EXHIBIT 10.40

                                   EXHIBIT 2.1

                      CONTRIBUTION AND ASSUMPTION AGREEMENT

         This CONTRIBUTION AND ASSUMPTION AGREEMENT is entered into as of [__________, 1996] by and among CHEVRON U.S.A. INC., a Pennsylvania corporation ("Chevron"), CHEVRON PIPE LINE COMPANY, a Delaware corporation ("CPL"), CHEVRON CHEMICAL COMPANY, a Delaware corporation ("CCC")(Chevron, CPL and CCC are hereinafter sometimes referred to collectively as the "Contributing Parties") and MIDSTREAM COMBINATION CORP., a Delaware corporation ("Newco").

                                   WITNESSETH:

         WHEREAS, Chevron, Newco and NGC Corporation, a Delaware corporation ("NGC"), have entered into a Combination Agreement and Plan of Merger dated as of May 22, 1996 (the "Combination Agreement"), pursuant to which the Contributing Parties will contribute the Contributed Businesses (hereinafter defined) and the Contributed West Texas LPG Pipeline Business (as hereinafter defined) to Newco in exchange for shares of Common Stock and Preferred Stock of Newco and the assumption by Newco of liabilities relating to the Contributed Businesses, including the indebtedness described in paragraph 4 hereof, as hereinafter in this Agreement provided;

         NOW THEREFORE, in consideration of the mutual promises contained herein, the mutual benefits to be derived for each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contributing Parties and Newco hereby agree as follows:

         1. CONTRIBUTION OF WARREN BUSINESS. The Contributing Parties hereby contribute, assign, transfer, convey and deliver to Newco the following assets, properties, contracts and other rights, titles and interests (all such assets and rights other than the Excluded Warren Assets described below are hereinafter collectively referred to as the "Contributed Warren Business"):

                  a. FACILITIES. The natural gas and natural gas liquids ("NGLs") processing facilities, NGL fractionation facilities, pipelines, gathering lines and systems, storage facilities, terminaling facilities, transportation facilities and other facilities relating to the purchase, sale, exchange, gathering, processing or fractionating of natural gas and NGLs which are more particularly described on SCHEDULE 1A hereto, including all leases, subleases, fee estates and leaseholds, easements, permits, access licenses, servitudes, rights-of-way, surface leases and other real property and real property interests related or pertaining thereto (collectively, the "Facilities");

                  b. CONTRACTS. All rights in or derived from the contracts listed on SCHEDULE 1B hereto, including without limitation all rights to receive payment for products sold and/or services rendered and all rights to receive goods and services purchased pursuant to such contracts and to assert claims and take such other actions in respect of breaches, defaults or other violations thereof and otherwise; PROVIDED, HOWEVER, that the foregoing shall not include any contracts associated with the Excluded Warren Assets or any employment or severance agreements or an employee benefit plan, policy, program, agreement or arrangement of Chevron or any of its Subsidiaries or Affiliates;

                  c. PERSONAL PROPERTY AND FIXTURES. All of the Contributing Parties' right, title and interest in all fixtures, personal property and improvements which are located on, used or held for use in connection with the Facilities, including without limitation, the boilers, buildings, compression facilities, machinery, equipment, furnishings, automobiles, trucks and other vehicles and rolling stock, tools, telephone and telegraph lines, and other facilities and similar property located on such Facilities which are owned or leased by Warren Petroleum Company (other than those assets described on SCHEDULE 1EX);

                  d. INVENTORIES. All of Chevron's right, title and interest in
         (i) the inventories of materials (including, without limitation, natural gas and NGLs), raw materials, work in process and finished products of Warren Petroleum Company ("Inventory"), but excluding any such inventory relating to the Excluded Warren Assets as identified on
         SCHEDULE 1EX, and (ii) spare parts, replacement and component parts, and office and other supplies which are used or held for use by Chevron or any of its Subsidiaries or Affiliates in connection with the operation of the Facilities (but excluding any such inventory related to the Excluded Warren Assets);

                  e. BOOKS AND RECORDS. All contract files, gas processing files, division order files, abstracts, product design data, plans, blueprints, specifications, manuals, designs, drawings, surveys, engineering reports, equipment and parts lists, test reports, materials standards, catalogues, performance and quality control standards, procedures and records, price lists, mailing lists, photographs, production data, sales and purchase records, sales order files, records, data, media materials and plates, advertising, marketing, promotional and sales materials, files and materials relating to suppliers, vendors and other service providers, and all other books, records, files, maps, accounting information and records and other similar information or data in the possession of

         Chevron relating to the operation of the Facilities and Chevron's transferable rights in the computer and automatic machinery software and programs and source disks that are used by Warren Petroleum Company in connection with the assets described in this Section 1 (together with all guides, forms, manuals, tapes and other materials employed in connection therewith); PROVIDED, HOWEVER, that the foregoing shall not include any proprietary information or manuals of Chevron Corporation or other intellectual property retained by Chevron but licensed to Newco pursuant to an Intellectual Property License Agreement of even date herewith;

                  f. LICENSES AND PERMITS. To the extent permitted by law, all of the Contributing Parties' right, title and interest in all permits, approvals, licenses, product registrations, safety certifications and other similar authorizations used in the operation of the Facilities, including, without limitation, those listed on SCHEDULE 1F hereto;

                  g. TRADEMARKS AND TRADENAMES. All of Chevron's right, title and interest in all common law rights and interests in the tradenames "The Warren Petroleum Company," "Warrengas," "Warren Petroleum," or any derivation of any such name and the design, tradenames and service marks relating to Warren Petroleum Company other than those expressly excluded pursuant to Section 15.1 of the Combination Agreement;

                  h. RIGHTS IN WARRANTIES. All rights in, to and under all express or implied representations, warranties, indemnities, covenants or other agreements of third parties arising from or attributable to the assets constituting the Contributed Warren Business;

PROVIDED, HOWEVER, that the Contributed Warren Business does not include and the Contributing Parties' shall retain all of their right, title and interest in and to the assets, properties, rights, titles, interests and contracts relating to Warren Petroleum Company that are not expressly described in this SECTION 1, including, without limitation, the Venice Complex and the Venice Gas Gathering Company, the lease covering Warren Petroleum Company's Tulsa, Oklahoma headquarters and those other assets described on SCHEDULE 1EX (collectively, the "Excluded Warren Assets").

         2. CONTRIBUTION OF NGBU BUSINESS. Chevron hereby contributes, assigns, transfers, conveys and delivers to Newco the following assets, properties, contracts and other rights, titles and interests (all such assets and rights other than the Excluded NGBU Assets defined below are hereinafter collectively referred to as the "Contributed NGBU Business"):

                  a. CONTRACTS. All rights in or derived from the contracts listed on SCHEDULE 2A hereto, including without limitation all rights to receive payment for products sold and/or services rendered and all rights to receive goods and services purchased pursuant to such contracts and to assert claims and take such other actions in respect of breaches, defaults or other violations thereof and otherwise;

                  b. FIXED ASSETS. The fixtures, personal property, computer hardware and software used by the employees of the NGBU, as are more specifically identified on SCHEDULE 2B hereto;

                  c. BOOK AND RECORDS. All contract files, gas marketing files, division order files, abstracts, plans, specifications, manuals, materials standards, catalogues, performance and quality control standards, procedures and records, price lists, mailing lists, photographs, sales and purchase records, sales order files, records, data, media materials and plates, advertising, marketing, promotional and sales materials, files and materials relating to suppliers, vendors and other service providers, and all other books, records, files, maps, accounting information and records, and other similar information or data in the possession of Chevron relating to the Contributed NGBU Business; PROVIDED, HOWEVER, that the foregoing shall not include any proprietary information or manuals of Chevron Corporation or other intellectual property retained by Chevron but licensed to Newco pursuant to an Intellectual Property License Agreement of even date herewith;

                  d. LICENSES AND PERMITS. To the extent permitted by law, all permits, approvals, licenses and other similar authorizations used in connection with the Contributed NGBU Business including, without limitation, those listed on SCHEDULE 2D hereto;

                  e. RIGHTS IN WARRANTIES. All rights in, to and under all express or implied representations, warranties, indemnities, covenants or other agreements of third parties arising from or attributable to the assets constituting the Contributed NGBU Business;

PROVIDED, HOWEVER, that the Contributed NGBU Business does not include and Chevron shall retain all of Chevron's right, title and interest in and to the assets, properties, rights, titles, interests, and contracts relating to the NGBU that are not expressly described in this SECTION 2, including, without limitation, the assets and contracts identified on SCHEDULE 2EX (collectively, the "Excluded NGBU Assets").

         3. REPRESENTATIONS. Without limiting any rights it may have under the Combination Agreement, Chevron warrants title to the assets comprising the Contributed Businesses (including those purported to be conveyed by CPL and CCC) to the extent, BUT ONLY TO THE EXTENT, set forth in the Combination Agreement, subject to the limitations and conditions regarding the warranty of title and the remedies contained therein. EXCEPT AS SET FORTH IN THE COMBINATION AGREEMENT, THE CONTRIBUTING PARTIES MAKE NO WARRANTIES OR REPRESENTATIONS WHATSOEVER, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, WITH RESPECT TO TITLE, MAINTENANCE, REPAIR, CONDITION, DESIGN, QUALITY, CONDITION, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, SAFETY OF EQUIPMENT, TITLE TO PERSONAL PROPERTY, COMPLIANCE WITH GOVERNMENTAL REGULATIONS OR OTHERWISE.

         4. ASSUMPTION OF INDEBTEDNESS. Newco, for itself, its successors and assigns, hereby assumes and from and after the Closing, agrees to duly and timely pay, perform and discharge $155.373 million in certain related indebtedness of Chevron to Chevron Capital U.S.A. Inc. (the "Assumed Indebtedness") described in the Loan Agreement effective as of August 25, 1994 pursuant to the Assumption Agreement in substantially the form of EXHIBIT 4.

         5. LIABILITIES. Without limiting its rights under the Combination Agreement, Newco, for itself, its successors and assigns, hereby assumes from the Contributing Parties from and after the Contribution Time and agrees to pay, perform and discharge, and shall to the fullest extent permitted by law (but subject to the further provisions of this paragraph 5), indemnify and hold the Contributing Parties and their Affiliates harmless against, any and all liabilities, obligations or claims associated with the ownership and operation of the Contributed Businesses, whether or not such liabilities, obligations or claims are known at the date hereof and whether or not such liabilities, obligations or claims arise from the Contributing Parties ownership and operation of the Contributed Businesses prior to the date hereof or from Newco's ownership and operation of the Contributed Businesses subsequent to the date hereof (all such liabilities, obligations or claims described below are hereinafter referred to as the "Assumed Liabilities," and together with the Contributed Warren Business and the Contributed NGBU Business, the "Contributed Businesses"), including without limitation the following:

         a. all liabilities, obligations or claims pursuant to the leases, easements, permits, licenses, contracts and contract rights included in the Contributed Warren Business and the Contributed NGBU Business;

         b. all liabilities, obligations or claims arising from litigation or arising from the ownership or operation of the Contributed Warren Business or the Contributed NGBU Business or any assets thereof, including, without limitation, the Facilities;

         c. any and all liabilities, obligations or claims arising from the presence or Release of Hazardous Materials (as such terms are defined in the Combination Agreement) in or on, or migration or release from, any assets or properties, included in the Contributed Warren Business or the Contributed NGBU Business; and

         d. any and all other liabilities, obligations or claims, contingent or otherwise, relating to the Contributed Warren Business and the Contributed NGBU Business (but not the Excluded Warren Assets and Excluded NGBU Assets).

This contribution is made expressly subject to all such agreements, leases, easements and other contracts relating to the Contributed Businesses or any of their constituent assets, including the Facilities, whether or not the same are herein specifically identified. Notwithstanding the foregoing, the assumption of the Assumed Liabilities shall not waive any valid defense (a "Defense") that was available to any Contributing Party, as applicable, with respect to the Assumed Liabilities, cause any other party to be a third party beneficiary thereunder or otherwise enlarge any rights or remedies of any third party under or with respect to any of the Assumed Liabilities. Upon execution and delivery of this Agreement by the parties hereto, any Defense to the Assumed Liabilities shall inure to the benefit of Newco or its designees and, upon consummation of the Combination, any such Defense shall inure to the benefit of the Surviving Corporation or its Subsidiaries or Affiliates (as applicable), in each case to the fullest extent permissible under applicable law.

         Newco will not assume and Chevron shall retain, and shall to the fullest extent permitted by law, indemnify and hold Newco and its Affiliates harmless against, any and all liabilities, obligations or claims associated with
(i) the offsite disposal of Hazardous Materials (as such term is defined in the Contribution Agreement) from the operation of the Contributed Businesses prior to the Contribution Time, (ii) underpayment of royalties on the production of natural gas prior to the Contribution Time, (iii) the litigation described on
SCHEDULE 5 hereto, (iv) Excluded Warren Assets and (v) Excluded NGBU Assets (collectively, (i) through (v), the "Retained Liabilities").

         6. CONTRIBUTED WEST TEXAS LPG PIPELINE BUSINESS. CPL hereby contributes, assigns, transfers, conveys and delivers to Newco an undivided 49% interest in and to those assets identified on SCHEDULE 6 hereto (such interest collectively, the "Contributed West Texas LPG Pipeline Business"), including all rights in, to and under all express or implied representations, warranties, indemnities, covenants or other agreements of third parties arising from or attributable to the assets constituting the Contributed West Texas LPG Pipeline Business. CPL represents that such assets are free and clear of any lien, mortgage, security interest or other encumbrance arising by, through or under CPL, and that such assets, when combined with the 51% interest in those assets identified on SCHEDULE 6 to be retained by CPL, are in all material respects adequate for the purposes for which such assets are presently used. CPL, for itself, its successors and assigns, hereby agrees to pay, perform and discharge, and shall to the fullest extent permitted by law, indemnify and hold Newco, its Affiliates and their respective successors and assigns harmless against, any and all liabilities, obligations or claims (including, without limitation, those arising from the presence or Release of Hazardous Materials) arising out of or in any way associated with the Contributed West Texas LPG Pipeline Business, but only to the extent such liabilities, obligations or claims arise out of CPL's ownership or operation of the Contributed West Texas LPG Pipeline Business prior to the Contribution Time, whether or not such liabilities, obligations or claims are known as of the date hereof. Newco, for itself, its successors and assigns, hereby agrees that from and after the Contribution Time, it shall be responsible for, and shall to the fullest extent permitted by law, indemnify and hold CPL and its Affiliates harmless against, any and all liabilities, obligations or claims associated with the Contributed West Texas LPG Pipeline Business but only to the extent such liabilities, obligations or claims arise out of the Surviving Corporation's ownership of the Contributed West Texas LPG Pipeline Business subsequent to the Contribution Time.

         7. CONSENTS TO ASSIGNMENT; TRANSFER RESTRICTIONS. Should any asset included in the Contributed Businesses or the Contributed West Texas LPG Pipeline Business be subject to a valid consent to assign or other restriction on transfer as to which the contribution hereunder would be a breach of such obligation or result in the forfeiture, termination or significant loss of use of such asset, then such asset may be excluded herefrom and from the assignment and shall be deemed not transferred unless and until any obligation to a third party is fulfilled. The exclusion of less than all the assets included in the Contributed Businesses and the Contributed West Texas LPG Pipeline Business pursuant to this provision shall not affect the validity of the transfer of the non-excluded assets.

         8. ISSUANCE OF SHARES; INVESTMENT. In exchange for the contribution of the Contributed Businesses and the Contributed West Texas LPG Pipeline Business, Newco will issue (i) 38,623,210 shares of Newco Common Stock to Chevron, (ii) 7,815,363 shares of Newco Series A Participating Preferred Stock to Chevron and
(iii) a promissory note in favor of Chevron on behalf of itself, CCC and CPL in the amount of $138.4 million. Chevron hereby represents to Newco that it is acquiring the shares of Common Stock and Preferred Stock of Newco for its own account and not for the account of any other person. Chevron is acquiring such shares for investment to continue its involvement in the combined midstream businesses of

Chevron and NGC and not with a view to distribution or resale thereof.

         9. REAL PROPERTY DISCLOSURES. In connection with the transfer of real property constituting part of the Contributed Businesses and the Contributed West Texas LPG Pipeline Business located in the State of Texas, the Contributing Parties hereby affirm the disclosures set forth in Section 16.14 of the Combination Agreement as amended by EXHIBIT 9 to this Agreement. Newco represents that it is aware that the disclosures contained in EXHIBIT 9 may be incomplete and agrees that Chevron may amend such disclosures from time to time prior to the conveyance of the real property to comply with disclosure generally applicable to the transfer of real estate in the State of Texas ("General Disclosures"). Newco further waives any rights it may have arising out of the incompleteness of any General Disclosure given in the Combination Agreement or
EXHIBIT 9 or the failure to give any additional General Disclosure required to be given by any state or local law, statute or ordinance including, but not limited to, Section 230.005 of the Texas Local Government Code, Section 257.004 of the Texas Transportation Code, Section 61.025 of the Texas Natural Resources Code, Section 33.135 of the Texas Natural Resources Code and Section 49.452 of the Texas Water Code.

         10. FURTHER ASSURANCES. The Contributing Parties shall execute Deeds and a Bill of Sale in the forms attached hereto as EXHIBIT 10(A) and EXHIBIT 10(B), respectively, and made a part hereof. Chevron and Newco shall execute an Assignment of Rights and Obligations Under Agreements, Assignment of Leases and Intellectual Property License Agreement in the forms attached hereto as EXHIBIT 10(C), EXHIBIT 10(D) and EXHIBIT 10(E) and made a part hereof. The Contributing Parties and Newco will cause to be executed and delivered from time to time at the request of the other such other all such further instruments of conveyance, assignments and further assurances as may be required to transfer and assign the title of the Contributing Parties to the assets included in the Contributed Businesses and the Contributed West Texas LPG Pipeline Business to Newco and the Surviving Corporation and to effect the provisions of this Agreement.

         11. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party hereto shall assign any of its rights, duties or privileges under this Agreement without the prior written consent of the other, but no such consent is required for any further transfer of the Contributed Businesses or the Contributed West Texas LPG Pipeline Business.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, as if both parties hereto were resident and doing business in such state, except to the extent that the law of the states in which any of the assets are located necessarily apply to the construction of this Agreement as it applies to the portion of the assets located in such states.

         13. HEADINGS; TERMS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Unless otherwise indicated herein, capitalized terms shall have the meanings set forth in the Combination Agreement.

         IN WITNESS WHEREOF, Chevron, CPL, CCC and Newco have duly executed this Agreement as of the date set forth above, but effective for all purposes as of 12:01 a.m., Houston, Texas time on the Closing Date (the "Contribution Time").

                                                    CHEVRON U.S.A. INC.



                                                       By

                                                       Title


                                                    CHEVRON PIPE LINE COMPANY


                                                       By

                                                       Title

                                                    CHEVRON CHEMICAL COMPANY


                                                       By

                                                       Title

                                                    MIDSTREAM COMBINATION CORP.


                                                       By

                                                       Title

                         LIST OF SCHEDULES AND EXHIBITS


SCHEDULES

Schedule 1A                Warren Contributed Assets
Schedule 1B                Warren Contracts
Schedule 1EX               Warren Excluded Assets
Schedule 1F                Warren Licenses and Permits

Schedule 2A                NGBU Contracts
Schedule 2B                NGBU Contributed Assets
Schedule 2D                NGBU Licenses and Permits
Schedule 2EX               NGBU Excluded Assets

Schedule 5                 Chevron Retained Litigation

Schedule 6                 West Texas LPG Pipeline Assets

EXHIBITS

Exhibit 4                  Note Assumption Agreement
Exhibit 8                  Real Property Disclosures
Exhibit 10(a)              Deeds (fee and pipeline)
Exhibit 10(b)              Bill of Sale
Exhibit 10(c)              Assignment of Rights and Obligations Under
                           Agreements
Exhibit 10(d)              Assignment of Leases
Exhibit 10(e)              Intellectual Property License Agreement

                                   SCHEDULE 1A
                            CONTRIBUTED WARREN ASSETS

OPERATED GAS PLANTS

- ----------------------------------------------------------------------------------------------------
                                    OWNERSHIP OF
    ASSET      STATE     COUNTY      OPERATIONS                     PLANT/TERMINAL
- ----------------------------------------------------------------------------------------------------
                                                   2 Plants (Canadian/Tonkawa).  The Canadian
                                                   Plant is a turbo expander processing plant.
                                                   The Tonkawa Plant is an idle refrigeration
                                                   plant.
                                                   Surplus equipment at the Tonkawa site is as
                                                   follows:
                                                              Amine System (scavenged)
Canadian/                                                     Turbo-expander processing plant
Tonkawa          TX     Hemphill        100%                  Straight  Refrigeration Process Skid
- ----------------------------------------------------------------------------------------------------
                                                   Refrigerated turbo expander
processing plant.
                                                   Includes water disposal well (Well #1, Unit
                                                   Letter
Eunice           NM        Lea          100%       H, Section 3, 22S - 37E, Lea County, NM).
- ----------------------------------------------------------------------------------------------------
                                                   Refrigerated lean oil absorption plant, with
Fashing          TX     Atasocia       44.7% *     fractionation and a modified Claus sulfur plant.
- ----------------------------------------------------------------------------------------------------
                                                   Idle turbo expander straddle plant with
                                                   molecular
Gruver           TX      Roberts        100%       sieve dehydration and iron sponge.
- ----------------------------------------------------------------------------------------------------
Leedy            OK    Roger Mills      100%       Turbo-expander processing plant.
- ----------------------------------------------------------------------------------------------------
                                                   Shut-down turbo expander
                                                   straddle plant with molecular
                                                   sieve dehydration and
                                                   compression.
Miami            TX     Hansford        100%       Meter skid has been scavenged.
- ----------------------------------------------------------------------------------------------------
                                                   2 Plants (Monahans, Worsham).  The
                                                   Monahans plant is a Cryogenic/expander plant
                                                   and treater.  The Worsham plant is an idle
                                                   turbo-expander straddle plant.   Includes water
Monahans/                                          disposal well (Section 4, Blk F, G&M.MB&A
Worsham          TX       Ward          100%       Survey, Ward County, TX).
- ----------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------------
    ASSET            GATHERING SYSTEM              SATELLITES                          EXCLUDED ASSETS
- ---------------------------------------------------------------------------------------------------------------------------
              Associated gathering system                           Turbo-expander processing plant at Tonkawa is missing
              consisting of approximately                           the following equipment:
              100 miles of pipe and 132                                        Regeneration Gas Heater
              meter stations, located in                                       Demethanizer Reboiler
Canadian/     Hemphill and Roberts                                             Regeneration Gas Compressor
Tonkawa       Counties, Texas.               Tonkawa Compressor St.            Instrumentation
- ---------------------------------------------------------------------------------------------------------------------------
              Associated gathering system
              consisting of approximately
              226 miles of pipe and 461                             Communication/Microwave tower, building and equipment
              meter stations, located in                            on property.
              Lea                                                   CPL 4" Pipeline (sampler, densitometer, meter skid,
Eunice        County, New Mexico.            None                   swab, piping, RTU building).
- ---------------------------------------------------------------------------------------------------------------------------
Fashing       Excluded                       Excluded               The Fashing Treating Plant and Gathering Facilities.
- ---------------------------------------------------------------------------------------------------------------------------
                                                                    Plant is missing the following equipment:
                                                                               Starting air compressor package
                                                                               Office Bldg.
Gruver        None                           None                              One Compressor piston (Recompression)
- ---------------------------------------------------------------------------------------------------------------------------
              Associated gathering system
              consisting of approximately
              68 miles of pipe and 92
              meter stations, located in
              Roger Mills County,
Leedy         Oklahoma.                      None
- ---------------------------------------------------------------------------------------------------------------------------
                                                                    Plant is missing the following equipment:
                                                                               (1) Iron Sponge vessel
                                                                               Generator package and building
                                                                               Refrigeration/recompressor package/bldg.
                                                                               Regen Heater
Miami         None                           None                              Office Bldg.
- ---------------------------------------------------------------------------------------------------------------------------
                                             Gulf States
                                             Compressor St.,
                                             Moncrief Compressor
                                             St.,
                                             Cat Compressor St.,
                                             Hutch-Sealy
                                             Compressor St., Waha
                                             Compressor St.,
                                             Penn Field Compressor
                                             St. No.1, Penn Field
                                             Compressor St. No.2,
                                             South Ward Compressor
                                             St., South Hutch
                                             Compressor St.,
                                             Residue ReCompressor
                                             St.,
              Associated gathering system    Veste Ranch
              consisting of approximately    Compressor St.
              300 miles of pipe and 208      South Wink Meter St.
              meter stations, located in     #16                    North Ward Estes Electrical Distribution System.
              Ward, Winkler, Pecos and       Flare Site             CPL 4" Pipeline (sampler, densitometer, meter skid,
Monahans/     Reeves Counties, Texas.        So. Penn Line Launcher swab, piping, RTU building) @ Monahans.
Worsham       O'Brien Gathering System.      Valero Treater Site    CPL Pipeline (piping, swab) @ Worsham.
- ---------------------------------------------------------------------------------------------------------------------------

*  Interest in Joint Venture

                                   SCHEDULE 1A
                            CONTRIBUTED WARREN ASSETS

- ---------------------------------------------------------------------------------------------------
                                     OWNERSHIP OF
    ASSET      STATE     COUNTY       OPERATIONS                    PLANT/TERMINAL
- ---------------------------------------------------------------------------------------------------
                                                    Refrigerated turbo expander
                                                    processing plant with
                                                    modified Claus sulfur plant
                                                    and fractionation
                                                    facilities. Includes water
                                                    disposal well (Graham State
                                                    NCT-F Well #7 water disposal
                                                    well 1650'FEL, 330' FSL,
Monument        NM        Lea            100%       Section 36, 19S-36E, Lea County, NM).
- ---------------------------------------------------------------------------------------------------
Moores
Orchard         TX      Ft. Bend         100%       Cryogenic/Expander Plant.
- ---------------------------------------------------------------------------------------------------
Puckett         TX       Pecos           100%       Propylene Carbonate CO2 Treater Plant.
- ---------------------------------------------------------------------------------------------------
                                                    A Cryogenic/expander plant with an idle oil
                                                    absorption plant.  The plant has a 2 bed
Sand Hills      TX       Crane           100%       Claus sulfur plant.
- ---------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------
    ASSET            GATHERING SYSTEM              SATELLITES                           EXCLUDED ASSETS
- ----------------------------------------------------------------------------------------------------------------------------
              Associated gathering system
              consisting of approximately    Skaggs Compressor St.
              534 miles of pipe and 382      Joy Compressor St.
              meter stations, located in     Loading Rack Site
              Lea County, New Mexico, and    Underground Storage
              Gaines and Andrews Counties,   Site                     CPL 4" & 6" Pipelines (sampler, densitometer, meter
Monument      Texas.                         Cooper Water Tank Site   skid, swab, piping, RTU building).
- ----------------------------------------------------------------------------------------------------------------------------
                                                                      Gas lift system
Moores                                                                Chevron Production Field Office Trailer located on the
Orchard       Excluded                       Excluded                 plant site.
- ----------------------------------------------------------------------------------------------------------------------------
              Associated gathering system
              consisting of approximately
              20 miles of pipe and meter
              stations, located in Pecos
              County, Texas. Includes 15
              remote glycol dehydration                               Two Chevron Production owned booster compressor
              units located within the                                stations and associated land.
Puckett       field system.                  Excluded                 El Paso Mainline Compressor
- ----------------------------------------------------------------------------------------------------------------------------
                                             Waddell Compressor
                                             St.,
                                             King Mountain
                                             Compressor St.,
                                             McKnight Compressor
                                             St.,
                                             Dora Roberts
                                             Compressor St.,
                                             Cattleguard 25
                                             Compressor St., Block
                                             42 Compressor St.,
                                             Exxon Compressor St.,
                                             Ponderosa Compressor
                                             St.,                     Fresh water lease and system (Sand Hills and Waddell).
                                             L&H Compressor St.,      CPL 6" Pipeline (sampler, densitometer, meter skid,
                                             L&H Booster Station,     swab, piping, RTU building) @ Sand Hills (Warren).
              Associated gathering system    Cattleguard 31,          CPL Pipeline (misc piping stubs) @ idle Sand Hills
              consisting of approximately    Janelle Edwards          plant.
              750 miles of pipe and 650      Compressor St.           CPL 4" crude oil pipeline @ Waddell.
              meter stations, located in     Sphere Launcher and      King Mountain communication tower, building and
              Crane, Ward, Pecos, Ector,     Receiver Site            equipment.
Sand Hills    Upton Counties, Texas.         Tubbsville               Crane County Water Injection System
- ----------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 1A
                            CONTRIBUTED WARREN ASSETS


- --------------------------------------------------------------------------------
                                     OWNERSHIP OF
   ASSET      STATE     COUNTY       OPERATIONS           PLANT/TERMINAL
- --------------------------------------------------------------------------------
                                                    3 Plants (Saunders, Vada,
                                                    Bluitt). The Saunders Plant
                                                    is a refrigerated J-T Plant.
                                                    The Bluitt Plant is amine
                                                    treating with a Claus sulfur
                                                    plant (with idle processing
                                                    skid, nitrogen rejection
                                                    unit and fractionator). The
                                                    Vada Plant is a refrigerated
                                                    J-T plant. Includes water
                                                    disposal well (Unit letter
Saunders/Vada/                                      L, Section 34,
Bluitt          NM        Lea            100%       T14S, R33E).
- --------------------------------------------------------------------------------
                                                    Refrigerated Lean Oil
                                                    Absorption Plant with
                                                    fractionation facilities,
                                                    compression, and TEG
Sherman         TX      Grayson          100%       dehydration.
- --------------------------------------------------------------------------------
                                                    Idle Turbo-expander process
S. Sherman                                          skid with molecular sieve
Process Skid    TX      Hemphill         100%       dehydration.
- --------------------------------------------------------------------------------
                                                    Processing plant with two
                                                    refrigerated lean
Yscloskey       LA    St. Bernard  27.19509% (1) *  oil absorption trains.
- --------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------
    ASSET            GATHERING SYSTEM              SATELLITES                           EXCLUDED ASSETS
- ----------------------------------------------------------------------------------------------------------------------------
                                             Epperson Compressor St.,
                                             Bluitt Compressor St.,
                                             West Sawyer Compressor St.,
                                             Lehman Compressor St.,
                                             Clauene Compressor St.,
                                             Cato Compressor St.,
                                             West Milnesand
                                             Compressor St.,
                                             Chaveroo Compressor St.,
                                             South Peterson
                                             Compressor St.,
                                             Bough Compressor St.,
                                             Sawyer Compressor St.,
                                             Gladiola (Tatum)
                                             Compressor St.,
              Associated gathering system    Bronco Compressor
              consisting of approximately    St.,                   Communication/Microwave tower, building and equipment
              2,510 miles of pipe and 905    King Compressor St.,   on property.
              meter stations, located in     Dean Compressor St.,   CPL 4" Pipeline (sampler, densitometer, meter skid,
              Lea, Roosevelt, and Chaves     Townsend Compressor    swab, piping, RTU building) @ Bluitt.
              Counties, New Mexico, and      St.                    CPL 4" Pipeline (sampler, densitometer, meter skid,
              Yoakum, Terry, Hockley,        Ranger Lake            swab, piping, RTU building) @ Vada.
Saunders/     Cochran and Lamb Counties,     Tobac                  CPL 4"  & 6" Pipelines (sampler, densitometer, meter
Vada/Bluitt   Texas.                         Williamson Valve St.   skid, swab, piping, RTU building) @ Saunders.
- ----------------------------------------------------------------------------------------------------------------------------
                                                                    Two water disposal wells.
                                                                    Chevron Production buildings, real estate,
              Associated gathering system                           improvements and equipment (all real estate and
              consisting of approximately    Lawrence Compressor    improvements north and west of the dashed/dotted line
              75 miles of pipe and 150       St.                    shown on the Sherman map except the plant flare).
              meter stations, located in     Metering Facilities    (2) 30M Gal Tanks (already committed to third party)
Sherman       Grayson County, Texas.         Site                   Fresh water line to Chevron Production.
- ----------------------------------------------------------------------------------------------------------------------------
S. Sherman
Process Skid  None                           None
- ----------------------------------------------------------------------------------------------------------------------------
Yscloskey     None                           None
- ----------------------------------------------------------------------------------------------------------------------------

*  Interest in Joint Venture

(1) Adjusted annually according to participation value for liquid hydrocarbons made available for processing during the immediately preceding adjustment period.

                                   SCHEDULE 1A
                            CONTRIBUTED WARREN ASSETS

OPERATED FRACTIONATION & PRODUCT FACILITIES

- ---------------------------------------------------------------------------------------------------
                                     OWNERSHIP OF
    ASSET      STATE     COUNTY       OPERATIONS                    PLANT/TERMINAL
- ---------------------------------------------------------------------------------------------------
Mont Belvieu                                        Domestic and Imports Fractionation Trains
Fractionator    TX      Chambers         100%       adjacent to Warren's Mont Belvieu Terminal.
- ---------------------------------------------------------------------------------------------------
Mont Belvieu
Isomerization                                       Butane isomerization plant adjacent to
Plant           TX      Chambers         100%       Warren's Mont Belvieu Fractionator.
- ---------------------------------------------------------------------------------------------------
Mont Belvieu                                        Product storage facility adjacent to Warren's
Terminal        TX      Chambers         100%       Mont Belvieu Fractionator.
- ---------------------------------------------------------------------------------------------------
Warrengas                                           LPG Import/Export Terminal connected to the
Terminal        TX       Harris          100%       Mont Belvieu Terminal.
- ---------------------------------------------------------------------------------------------------
Calvert City
Terminal        KY      Marshall         100%       Product Transport Terminal
- ---------------------------------------------------------------------------------------------------
Greenville
Terminal        MS     Washington        100%       Propane Terminal (barge, railcar, transport)
- ---------------------------------------------------------------------------------------------------
Hattiesburg
Terminal        MS      Forrest           50% *     Propane Terminal (railcar, transport)
- ---------------------------------------------------------------------------------------------------
Lampton-Love
Terminal        MS      Forrest          100%       Idle Product Transport Terminal
- ---------------------------------------------------------------------------------------------------
Port
Everglades
Marine
Terminal        FL      Broward          100%       Propane Terminal (barge, transport)
- ---------------------------------------------------------------------------------------------------
Tampa Marine
Terminal        FL    Hillsborough       100%       Propane Terminal (barge, railcar, transport)
- ---------------------------------------------------------------------------------------------------
Mont Belvieu
Transport
Terminal        TX      Chambers         100%       Administrative offices and repair shop.
- ---------------------------------------------------------------------------------------------------
Abileen
Transport
Terminal        TX       Taylor          100%       Raw LPG Transport Terminal
- ---------------------------------------------------------------------------------------------------
Bridgeport
Transport
Terminal        TX        Jack            65% *     Raw LPG Transport Terminal
- ---------------------------------------------------------------------------------------------------
Gladewater
Transport
Terminal        TX       Gregg           100%       Raw LPG Transport Terminal
- ---------------------------------------------------------------------------------------------------
Louisville
Term. Land      KY     Jefferson         100%       Ohio Riverfront Property for unbuilt terminal.
- ---------------------------------------------------------------------------------------------------
Belle Chasse
Barge Maint.    LA    Plaquemines        100%       Modular office building
- ---------------------------------------------------------------------------------------------------
Houston
Gathering               Chambers
System          TX       Harris          100%       NA
- ---------------------------------------------------------------------------------------------------
Texas City
Pipeline        TX       Harris          100%       NA
- ---------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
           GATHERING
    ASSET   SYSTEM   SATELLITES             EXCLUDED ASSETS
- --------------------------------------------------------------------------------
Mont Belvieu
Fractionator  NA        NA
- --------------------------------------------------------------------------------
Mont Belvieu
Isomerization
Plant         NA        NA
- --------------------------------------------------------------------------------
                                 See Schedule 1EX for comprehensive listing.
Mont Belvieu                     Microwave equipment on tower and in building
Terminal      NA        NA       dedicated for Chevron use.
- --------------------------------------------------------------------------------
                                 See Schedule 1EX for comprehensive listing.
Warrengas                        Microwave equipment on tower and in building
Terminal      NA        NA       dedicated for Chevron use.
- --------------------------------------------------------------------------------
Calvert City
Terminal      NA        NA
- --------------------------------------------------------------------------------
Greenville
Terminal      NA        NA
- --------------------------------------------------------------------------------
Hattiesburg
Terminal      NA        NA
- --------------------------------------------------------------------------------
Lampton-Love
Terminal      NA        NA
- --------------------------------------------------------------------------------
Port
Everglades
Marine
Terminal      NA        NA
- --------------------------------------------------------------------------------
Tampa Marine
Terminal      NA        NA
- --------------------------------------------------------------------------------
Mont Belvieu
Transport
Terminal      NA        NA
- --------------------------------------------------------------------------------
Abileen
Transport
Terminal      NA        NA       CPL 10" Pipeline (meter skids, piping).
- --------------------------------------------------------------------------------
Bridgeport
Transport                        CPL 3" Pipeline (meter skids, piping @ truck
Terminal      NA        NA       racks).
- --------------------------------------------------------------------------------
Gladewater                       CPL 6" Pipeline (sampler, densitometer, 2
Transport                        meter skids, swab, piping, RTU building,
Terminal      NA        NA       48'x137' fence)
- --------------------------------------------------------------------------------
Louisville
Term. Land    NA        NA
- --------------------------------------------------------------------------------
Belle Chasse
Barge Maint.  NA        NA
- --------------------------------------------------------------------------------
Houston
Gathering                        Port Arthur Gathering System is excluded.  See
System     Included     NA       Schedule 1EX for other excludes.
- --------------------------------------------------------------------------------
Texas City
Pipeline      NA        NA
- --------------------------------------------------------------------------------
*  Interest in Joint Venture

                                   SCHEDULE 1A
                            CONTRIBUTED WARREN ASSETS


NON-OPERATED GAS PLANTS/GATHERING

- ---------------------------------------------------------------
      ASSET         STATE       COUNTY         JV INTEREST
- ---------------------------------------------------------------
Blue Water           LA         Acadia        16.72238% (2)
- ---------------------------------------------------------------
- ---------------------------------------------------------------
Calumet              LA        St. Mary        20.8859% (2)
- ---------------------------------------------------------------
- ---------------------------------------------------------------
Diamond M            TX         Scurry          3.690600%
- ---------------------------------------------------------------
- ---------------------------------------------------------------
Grand Chenier        LA        Cameron        1.865850% (3)
- ---------------------------------------------------------------
- ---------------------------------------------------------------
Indian Basin         NM          Eddy           14.192650%
- ---------------------------------------------------------------
- ---------------------------------------------------------------
Iowa                 LA    Jefferson Davis      9.92% (4)
- ---------------------------------------------------------------
- ---------------------------------------------------------------
Laverne              OK         Harper        0.857090% (4)
- ---------------------------------------------------------------
- ---------------------------------------------------------------
Maysville            OK         Garvin             21%
- ---------------------------------------------------------------
- ---------------------------------------------------------------
Patterson II         LA        St. Mary          1.0946%
- ---------------------------------------------------------------
- ---------------------------------------------------------------
Sea Robin            LA       Vermilion       19.072077% (2)
- ---------------------------------------------------------------
- ---------------------------------------------------------------
North Terrebone      LA       Terrebone         1.828530%
- ---------------------------------------------------------------
Toca                 LA      St. Bernard        8.862723%
- ---------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------------------
                                                                               GATHERING
      ASSET                             PLANT/TERMINAL                           SYSTEM        SATELLITES      EXCLUDED ASSETS
- ---------------------------------------------------------------------------------------------------------------------------------
Blue Water         Cryogenic expander processing plant.  Operated by Exxon.  None           None
- ---------------------------------------------------------------------------------------------------------------------------------
                   Refrigerated oil absorption processing plant.  Operated
Calumet            by Shell.                                                 None           None
- ---------------------------------------------------------------------------------------------------------------------------------
                   Gas now processed at another plant.  Plant removed.
Diamond M          Operated by Exxon.                                        Included       None
- ---------------------------------------------------------------------------------------------------------------------------------
                   Cryogenic and refrigerated lean oil processing plants.
Grand Chenier      Operated by Vastar.                                       None           None
- ---------------------------------------------------------------------------------------------------------------------------------
Indian Basin       Cryogenic processing plant.  Operated by Marathon.        Included       None
- ---------------------------------------------------------------------------------------------------------------------------------
Iowa               Cryogenic processing plant.  Operated by TETCO.           None           None
- ---------------------------------------------------------------------------------------------------------------------------------
Laverne            Cryogenic processing plant.  Operated by Conoco.          None           None
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Lindsey
                                                                                            Compressor St.
                                                                                            Antioch
Maysville          Cryogenic processing plant.  Operated by Texaco.          Included       Compressor St.
- ---------------------------------------------------------------------------------------------------------------------------------
Patterson II       Cryogenic processing plant.  Operated by Norcen Explorer  None           None
- ---------------------------------------------------------------------------------------------------------------------------------
Sea Robin          Cryogenic processing plant.  Operated by Texaco.          None           None
- ---------------------------------------------------------------------------------------------------------------------------------
                   Refrigerated oil absorption processing plant. Operated
North Terrebone    by Shell.                                                 None           None
- ---------------------------------------------------------------------------------------------------------------------------------
                   Cryogenic and refrigerated oil processing plants.
Toca               Operated by Shell.                                        None           None
- ---------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted annually according to participation value for liquid hydrocarbons made available for processing during the immediately preceding adjustment period.

(2) Adjusted annually, with plant ownership based on gas units and liquids capacity.

(3) Adjusted annually, with plant ownership based on volume of products attributable to gas made available for processing during 12 month period.

(4)  Ownership based on gas units.

                                   SCHEDULE 1A
                            CONTRIBUTED WARREN ASSETS

OTHER

- ------------------------------------------------------------------------------------------------------------------------------------
             ASSET                        DESCRIPTION                                           EXCLUDED ASSETS
- ------------------------------------------------------------------------------------------------------------------------------------
Mont Belvieu Industry     Warren's interest in Mont Belvieu Industry
Association               Association
- ------------------------------------------------------------------------------------------------------------------------------------
Mont Belvieu Salt Dome    Warren's Salt Dome Properties around Mt.
Properties                Belvieu (detailed in land listing).         Excludes non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
Fort Worth TX Sales       Fort Worth Sales office lease and all
Office (Lease)            Warren owned office equipment.              Excludes non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
Jackson  MS Sales Office  Jackson Sales office lease and all Warren
(Lease)                   owned office equipment.                     Excludes non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
Sacramento CA Sales       Sacramento Sales office lease and all
Office (Lease)            Warren owned office equipment.              Excludes non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
Marshalls Creek PA Sales  Marshalls Creek Sales office lease and all
Office (Lease)            Warren owned office equipment.              Excludes non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
Louisville KY Sales       Louisville Sales office lease and all
Office (Lease)            Warren owned office equipment.              Excludes non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
Tampa FL Sales Office     Tampa Sales office lease and all Warren
(Lease)                   owned office equipment.                     Excludes non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
                          Hangar and related office lease and all
Tulsa Hangar and Related  airplane associated office equipment,
Office (Lease)            spare parts and operating supplies.         Excludes non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
                          All Warren owned training equipment         Excludes individual use computer equipment (see Schedule
                          located in the Midland Training Center.     1EX for detail). Also excludes all office equipment
                          Includes audio/video equipment, training    (including desks, chairs, tables, bookcases, and file
Training Equipment -      props/simulators, training books/tapes and  cabinets -- per NGC's request). Excludes
Midland Training Center   training related computer equipment.        non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
                          All Warren owned mechanical maintenance     Excludes computer equipment not specifically dedicated to
                          equipment located in the Midland            mechanical maintenance analysis (see Schedule 1EX for detail).
                          Maintenance office.  Includes all           Also excludes all office equipment (including desks, chairs,
Maintenance Equipment -   maintenance equipment tools and             tables, bookcases, and file cabinets -- per NGC's request).
Midland Maintenance       specifically related computer equipment.    Excludes non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
                          All Warren owned mechanical maintenance
                          equipment located in the Northern Area
                          Maintenance offices. Includes all maintenance
                          equipment tools, specifically
                          related computer equipment and office       Excludes computer equipment not specifically dedicated to
Maintenance Equipment -   equipment utilized by maintenance           mechanical maintenance analysis (see Schedule 1EX for detail).
Northern Area             personnel.                                  Excludes non-transferable leased or rented office equipment.
- ------------------------------------------------------------------------------------------------------------------------------------
Airplane - 1980 Beechcraft
Super King Air 200        Warren owned aircraft.
- ------------------------------------------------------------------------------------------------------------------------------------
Monahans Electrical
Distribution Lateral      Lateral from the mainline to the plant.     North Ward Estes Electrical Distribution System
- ------------------------------------------------------------------------------------------------------------------------------------
                          Warren owned/leased cars, tractors,
Warren Owned/Leased Motor pick-up trucks, motor vans, transport       Vehicles associated with excluded assets and leases that
Vehicles                  trucks and trailers.                        cannot be assigned.
- ------------------------------------------------------------------------------------------------------------------------------------
Warren Owned Conventional Warren owned portable units, mobile units,  Conventional radio systems associated with excluded assets and
Radio Systems             repeaters, consoles and frequencies.        office space.
- ------------------------------------------------------------------------------------------------------------------------------------
                          Warren owned RTU stations and master
Warren Owned SCADA Units  stations.                                   SCADA Units associated with excluded assets and office space.
- ------------------------------------------------------------------------------------------------------------------------------------
Warren Owned Telephone
Key Systems                                                           Key Systems associated with excluded assets and office space.
- ------------------------------------------------------------------------------------------------------------------------------------
Mt Belvieu PBX            Telephone system with voice mail.
- ------------------------------------------------------------------------------------------------------------------------------------
Warren Owned LANs         Warren owned ethernet and token LANs.       LANs associated with excluded assets and office space.
- ------------------------------------------------------------------------------------------------------------------------------------
Warren Owned PCs,         Including CITC PCs in exclusive Warren      Computer equipment associated with employees continuing with
Printers and Peripherals  service.                                    Chevron.
- ------------------------------------------------------------------------------------------------------------------------------------
Warren Owned              Warren owned exclusive use mini computers
Mini-Computers and        and file servers.                           Excludes joint use equipment.
File Servers.
- ------------------------------------------------------------------------------------------------------------------------------------
Warren Owned Cellular     Warren owned cellular phones.
Phones
- ------------------------------------------------------------------------------------------------------------------------------------
Warren Owned Fiber        Canadian, Galena Park, Saunders, Yscloskey. Fiber Systems associated with excluded assets and office
Systems                                                               space.
- ------------------------------------------------------------------------------------------------------------------------------------
                          Mt Belvieu Plant, Mt Belvieu Terminal and
Warren Owned CCTV Systems Sand Hills.
- ------------------------------------------------------------------------------------------------------------------------------------
Warren Exclusive Use                                                  Excludes non-transferable , CITC and other Chevron Corporation
Software                                                              software.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                      Excludes office furniture utilized by transition personnel, those personnel continuing with Chevron and outplacement
Warren Owned Furniture    Warren owned office furniture in the Tulsa  Services. Excludes built in office furniture and office
in the Tulsa Office       office space.                               furniture owned by other Chevron operating companies.
- ------------------------------------------------------------------------------------------------------------------------------------
Mont Belvieu and
Warrengas Microwave                                                   Excludes microwave RF equipment serving Chevron.
Tower and Building
- ------------------------------------------------------------------------------------------------------------------------------------
NDS BTD 2 Server -                                                    Excludes Class B Internet address and Chevron data circuits.
Openview
- ------------------------------------------------------------------------------------------------------------------------------------
Jackson and Tampa Sales
Office Satellite Systems  DTS gas pricing satellites.
- ------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 1B

                                WARREN CONTRACTS

     [List to be attached at Closing and will include all Warren contracts related to the Contributed Warren Business, including but not limited to those identifited on Schedule 5.12 to the Combination Agreement (but excluding any contracts related to the Excluded Warren Assets).]

                                  SCHEDULE 1EX
                             EXCLUDED WARREN ASSETS

A. Chevron shall retain the following improvements that are associated with the properties listed below. Chevron shall retain its real property interests in the land associated with the improvements or shall reserve an easement to the extent the improvements are on property being transferred to NEWCO.

         EUNICE:

                    Communication/Microwave tower, building and equipment on property (NEWCO will have access to current Warren usage of the tower).

                    CPL 4" Pipeline (sampler, densitometer, meter skid, swab, piping, RTU building)

          FASHING:

                    Chevron shall retain all of its interest in the joint venture formed under that certain Construction and Operating Agreement, Gas Treating Plant and Gathering System, Fashing Field, Atascosa & Karnes Counties, Texas dated May 9, 1958 (the "Treating Operating Agreement" ). Chevron shall retain all its rights under the Treating Operating Agreement, including but not limited to any rights it may have to real estate, inventories, equipment, buildings, vehicles and personal property associate therewith. Notwithstanding the foregoing, per the Miscellaneous Services Agreement (attached to the Combination Agreement and Plan of Merger), Chevron shall make best efforts to assign its rights and obligations as Plant Operator under the Treating Operating Agreement to NEWCO.

          MONAHANS/WORSHAM:

                    North Ward Estes Electrical Distribution System (except lateral from mainline to the Monahans Plant).

                    CPL 4" Pipeline (sampler, densitometer, meter skid, swab, piping, RTU building) at Monahans

                    CPL Pipeline (piping, swab) at Worsham

                    Midway Scrubber and Your & Durgin abandoned compressor stations/satellite sites at Monahans

          MONUMENT:

                    CPL 4" and 6" Pipelines (sampler, densitometer, meter skid, swab, piping, RTU building)

                    Pearl Queen and Roline abandoned compressor stations/satellite sites

          MOORES ORCHARD:

                    Gathering System and satellite locations.

                    Gas Lift System

                    Chevron Production Field Office Trailer located on the plant site (right of ingress and egress and the continuing right of Chevron Production under the existing lease to utilize the existing site for its field office trailer).

          PUCKETT:

                    2 Chevron Production owned booster compressor stations and associated land

                    El Paso Mainline Compressor

          SAND HILLS:

                    Fresh water lease and system (Sand Hills and Waddell) (NEWCO will continue to have access to water)

                    CPL 6" Pipeline (sampler, densitometer, meter skid, swab, piping, RTU building) at Sand Hills

                    CPL Pipeline (misc. piping stubs) at idle Sand Hills plant

                    CPL 4" crude oil pipeline at idle Waddell plant

                    Pennwell Loading Rack abandoned compressor station/satellite site

                    King Mountain communication tower, building and equipment.

                    Crane County Water Injection System

          SAUNDERS/VADA/BLUITT

                    Communication/Microwave Tower, building and equipment on property (NEWCO will have access to current Warren usage of the tower).

                    CPL 4" Pipeline (sampler, densitometer, meter skid, swab, piping, RTU building) at Bluitt

                    CPL 4" Pipeline (sampler, densitometer, meter skid, 6" swab, piping, RTU building) at Vada

                    CPL 4" and 6" Pipelines (sampler, densitometer, meter skid, swab, piping, RTU building) at Saunders

                    Bass, Trident Buckshot, Buckshot, Flying M and Sante Fe abandoned compressor stations/satellite sites

          ABILEEN TRANSPORT TERMINAL:

                    CPL 10" Pipeline (meter skids, piping)

          BRIDGEPORT TRANSPORT TERMINAL:

                    CPL 3" Pipeline (meter skids, piping at truck racks)

          GLADEWATER TRANSPORT TERMINAL:

                    CPL 6" Pipeline (sampler, densitometer, 2 meter skids, 6" swab, piping, RTU building, 48' x 137' fence)

                    Gladewater Plant and Railsite

B. Chevron shall retain title to the land that is north and west of the dashed/dotted line on that certain drawing labeled "Sherman Plant and Production Facilities Drawing', dated 4/17/96 attached hereto as Exhibit 1EX-(1) and incorporated herein by this reference (hereinafter, the "Sherman Map") and all improvements, fixtures, equipment and personal property located on such land (except the plant flare) including, but not limited to, the improvements described below and all other improvements, fixtures, equipment and personal property located on land that is being transferred to NEWCO that have historically been used by Chevron Production in their operation of the Sherman Field. Chevron shall reserve easements as appropriate to maintain the improvements on the property being transferred and for access to the property being retained by Chevron (including access to the Lone Star gas connection). NEWCO shall be granted rights of ingress and egress to the property being transferred and an easement for the plant flare as shown on the above referenced drawing.

          SHERMAN:

                    2 Water disposal wells

                    2 30M Gal Tanks

                    Fresh water line to Chevron Production

                    Adjacent Chevron Production buildings, improvements and equipment [all real estate and improvements north and west of the dashed/dotted line shown on the Sherman map except the plant flare]


C. Chevron shall retain fee title to the land and all improvements and assets thereon at the Mont Belvieu Terminal and the Warren Gas Terminal as outlined in the drawings labeled "Asset-1" and "Asset-2" dated 2/2/96 (revision dated 4/8/96) which are attached hereto as Exhibits 1EX-(2) and 1EX-(3) and incorporated herein by this reference (hereinafter referred to individually as "Asset-1" and "Asset-2" and collectively as the "Asset Drawings"). In addition, Chevron shall retain certain pipelines, fixtures and improvements described below and shall reserve appropriate easements therefor. Chevron shall have a blanket easement over the Mont Belvieu and Warrengas properties being transferred to NEWCO for, among other things, access, fixtures, equipment, pipelines and improvements to permit the ongoing operations of the retained Chevron facilities.


         MONT BELVIEU TERMINAL (numbers are referenced to Asset-1):

               1. All assets and land as shown (bounded) on Asset-1 drawing including, but not limited to, pipelines, 6 storage wells, dehydration systems, compressors, and other process equipment. NEWCO will be granted an easement to permit NEWCO to continue to use Warren assets in the Chevron Chemical bounded area including well #7 instruments and other instruments found in FCR8 and MCC8 which are used to operate non-Chevron Chemical assets.

                    Inventory: All Chevron Chemical inventory including but not limited to material in wells 8, 10, 13, 14, 22, 23 and associated equipment and piping systems. Warren may store product for Chevron Chemical Company in other wells. Also, Chevron Chemical Company owned E-P Mix, Propane, Natural Gasoline, and Butane commingled in Warren's Mont Belvieu facility.

               2.   E/P Blending System

               3.   Propylene Pump House P-7 with 2 pumps

               4.   I-13 Meter System

               5. T/C loading (propylene)/unloading(P/P Mix) system including rail spur, rack, process equipment required for the operation.

               6.   Texas Eastman meter station and pipeline

               7. Propylene 2 spot truck loading rack, equipment and connecting pipeline system

               8.   8" Quantum Ethylene Line

               9.   6" Ethylene Line to Exxon

               10.  8" Port Arthur Gathering Line

               11.  10" E/P Line to Port Arthur

               12.  10" Ethylene Line (eastern line to Port Arthur)

               13.  6" Propylene Line (to Junction by bank at Hwy 146)

               14.  8" Natural Gas Line (to Cedar Bayou)

               15.  2" Brine Line (to Cedar Bayou)

               16.  6" LPG Line (to Cedar Bayou)

               17.  12" E-P Line (to Cedar Bayou)

               18.  12" Naphtha Feedstocks Line (to Cedar Bayou)

               19.  4" P-P Mix Line (to Cedar Bayou)

               20.  12" Ethylene Line (to Cedar Bayou)

               21.  6" Propane Line (to Cedar Bayou)

               22.  8" Propylene Line (to Cedar Bayou)

               23.  4" C5 Line (to Cedar Bayou)

               24.  10" Ethylene Line (Houston Leg - to Cedar Bayou)

               25.  Alternate power feed from MCC9 to FCR8

               26.  Port Arthur Main Line Pumps (2) Planned.

               27.  Dedicated E/P meters Supplying CCC - Cedar Bayou, Port
                    Arthur

               28.  Dedicated CCC Power Feeder from the substation

                    Land at Mt Belvieu bounded by Highway 146 and Loop No. 207 (just across Hwy 146 to the east of Warren Mt Belvieu Terminal), described as 4.183 acres in William Bloodgood Survey, Abstract 5, Chambers County, and the office building thereon.

                    CPL 12" E-P Feedstock Pipeline- A 12" OD x 0.250" wall thickness pipeline that runs 64 miles in Chambers and Jefferson Counties from Warren Mont Belvieu Terminal Storage Facility to Fannett , and then to Chevron Chemical's 1544 Ethylene Unit at Port Arthur.

                    51% Interest in the CPL West Texas LPG Pipeline System - running from New Mexico/Texas to Mont Belvieu, as outlined on the "Asset Drawings".

                    Any stand-alone equipment or device that supports, controls or interfaces solely with Chevron retained assets.

                    Microwave equipment on tower and in building on site dedicated for Chevron use.

          WARRENGAS TERMINAL (numbers are referenced to Asset-2):

               1. Ethylene Import and Ethylene Truck Unloading Facilities at Warrengas as outlined on Asset-2. Major equipment in these facilities includes the stainless steel loading arm, the ethylene import pumps #28-85 and #28-86, the ethylene import exchanger #18-1, the ethylene meter, the ethylene import flare relief knock out drum #301-2, the ethylene import sink #302-3, the pentane circulating pumps P-46 and P-47, the pentane circulating drum #301-1, Pentane Circulating Pipelines, and the Smalling Heater.

               2. Ethylene/Propylene Export Facilities at Warrengas as outlined on drawing Asset-2. Major equipment in this facility includes Compressors #11-101 through #11-108, Pumps #28-91 through #28-110, the Ethylene Pump, the Spare Ethylene Pump, Evaporative Condensers #2-101 through #2-103, Chillers/Coolers/Exchangers #18-101 through #18-115, Vessels #30-114, and Motors #27-101 through #27-136.

               3. Piperack and pipelines from ethylene export area to Dock #1 as shown on Asset-2.

               4.   Ethylene and Propylene pipelines as shown on Asset-2.

                    Starters and electrical lines for ethylene import and truck unloading systems including, but not limited to, pumps 46, 47, 85, and 86, and the heat sink.

                    Inventory: All products stored in tanks W-20, W-58, W-59, and W-60, and all Chevron Chemical Company owned product in pipelines.

                    All other assets and land at Warrengas as shown (bounded) on the Asset-2, including but not limited to, product tanks 101, 102, 103, 107, 108, 109, 117, 118, 119, 121 and 122,
                    inventories, pumps, pipeways, office, waste water treatment pond, truck shop and dirt road to Federal Road will be retained in fee (The Chevron Products' flare, bounded in green (solid line) will be retained by Chevron with an easement (no fee)). The area on Asset-2 bounded in green (dashed line) surrounds the assets and land owned by Chevron Products.

                    The dock #2 and dock #3 barge unloading pipelines - avgas and motor gasoline.

                    The Chevron Products flare and flare line.

                    The 12" Explorer Pipeline including the section to Hess and the product tank manifold.

                    The 12" products line from Hess.

                    The waste water lift station including electrical power lines and breaker.

                    The sewage sump tank and pump including electrical power line and breaker.

                    The overhead electrical power line, breaker, transformer and electrical meter.

                    Monitoring well #7.

                    The 6" outfall drain line and secondary weir.

                    The Chevron Products fuel (natural gas) line.

                    The Chevron Products leach line.

                    The 3" fresh water line.

                    Chevron Product Company equipment in the lab at Warrengas.

                    The dirt road running west from the proposed Chevron Products Company boundary to Federal Road (60 feet wide).

                    Any stand-alone equipment or device that supports, controls or interfaces solely with Chevron retained assets.

                    Microwave equipment on tower and in building on site dedicated for Chevron use.

                    Easements will be granted for the facilities listed above, the piperacks and all remaining Chevron owned/used electrical lines, electrical equipment, instruments, and other miscellaneous equipment.

          Chevron shall have a blanket easement over the Mont Belvieu and Warrengas properties being transferred to NEWCO for among other things, the following:

                    Access to the helicopter pad for emergencies, emergency response actions.

                    Firewall (tank dykes) Drainage System -- Chevron Products Company will need access to and sole use of the system which is located on real property at Warrengas Terminal that will be transferred to NEWCO.

                    Access to all roads at the Warrengas Terminal.

D.   Other Exclusions:

                    Venice Complex Assets (including but not limited to):

                          Venice Gas Processing Plant

                          Venice NGL Fractionator

                          Venice NGL Storage Caverns (8 wells & associated surface leases)

                          Venice NGL Barging Terminal (2 docks)

                          Venice Stabilizer Plant (condensate handling facilities, gas meter stations & piping, compression, and all other facilities.)

                          Delta Gathering Station (compression, piping, and all other facilities)

                          Venice Gathering Company (22", 26" and Bay fields gas pipelines)

                          Venice Real Estate

                          CPL 8" Faustina LPG Pipeline

                          CPL Gas Pipeline connecting CXY's production.

                          Commercial Agreements (including Processing,
                          Gathering, Wheeling) All associated unfractionated
                          (raw) NGL inventory, equipment, buildings, vehicles and personal property.

                    Vermilion Gas Plant and real estate (including all associated inventory, equipment, vehicles and personal property).

                    Como Gas Plant and real estate (including all associated inventory, equipment, vehicles and personal property).

                    Fairway Gas Plant and real estate

                    Houston Central Gas Plant and real estate

                    Warren-owned land currently leased to CPL for CPL's Gulf Coast Meter Facility, described as 10 acres in William D Smith Survey, Abstract 24, Chamber County, located on south side of Hwy 1942, about 2 miles east of Hwy 146, where CPL
                    W. Texas LPG Pipelines cross Hwy 1942 and intersect this property.

                    Port Arthur Terminal including land and all above ground equipment, inventory, tanks, etc. and all 3 pipelines (1-8", and 2-6" between the Port Arthur Terminal and the Refinery Complex).

                    8" Port Arthur Gathering System P/L (Mont Belvieu to Fannett to Port Arthur) and inventory therein.

                    Pakenham Gathering System, real estate, inventories and all associated equipment (SCADA, compression, dehydration, compressor site alarms, electrical distribution system, Right of Ways, associated vehicles and associated test/support equipment).

                    Wickett Residue Gas System

                    Water disposal wells unless otherwise specified as included. All production from the leases of water disposal wells.

                    Microwave systems (including tower, building and equipment). Mont Belvieu and Warrengas microwave tower and building are included.

                    800 Mhz simulcast radio system, mobile units and portables.

                    Wide area network (including circuits and Internet addresses)

                    Chevron PBX hardware and voice mail systems (except as specifically included in Schedule 1A).

                    All Chevron operating company jointly used telephone stations and telephone trunks.

                    Chevron's "CTN" voice network service.

                    Chevron's global e-mail service directory

                    "LAN" hubs in Chevron offices (Tulsa, Houston and Midland).

                    All PC's, printers, software and peripherals associated with all Warren and related CITC employees retained by Chevron.

                    All joint Chevron operating company file servers and mini computers (e-mail, PREMAS).

                    All CITC or Chevron Corporation owned software.

                    All non-transferable software and licenses.

                    Tulsa satellite dish and associated equipment.

                    Barges

                    Railcars

                    Midland office building space

                    Tulsa office building space

                    Houston office building space

                    Non transferable leased or rented office equipment.

                    Employees' personal property.

                    All office equipment in CREMCO leased office space (except for specifically included furniture).

                    Acreage planned for sale to Bayer. 32 acre tract of land adjacent to the Bayer Facility. Pipeline on land to be transferred to NEWCO with easement.

                    Inventories associated with excluded assets (except for agreed upon inventory at the Venice Terminal).

                    Following Abandoned Plant/Terminal sites:
                          Bough Plant
                          Breckenridge
                          Crossville Plant
                          Crossville Terminal
                          Fannett Terminal
                          Gladewater Plant & Railsite
                          Greggtex Plant and Railsite
                          Holiday Plant
                          Mermentau Plant (to be abandoned)
                          Spear Plant

                    Previously sold property retained liability.

                    Accounts Receivable and Payable recorded on the accounting ledgers as of the Closing Date.

                    All Cash.

                    Such mineral rights as Chevron deems to retain in the closing documents except for any salt dome storage rights associated with the conveyed properties.

                    See lists of excluded Warren contracts for specifically excluded contracts

                    Any and all other assets owned by Chevron Pipeline Company, Chevron Chemical Company, Chevron Products Company, Chevron Production Company, Chevron Information Technology Company, or Chevron Real Estate Management Company (CREMCO) not specified as being transferred.

                    Chevron shall reserve the right to continue the existing use of cables or cable pairs in cables that cross NEWCO property to connect required services between Chevron facilities located in the vicinity of the NEWCO property. Chevron also shall reserve the ongoing right to attach communications cables to telephone poles within the NEWCO properties (in the form of the mutually agreed to easements).

                    Chevron shall reserve in favor of itself or shall grant to one or more of its affiliates or subsidiaries, prior to the closing, such real property rights as are appropriate to permit the retained assets to remain on the properties being transferred.

                    All other excluded assets identified in Schedules 1A and 2B.

TERMS OF EASEMENTS. The parties shall negotiate in good faith to reach agreement as to the form of easement to be used for easements that will be created as a result of this transaction. The parties agree that the form of easement shall contain the terms set forth in Exhibit 1EX-(4) attached hereto and incorporated herein by this reference.

       Exhibit 1EX-(1) - Sherman Plant and Production Facilities Drawing

                               [GRAPHIC OMITTED]


                                 EXHIBIT 1EX-(4)
                                    EASEMENTS


1. TERM: Perpetual and nonexclusive - but only to the extent the grantor's underlying lease/easement document permits grantor to do so.

2.   FEE: None.

3. ADDITIONAL LINE RIGHTS: The pipeline easements will contain additional line rights.

4. INDEMNITY: The easements will contain an indemnity by the easement holder in favor of the landowner for liability created as a result of the use of the easement.

5. MAINTENANCE: The easements will contain a maintenance clause obligating the easement holder to maintain the easement area.

6. EASEMENT AREA: The easement area for pipelines shall be 15 feet of either side of the pipeline except for pipeline easements for Mont Belvieu and Galena Park which shall be one foot on either side of the pipeline. The easement area for non-pipeline easements shall be as appropriate and negotiated by the parties. the easement holder shall also have reasonable work space beyond the easement area.

7. USE: The pipeline easement shall permit the transportation of the product that is presently being transported in the pipeline as well as any other oil, gas or associated hydrocarbon products; any other products will required the prior written consent of the owner of the fee property.

8.   RELOCATION RIGHTS: The easement shall not contain a relocation clause.

9. TAXES: The easement holder shall be responsible for paying any real property taxes assessed against the easement estate.

10. ASSIGNMENT: The easements shall contain an assignment clause which shall permit the assignment of the easement with notice to the fee owner.

11. REMOVAL & RESTORATION: Easement holder will remove pipeline upon cessation of operations if required by grantor's underlying lease/easement document, or to the extent reasonably required by grantor.

                            WARREN PETROLEUM COMPANY
                               EXCLUDED CONTRACTS

1.   Venice Plant Gathering & Processing Agreements (attached)

2.   Venice NGL Storage Contracts

     BP Oil Company           K#9528         4-25-95
     BP Oil, Inc.             K#9531         4-25-95
     Mobil Oil Corp.          K#1003         1-27-93

3. Commercial commitments for previously sold assets where there is no ongoing Warren business involvement have been EXCLUDED.

4. At the FASHING FACILITY, some agreements cover gathering and treating services as well as processing services. Merger intent calls for gathering and treating portions of these agreements to be EXCLUDED from merger and retained by Chevron, and for processing portions to be INCLUDED as part of Warren's business. Administrative processes to carry out this intent, such as separate contracts, should be pursued during merger implementation.

5. Third party processing agreements between Chevron Production Company and Plant Owners at Lowry, Stingray, Burns Point, Cow Island, and Cameron are excluded from Merger. Chevron Production retain those agreements as well as any similar agreements.

6. Chevron intra- and inter- company agreements have been excluded from this listing and are to be replaced by various Merger Agreements.

                                  SCHEDULE 1F

                          WARREN LICENSES AND PERMITS

1.   Software licenses listed on Annex A.

2.   FCC licenses listed on Annex B.

3.   Environmental, tax and operating permits listed on Annex C.

                                    ANNEX A

                               Included Software

                       Software Included in the NEWCO Deal

                           * NGBU SOFTWARE LICENSES *

License
Transfer   Manufacturer         Software                         Version     License   Comments
Status     Name                 Title                             Number       Used
- --------   ------------         --------                         -------     -------   --------
           IBM                  OS/2 Warp Connect                   3          100     This license is owned by NGBU
           Sybase               Structure Query Report Writer      3.1         120     This license is owned by NGBU
NO         Easel                Easel Run Time                      2          120     This license is owned by NGBU
           Microsoft            MS DOS                             6.22         75     This license is owned by NGBU
           Microsoft            Windows                            3.11        120     This license is owned by NGBU
           FTP Software         PC/TCP for DOS/Windows             3.1          40     This license is owned by NGBU
           IBM                  DOS LAN Services Requester          4           40     This license is owned by NGBU
           Microsoft            Word, Excel, PowerPoint            4.2         100     This license is owned by NGBU
           Microsoft            Access                              2           60     This license is owned by NGBU
           Microsoft            Schedule +                          1           80     This license is owned by NGBU
           Microsoft            Mail Remote                        3.2          80     This license is owned by NGBU
           Netscape Com Corp    Netscape Navigator                  2          120     NGBU obtaining a license for Netscape
           IBM                  Warp Server - Advanced              3           6      This license is owned by NGBU
           GasLink *            In-house developed                  2           1      Price Waterhouse owns marketing rights to
                                                                                       GasLink through Sept. 96

*NOTE: With respect to GASLINK, NewCo must negotiate an agreement with Price Waterhouse to continue using the application. NEWCO must agree not to market the GasLink Software until existing contract expires (9/96).

                           WARREN SOFTWARE LICENSES *

License
Transfer   Manufacturer         Software                         Version     License   Comments
Status     Name                 Title                             Number       Used
- --------   ------------         --------                         -------     -------   --------
           IBM                  OS/2 Warp Connect                        3           12     Used by Gas Control and Tech Support.
                                DBMS                                    7.x          32     Warren owns a 32 concurrent user copy
           Seagate EMS          Palindrome Storage Manager              4.x          14     Pricing based on media, server and
                                                                                               storage capacity.  Used to backup
                                                                                               Netware.
                                Palindrome Backup Director              4.x          1      Pricing based on server type.  Used to
                                                                                               Backup NT environment.
                                NerveCenter Event Manager               2.4          1      Annual license fee is 18% of package
                                                                                               price.
                                Ashwin Batch Scheduler                   x           1      License fee provides for scheduling up
                                                                                               to 10 machines.
           MicroGrafix          ABC Flowchart                            4           13
           Traveling Software   Faxworks Pro                             2          120     FaxWorks is used as a OS/2 Fax Server
                                                                                               service.
                                Netware server                          4.1          20
                                Netware Support Encyclopedia             x           1      CDRom based support tool.
           On Command Software  SofTrack                                             24     Maintenance fee is 12% of total software
                                                                                               value.
           Hewlett Packard      HP UX                                9.x, 10.x       4      Includes maintenance for PA RISC
                                                                                               hardware,OpenView software & Unix
                                                                                               tools.
                                Hp Openview PA/Risc                     4.x          1      Software maintenance is included with
                                                                                               the Unix OS maintenance.
                                HP NetServer Assistant                  1.x          14     Comes free with Servers.
NO         Peregrine Software   Serverview/Stationview                  2.6          22     Software maintenance is 20% of software
                                                                                               purchase price.
NO         Microsoft            MS DOS                                  6.22        910
           CITC Maint.Contract  Windows 95 upgrade                                  500
                                Windows                                 3.11        120
                                NT Server                               3.51         8
                                NT Workstation                          3.51         1
                                MS Word, Excel, Powerpoint                          600
                                Project                                  4           22
                                Access                                   2           60
                                Schedule +                               1          750
                                Mail Remote                             3.2          80
                                Mail PostOffice                       3.2,3.5        19
                                Visual C++ for Windows                  3.x          2
                                Visual Basic for Windows                3.x          2
                                Visual Basic Professional               4.x          1
           Nantucket, Inc.      Clipper Pro                             S87'         2
           FTP Software         PC/TCP for DOS/Windows                  3.1          4
           Netscape Com Corp    Netscape Navigator                       2           31
           IBM                  Warp Server - Advanced                   3           1
           AT&T                 InstaCom Pro                            1.6g         2      Multi-User Lan license
           Delrina              WinFax Pro Client                     3.x,4.x        72
                                WinFax Pro for Networks client          4.1          40
                                WinFax Pro for Networks Server          4.1          2      Software maintenance is fixed amount.
           Hilgraeve            HyperAccess/5 DOS                       2.4          48
                                HyperAccess/5 Windows                 2.x,3.x        46
                                HyperAccess/5 OS/2                      1.x          1
           DataCode, Inc.       WorldWatch                             1.83a         15     Leased from DataCode.  $595 for Feed
                                                                                               Fee, and 15 clients @ $50/month.
                                BindView                                2.x          14
           Traveling Software   Laplink Pro                             3.x          24
           AutoDesk, Inc.       AutoCad Windows                         12.x         11
           DTN                  DTS                                      x           1
           ProComm              Procomm+ for Windows                     x           11     Used by Tech Suport only.
           TechSmith            SnagIt for Windows                      3.4          50     Warren purchased 2x25 user licenses.

           IBM/Lotus            Lotus 1-2-3                         2.x,3.x,4.x      40     Warren has sunsetted Lotus.  However,
                                                                                               we still own 116 licenses.
           Network General      Sniffer                                 4.45         1      CITC owns this device - Token-Ring only
                                                                                               .. includes a hardware component.
           BARR, Inc.           BARR Output Spooling                    1.6g         1      Proprietary hardware/software package
                                                                                               .. includes a hardware component.
           xxx                  ACT Contact Manager                      x           24     Used primarily by D&I Sales.
           MicroDesign          SCSI Express                            2.2          8      Fixed rate software maintenance.
               International
                                Reporter                                2.x          1

Warren Systems: Selected Mainframe Programs that will be operated and supported for up to 24 months.

Mainframe applications section of agreement:
NGC will take ownership.


           AFIS MOAT/MAGIC
           GAIS Online (Gas Plants)
           GAIS Batch
           GAS (old gas plant system)
           WFS  (Warren Financial System, legacy)
           WFI    (Warren Financial System, legacy)
           A/R Inquiry
           FREIGHT
           BILLING

           Mass Weights
           PIMS
           Accrual/Reversal
           Exchange
           Booking Master
           Purchase Settlement
           Tax Accounting
           Inventory Valuation (LIFO)
           Laid in Cost
           Debit Memo
           Accounts Receivable
           Joint Interest Billing
           Joint Venture Accounting
           Location Transaction Reporting
           1301 Reporting
           Right of Way
           MSRS
           Brown Book Reporting
           Marketing Adhoc Reporting

Warren Systems: Selected Mainframe Program Support Tools

GROUP MVS Software:                                   GROUP VM Systems:

RACF                                                  ISPF V3 for VM
TSO/E                                                 ISPF/PDF V3 for VM
Abend-Aid/MVS                                         Nomad Suite of Products
CA-1 for MVS                                          Office Vission/VM
CA-7 for MVS                                          VM:Schedule
CA7TOOL                                               VM:Operator
CA90S                                                 VM:Tape
INFOPAC
RACF Administrator
RMDS
SYNCSORT
TSO/MON SPFI and Online
VTAM Printer Support (VPS)
WSF2
3270-PC Host File Transfer
Supersession
TCP/IP for MVS
TCP/IP for VM
ADF
DB2
Nomad
Focus

Warren Systems: Selected PC/Mini Application programs that will be supported up to 12 months.

PC application section of agreement:
The Parties may negotiate an extension of this service

           NGC will take ownership of these..
           AFIS Interfaces
           (SAP R/3)  Desktop software
           AFIS Reporting, in-house developed
           ORIN, in-house developed
           LOCKBOX BANK , in-house developed
           Liquids Marketing Contracts, in-house developed
           WAVES, in-house
           Manley data capture
           Custmenu
           Integrator
           OPIS
           MARS
           Record Services Date Control
           Engineering Contracts
           Terminal Management systems
           SIDES
           Petroex/Mapco
           Pipeline Tickets
           CSPR (Client Server Processing)
           VIOLA
           Barge Reporting System
           Distribution

Chevron Corporate Systems: Below are applications that Chevron would support and/or operate via Service Agreement for up to 24 months.
The Parties may negotiate an extension. NGC shall have no ownership of these applications

           RMS, Chevron Products Railcar Management System
           CPS, Chevron Products System
           SAP R/3,  Chevron Corporate Financial System/ @ Warren
               (NEWCO license required)
           IPS, Chevron invoice processing system
           EDI translator, Chevron corporate translator
           TESS, Chevron time entry support system

           CASS, Corporate data feed to Warren

* No= license is not transferable without contacting the vendor for written approval. This will usually involve some kind of fee.

Chevron, Warren and NGBU IT Systems:

NOTE: Subject to the restrictions contained elsewhere, all additional software and hardware necessary to operate Warren Petroleum and NGBU contributed businesses are included in the merger assets.

                                    ANNEX B
                              Active License List

DC    FILENUM     CALL SIGN  FREQUENCY    FC  ACO  STA   UNIT   TRAN  POWER  ERP ELEV  ANTPOL SQT SQR   LATITUDE  LONGITUDE
G     793.115       KA9430     33.26       1  N    MO     17     17    120
G     791.431       KAP567    153.44       1  N    FB      1      1    300        428     199            284818    981044
G     791.432       KAP568    153.44       1  N    FB      1      1    300        226      50            284315    981745
G     790.211       KBR406     33.380-A    1  N    FB      1      1    120        385      60            381120    880203
G     793.225       KC2535    153.35       1  N    MO     85     85    100
G     790.318       KKQ666    153.305-A    1  N    FB      1      1    110       1005     171            322038    975304
G     791.468       KKS262    153.35       1  N    FB      1      1    110     0 3629     171            323954   1035318
G     790.221       KNCE588    49.240-A    1  N    FB      1      1    120   120 2500     125            365310   1001924
G     791.479       KNDU771   153.35       1  N    FB      1      1    110     0 2420      25            354830   1001033
G     794.535       KNHK376   453.375      1  N    FXO     1      1     40   200 3060      46            354709   1003736
G     794.539       KNJC878   465.100-A    1  N    FXO     1      1     20   185  370      20            323326    945354
G     794.539       KNJC878   465.100-B    2  N    FXO     1      1     20   185  335      20            322249    945313
G     791.489       KQX435    153.35       1  N    FB      1      1    110     0 4200     150            332500   1033330
G     791.495       KSV408    153.35       1  N    FB      1      1    110       3500     105            332219   1023152
G     789.328       KU7879    156.45       1  N    MUC     1      1     10
G     789.328       KU7879    156.6        2  N    SS      1      0     10
G     789.328       KU7879    156.8        3  N    SS      1      0     10
G     792.758       WAE255    153.35       1  N    FXOT   10     10     10
G     789.163       WHH203    156.275      1  N    FCL     1      1     50          0      71            295013    935735
G     789.163       WHH203    156.5        2  N    FCL     1      0     50          0      71            295013    935735
G     789.163       WHH203    156.8        3  N    FCL     1      0     50          0      71            295013    935735
G     792.759       WPC99     153.35       1  N    FXOT   50     50     30
G     789.182       WQX609    156.45       1  N    FCL     1      1     50          5     121            260520    800807
G     789.182       WQX609    156.8        2  N    FCL     1      0     50          5     121            260520    800807
G     789.182       WQX609    161.6        3  N    FCL     1      0     50          5     121            260520    800807
G     789.183       WQX709    156.45       1  N    FCL     1      1     50         57      61            275314    823204
G     789.183       WQX709    156.8        2  N    FCL     1      0     50         57      61            275314    823204
G     789.183       WQX709    161.6        3  N    FCL     1      0     50         57      61            275314    823204
G     789.184       WRS901    156.35       1  N    FCL     1      1     50        230      50            294434    951221
G     789.184       WRS901    156.7        2  N    FCL     1      0     50        230      50            294434    951221
G     789.184       WRS901    156.8        3  N    FCL     1      0     50        230      50            294434    951221
G     782.242       WXK924    460.85       1  N    FB2     1      1      2     0   64      30            295035    945343
G     782.242       WXK924    460.9125     2  N    MO      1      1      2     0                         295035    945343
G     782.242       WXK924    460.9875     3  N    MO      1      0      2     0                         295035    945343
G     782.242       WXK924    465.85       4  N    MO     15     15      2     0                         295035    945343
G     782.242       WXK924    465.9125     5  N    MO     15     15      2     0                         295035    945343
G     782.242       WXK924    465.9875     6  N    MO     15     15      2     0                         295035    945343
G     782.243       WXK925    460.675      1  N    MO     25     25      2                               294434    951221
G     782.243       WXK925    460.725      2  N    MO     25      0      2                               294434    951221
N      795.00       WNTU356   928.03125            MAS    12                                             322535   1030849
N      795.00       WNTY226   928.04375            MAS    12                                             323636   1031840
N     795.927       WNTA396   928.23125            MAS    12                                             313020   1023848
N      795.00       WNTV764   928.5825             MAS    12                                             330336   1033632

DC    FILENUM     CALL SIGN SITECODE  AREA OF OPERATION    STATION ADDRESS                    CITY              COUNTY
G     793.115       KA9430                                 SOUTHEAST TEXAS                    STATE OF TX
G     791.431       KAP567                                 FASHING PLANT, 19 MI. S.W.OF       KARNES            ATASCOSA
G     791.432       KAP568                                 FASHING LOADING RACK,26.5MI SW     KARNES CITY       ATASCOSA
G     790.211       KBR406            50 MIRA OF COOR      HWY 1 2.5 MI N CROSSVILLE IL       CROSSVILLE        WHITE
G     793.225       KC2535            STATE OF TX
G     790.318       KKQ666            20 MIRA COOR         TOLAR PLANT 172, 3.5 MI SE         TOLAR             HOOD
G     791.468       KKS262                                 LITTLEFIELD PL #163, 11.25 MI      LOCO HILLS        EDDY
G     790.221       KNCE588                                WARREN PET MOCANE PLANT            MOCANE            BEAVER
G     791.479       KNDU771                                WARREN'S TONKAWA PLANT 1 MI N      GEM               HEMPHILL
G     794.535       KNHK376                                QUARTERHORSE RD.,6 MI.S. OF        MIAMI             ROBERTS
G     794.539       KNJC878                                WARREN PET.PLANT,GEO.RICKEY RD     WARREN CITY       GREGG
G     794.539       KNJC878                                .4 MI S GLADEWATER ST              KILGORE           GREGG
G     791.489       KQX435                                 VADA GASOLINE PL, 28 MI NW OF      LOVINGTON         LEA
G     791.495       KSV408                                 WPC TERRY PLANT #188, 5 MI SSW     SUNDOWN           HOCKLEY
G     789.328       KU7879                                 WARREN MARINE TERMINAL             GREENVILLE
G     789.328       KU7879                                 WARREN MARINE TERMINAL             GREENVILLE
G     789.328       KU7879                                 WARREN MARINE TERMINAL             GREENVILLE
G     792.758       WAE255            SOUTHEASTERN NM
G     789.163       WHH203    PTAT                         WARREN'S PORT ARTHUR TERMINAL      PORT ARTHUR       JEFFERSON
G     789.163       WHH203    PTAT                         WARREN'S PORT ARTHUR TERMINAL      PORT ARTHUR       JEFFERSON
G     789.163       WHH203    PTAT                         WARREN'S PORT ARTHUR TERMINAL      PORT ARTHUR       JEFFERSON
G     792.759       WPC99             STATE OF TX
G     789.182       WQX609                                 WARREN`S PORT EVERGLADES TERM.     PORT EVERGLADES   BROWARD
G     789.182       WQX609                                 WARREN`S PORT EVERGLADES TERM.     PORT EVERGLADES   BROWARD
G     789.182       WQX609                                 WARREN`S PORT EVERGLADES TERM.     PORT EVERGLADES   BROWARD
G     789.183       WQX709                                 WARREN'S TAMPA TERMINAL            TAMPA             HILLSBOROUGH
G     789.183       WQX709                                 WARREN'S TAMPA TERMINAL            TAMPA             HILLSBOROUGH
G     789.183       WQX709                                 WARREN'S TAMPA TERMINAL            TAMPA             HILLSBOROUGH
G     789.184       WRS901                                 WARREN GAS TERM.ON HOU.SH.CHAN     GALENA PARK       HARRIS
G     789.184       WRS901                                 WARREN GAS TERM.ON HOU.SH.CHAN     GALENA PARK       HARRIS
G     789.184       WRS901                                 WARREN GAS TERM.ON HOU.SH.CHAN     GALENA PARK       HARRIS
G     782.242       WXK924    BELV                         MT BELVIEU UNDERGROUND TERM.       MONT BELVIEU      CHAMBERS
G     782.242       WXK924    BELV                         MT BELVIEU UNDERGROUND TERM.       MONT BELVIEU      CHAMBERS
G     782.242       WXK924    BELV                         MT BELVIEU UNDERGROUND TERM.       MONT BELVIEU      CHAMBERS
G     782.242       WXK924    BELV                         MT BELVIEU UNDERGROUND TERM.       MONT BELVIEU      CHAMBERS
G     782.242       WXK924    BELV                         MT BELVIEU UNDERGROUND TERM.       MONT BELVIEU      CHAMBERS
G     782.242       WXK924    BELV                         MT BELVIEU UNDERGROUND TERM.       MONT BELVIEU      CHAMBERS
G     782.243       WXK925    GLPK                         WARREN GAS TERMINAL INSIDE         GALENA PARK       HARRIS
G     782.243       WXK925    GLPK                         WARREN GAS TERMINAL INSIDE         GALENA PARK       HARRIS
N      795.00       WNTU356   EUNICE
N      795.00       WNTY226   MONUMENT
N     795.927       WNTA396   SANDHILLS
N      795.00       WNTV764   SAUNDERS

DC    FILENUM     CALL SIGN    STATE REGION SUPV SVC LICNAM OLDLICNAM

G     793.115       KA9430      TX    EAST   WLC  IP   CII    GOCCI
G     791.431       KAP567      TX    EAST   WLC  IP   CII    GOCCI
G     791.432       KAP568      TX    EAST   WLC  IP   CII    GOCCI
G     790.211       KBR406      IL    EAST   MTH  IP   CII    GOCCI
G     793.225       KC2535      TX    EAST   WLC  IP   CII    GOCCI
G     790.318       KKQ666      TX    EAST   WLC  IP   CII    GOCCI
G     791.468       KKS262      NM    EAST   MTH  IP   CII    GOCCI
G     790.221       KNCE588     OK    EAST   WLC  IP   CII    GOCCI
G     791.479       KNDU771     TX    EAST   WLC  IP   CII    GOCCI
G     794.535       KNHK376     TX    EAST   WLC  IP   CII    GOCCI
G     794.539       KNJC878     TX    EAST   WLC  IP   CII    GOCCI
G     794.539       KNJC878     TX    EAST   WLC  IP   CII    GOCCI
G     791.489       KQX435      NM    EAST   MTH  IP   CII    GOCCI
G     791.495       KSV408      TX    EAST   WLC  IP   CII    GOCCI
G     789.328       KU7879      MS    EAST   ---  MT   CII    GOCCI
G     789.328       KU7879      MS    EAST   ---  MT   CII    GOCCI
G     789.328       KU7879      MS    EAST   ---  MT   CII    GOCCI
G     792.758       WAE255      NM    EAST   WLC  IP   CII    GOCCI
G     789.163       WHH203      TX    EAST   WLC  MC   CII    GOCCI
G     789.163       WHH203      TX    EAST   WLC  MC   CII    GOCCI
G     789.163       WHH203      TX    EAST   WLC  MC   CII    GOCCI
G     792.759       WPC99       TX    EAST   WLC  IP   CII    GOCCI
G     789.182       WQX609      FL    EAST   MTH  MC   CII    GOCCI
G     789.182       WQX609      FL    EAST   MTH  MC   CII    GOCCI
G     789.182       WQX609      FL    EAST   MTH  MC   CII    GOCCI
G     789.183       WQX709      FL    EAST   MTH  MC   CII    GOCCI
G     789.183       WQX709      FL    EAST   MTH  MC   CII    GOCCI
G     789.183       WQX709      FL    EAST   MTH  MC   CII    GOCCI
G     789.184       WRS901      TX    EAST   WLC  MT   CII    GOCCI
G     789.184       WRS901      TX    EAST   WLC  MT   CII    GOCCI
G     789.184       WRS901      TX    EAST   WLC  MT   CII    GOCCI
G     782.242       WXK924      TX    EAST   WLC  IB   CII    GOCCI
G     782.242       WXK924      TX    EAST   WLC  IB   CII    GOCCI
G     782.242       WXK924      TX    EAST   WLC  IB   CII    GOCCI
G     782.242       WXK924      TX    EAST   WLC  IB   CII    GOCCI
G     782.242       WXK924      TX    EAST   WLC  IB   CII    GOCCI
G     782.242       WXK924      TX    EAST   WLC  IB   CII    GOCCI
G     782.243       WXK925      TX    EAST   WLC  IB   CII    GOCCI
G     782.243       WXK925      TX    EAST   WLC  IB   CII    GOCCI


DC    FILENUM     CALL SIGN   EFFECTIVE EXPIRATION  CANCEL  OTHERCAL STRU      USER        COMMENT       DUMMY INDEX
                                          DATE       DATE
G     793.115       KA9430     1/24/94   3/7/99                               WARREN                       X
G     791.431       KAP567     4/30/92  6/11/97                      179      WARREN                       X
G     791.432       KAP568     4/30/92  6/11/97                               WARREN                       X
G     790.211       KBR406     4/19/91  4/19/96                       50      WARREN                       X
G     793.225       KC2535     5/20/92  7/27/97                               WARREN                       X
G     790.318       KKQ666     6/25/92  8/21/97                      150      WARREN                       X
G     791.468       KKS262     6/25/92  8/21/97                      150      WARREN                       X
G     790.221       KNCE588    5/17/94  5/17/99                      120      WARREN                       X
G     791.479       KNDU771    8/26/92 10/30/97                       20      WARREN  STA.ADD: OF HWY 33   X
G     794.535       KNHK376     2/1/94   2/1/99                       40      WARREN                       X
G     794.539       KNJC878     4/5/94   4/5/99                               WARREN                       X
G     794.539       KNJC878     4/5/94   4/5/99                               WARREN                       X
G     791.489       KQX435     6/25/92  9/21/97                      140      WARREN                       X
G     791.495       KSV408      6/3/91   7/3/96                      100      WARREN                       X
G     789.328       KU7879     3/22/94  3/22/99                               WARREN                       X
G     789.328       KU7879     3/22/94  3/22/99                               WARREN                       X
G     789.328       KU7879     3/22/94  3/22/99                               WARREN                       X
G     792.758       WAE255     7/11/91   8/4/96                               WARREN                       X
G     789.163       WHH203     3/22/94  3/22/99                       50      WARREN                       X
G     789.163       WHH203     3/22/94  3/22/99                       50      WARREN                       X
G     789.163       WHH203     3/22/94  3/22/99                       50      WARREN                       X
G     792.759       WPC99      5/17/94  5/17/99                               WARREN                       X
G     789.182       WQX609     3/22/94  3/22/99                      100      WARREN                       X
G     789.182       WQX609     3/22/94  3/22/99                      100      WARREN                       X
G     789.182       WQX609     3/22/94  3/22/99                      100      WARREN                       X
G     789.183       WQX709     3/22/94  3/22/99                       40      WARREN                       X
G     789.183       WQX709     3/22/94  3/22/99                       40      WARREN                       X
G     789.183       WQX709     3/22/94  3/22/99                       40      WARREN                       X
G     789.184       WRS901     3/22/94  3/22/99                      230      WARREN                       X
G     789.184       WRS901     3/22/94  3/22/99                      230      WARREN                       X
G     789.184       WRS901     3/22/94  3/22/99                      230      WARREN                       X
G     782.242       WXK924     4/22/93  6/14/98                      230      WARREN                       X
G     782.242       WXK924     4/22/93  6/14/98                               WARREN                       X
G     782.242       WXK924     4/22/93  6/14/98                               WARREN                       X
G     782.242       WXK924     4/22/93  6/14/98                               WARREN                       X
G     782.242       WXK924     4/22/93  6/14/98                               WARREN                       X
G     782.242       WXK924     4/22/93  6/14/98                               WARREN                       X
G     782.243       WXK925     9/24/91 10/16/96                               WARREN                       X
G     782.243       WXK925     9/24/91 10/16/96                               WARREN                       X

DC    FILENUM     CALL SIGN       FCC FILE        HEIGHT    EMMISSION FREQUENCY    FCC   AZIMUTH BEAM
                                                    TO                TOLERANCE   FORM           WIDTH
                                                  CENTER
G     793.115       KA9430          8604374051              A20K0F3E               574
G     791.431       KAP567          8605375045              A20K0F3E               574
G     791.432       KAP568          8605375046              A20K0F3E               574
G     790.211       KBR406          8605375036              A20K0F3E               574
G     793.225       KC2535          8604374301              A20K0F3E               574
G     790.318       KKQ666     NA                           A20K0F3E               574
G     791.468       KKS262                                  A20K0F3E               574
G     790.221       KNCE588         8607378405              A20K0F3E               574
G     791.479       KNDU771         8607378398              A20K0F3E               574
G     794.535       KNHK376         8607378389              A2OKOF3E               574
G     794.539       KNJC878         8607378556              A20K0F3E               574
G     794.539       KNJC878         8607378556              A20K0F3E               574
G     791.489       KQX435                                  A20K0F3E               574
G     791.495       KSV408          8606376627              A20K0F3E               574
G     789.328       KU7879     864894-MC-ML-51              A16KOF3E
G     789.328       KU7879     864894-MC-ML-51              A16KOF3E
G     789.328       KU7879     864894-MC-ML-51              A16KOF3E
G     792.758       WAE255          8607377645              A20K0F2D               574
G     789.163       WHH203              865590              A16K0F3E
G     789.163       WHH203              865590              A16K0F3E
G     789.163       WHH203              865590              A16K0F3E
G     792.759       WPC99           8607378008              A20K0F3E               574
G     789.182       WQX609              856623              A16K0F3E
G     789.182       WQX609              865623              A16K0F3E
G     789.182       WQX609              865623              A16K0F3E
G     789.183       WQX709              865581              A16K0F3E
G     789.183       WQX709              865581              A16K0F3E
G     789.183       WQX709              865581              A16K0F3E
G     789.184       WRS901              865450              A16KOF3E
G     789.184       WRS901              865450              A16KOF3E
G     789.184       WRS901              865450              A16KOF3E
G     782.242       WXK924          8609049297              A20K0F3E               574
G     782.242       WXK924          8609049297              A20K0F3E               574
G     782.242       WXK924          8609049297              A20K0F3E               574
G     782.242       WXK924          8609049297              A20K0F3E               574
G     782.242       WXK924          8609049297              A20K0F3E               574
G     782.242       WXK924          8609049297              A20K0F3E               574
G     782.243       WXK925          8609049298              A20K0F3E               574
G     782.243       WXK925          8609049298              A20K0F3E               574

                                    ANNEX C

                  ENVIRONMENTAL PERMITS SENT TO RECORDS CONTROL

                                     PLANTS
                                 (STATE PERMITS)

BLUITT PLANT

TACB - Change of Ownership Permit #8233A: Lehman Compr. Sta. (5/24/93) USEPA - Stormwater Gen. Pmt. Notif. (NOI) NMR10A117 (8/13/93)
TNRCC - Std. Ex. 26244 - Lehman Compressor Sta. (9/15/94)
TRRC - Cancellation Permit 00165 for Effluent Disposal Lehman Pl.(Issued:
      10/04/73)(10/27/94)
NMOCA - Archaeological sensitivity Review (3/20/95)

CANADIAN PLANT
Construction Permit Exemption (7/18/77)
Permit Exemption X-453 (10/19/78)
Construction Permit C-7776 (12/19/79)
Operating Permit R-7776 (8/17/81)
Permit Exemption X-2845 (12/28/81)
TRRC-No Pit Permit Required. (10/17/85)
TRRC-Pit Permit No. P006739B (03/26/86); Permit Canceled (6/12/86)
Section 311 - SARA Title III (10/7/88)
TRRC-Pit Permit No. P006739A (03/26/86)
TRRC-Pit Permit No. P006739B (03/26/86); Permit Canceled (6/12/86)
Section 311 - SARA Title III (10/7/88)
TACB-Permit Exemption(Std.Ex.6-engine; 66-Glycol Reconcentrator) (7/19/90) TACB-Permit Exemption (Std. Ex. 66 & 80) (5/20/92)
TACB-Permit Exemption (Std. Ex. 6) (7/21/92)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR00D737 (12/31/92) (P/L)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR00D738 (12/31/92) (P/L)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR00C292 (12/31/92) (Plant) TACB-Permit Exemption-2 Waukesha L7042 Engines (6/25/93)
TRRC-Hydrostatic Discharge Approval 8/9/93 (30 days)
TRRC-Minor Permit 0980 (11/18/93) (30 days)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR10H339 (11/18/93) (P/L)
TNRCC-Std. Exemption 24592: #143 engine (4/12/94)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR10G035 (5/9/94) (P/L)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR10G036 (5/9/94) (P/L)
TRRC-Minor Permit 1065 (7/27/94) (30 days)
TRRC-Minor Permit 1066 (7/27/94) 30 days)
THC-Approval Flowers 2-1 Pipeline (7/27/94)
THC-Approval Northern Natural/El Paso Pipelines (7/27/94)
THC-Approval Isaacs 7-210 Pipeline (8/12/94)
THC-Approval Isaacs 6-210 Pipeline (8/12/94)
THC-Approval Flowers 3-1 Pipeline (8/12/94)
TRRC-Minor Permit 1077 (8/29/94) (30 days)
THC-Cultural Sensitivity Review (Med.-High Site Potential) (09/20/94) USEPA-Notice Application Complete, Hydrostatic Disch. Water, Appl. Nos.TX0112836
      Isaacs 6-210; TX0112844 - Isaacs 7-210; TX0112879 - Flowers 3-1 P/L
      (10/06/94)
THC-Archaeological Clearance, Cree Flowers P/L (11/23/94)
TRRC-HT-1116 - Minor Permit to Discharge Hydrostatic Test Waters (30 days)
      (11/30/94)
TRRC-HT-1131 - Minor Permit to Discharge Hydrostatic Test Waters (30 days)
      (01/09/95)
USEPA-Stormwater General Permit Notification-TXR10M897-Cree Flowers P/L
      (01/17/95)
THC-Archaeological Clearance Alpar Flowers 75-2D P/L, Cross Timbers Flowers 2-79
      P/L, Maxus Flowers
Brothers 8-74 P/L, 01/20/95)
THC-Archaeological Clearance Campbell #2-58 P/L (02/15/95)
USEPA-NPDES Appl. No. TX0113204 (02/24/95)
USEPA-Stormwater Gen. Permit Notification TXR00G271-ElPaso/No. Natural P/L
      (04/07/95)
THC-Archaeological Clearance Red Deer P/L, Sharon 1-26 (9400912), Taylor Lateral
      P/L (9400915),  (04/27/95)
USEPA-Stormwater Gen. Permit Notification TXR10P104: Red Deer P/L (06/06/95) THC-Archaeological Clearance for Plant Expansion Project (09/24/95)

CLARK COMPRESSOR STATION
TACB - Std. Ex. (10/23/91)

EUNICE PLANT
Construction Permit (Conditional) (5/23/75)
Permit Exemption (11/12/76)
Permit #67 - Modification Exemption (11/16/81)
Permit #67-M-1 Modification Exemption (12/17/82)
Approval 4/5/84 for 288 hp. firewater engine
Reaffirmation of Permit #67-M-1 Modification Exemption for Units 19A & 19B
      (3/13/85)
Notice from NMEID of RCRA reclassification of non-handler of hazardous waste (9/6/85)
NMOCD Discharge Plan Approval (5/09/86)
Section 311 - SARA Title III (9/22/88)
NMEID - Permit #67-M-1 (1/26/89)
NMEID - Permit Exemption: 1500 Gallon Gasoline Fuel Tank (2/9/90)
NMEID - NOV - AQCR 621.H-Flare Stack Height (7/19/90)
NMOCD Discharge Plan Approval (5/9/91) (Expires May 16, 1996)
NMED - Air Quality Permit #67-M-2 (12/16/92)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) NMR00A189 (12/31/92)
NMOCA - Archaeological Sensitivity Review (Med.-High Site Potential) (03/20/95) NMED - Notice of Air Permit Application Completion:Permit #0067-M-3 (05/22/95) USEPA - Stormwater Gen. Permit Notification NMR10A408, P/L Const. (06/06/95) NMED - Air Quality Permit #67-M-3 (09/15/95)

FASHING PLANT
Permit Exemption (SRU) (8/5/77)
National Pollutant Discharge Elimination System (NPDES) Permit TX0086720
      (5/19/82)
Approval for Application for Plant Effluent Disposal Permit; Form R-8;
      (TRRC) (10/2/84)
Permit Exemption X-16580 (5/31/85)
Pit Permit No. P006411 - TRRC (7/31/85)
Pit Permit No. P006412 - TRRC (7/31/85)
Rural Road Sign Renewal - Registration #007-2975-01-001 (12/30/86)
Draft EPA NPDES Permit (7/2/87)
Renewed EPA NPDES Permit (8/18/87)
Section 311 - SARA Title III (9/21/88)
Permit Exemption X-16580 - Voided by TACB (2/1/89)
Rural Road Sign Renewal - Registration #007-2975-01-001 (3/21/89)
TACB-Approval for Outdoor Burning (3/22/93)
THC/DAP-Approval for Hydrostatic Discharge (7/20/93)
TACB - Account Number Consolidation (8/10/93)
TACB - St. Exemption X-22717:2-995HP. engines (6/16/93)
TACB - Account No. Consolidation (8/10/93)
TACB - St. Exemption III for Solar Turbine Replacement (8/16/93)
TNRCC - St. Exemption 25964 (T-1 & T-2) (8/17/94)
TRRC - Permit to dispose of tank bottom sludge, (Effective: 09/02/9 Expiration
      Date: 11/02/94)
THC - Archaeological Sensitivity Review (Low Site Potential) (09/20/94)

GIBSON COMPRESSOR STATION
TACB Std. Ex. (10/23/91)

LEEDEY PLANT
Installation Permit 79-093-C (4/14/80) Construction Permit 80-099-C (12/1/80) Operating Permit 79-093-0 (12/22/80) Installation Permit 81-006-C (4/13/81) Construction Permit 81-021-C (6/3/81) Operating Permit 81-006-0 (8/3/81) Operating Permit 81-099-0 (8/3/81) Operating Permit 81-021-0 (11/30/81)
Construction Permit 81-129-C (12/31/81) Operating Permit 82-060-0 (10/18/82)
Operating Permit 86-049-0 (11/7/86) Section 311 - SARA Title III (9/23/88) Operating Permit 89-033-0 (Compilation of all Permits) (8/1/89)
Operating Permit 91-047-C (10/3/91)
OCC - UST determination (12/10/91)
OSDH - Operating Permit No. 91-047-0 (3/10/93)
ODEQ - Construction Permit No. 93-080-C (9/30/93)
ODEQ - Permit No. 93-080-0 (07/31/95)

MONAHANS PLANT
Plant Effluent Disposal Permit (10/24/73)
Construction Permit C-1114 (4/2/74)
Operating Permit R-1114 (7/18/74)
Permit Exemption X-16509 (So. Hutch Compressor Station) (4/17/85)
Permit Exemption X-16526 (Hutching Sealy #1 Compressor Station) (4/17/85) Permit Exemption X-16561 (So. Hutch Compressor Station) (5/21/85)
Permit Exemption Revision X-16561 (So. Hutch Comp. Station) (7/3/85)
Permit Exemption X-16605 (10/2/85) (#1 Compressor Station)
TRRC - Pit Permit No. P006753A (11/18/85); Amended 5/27/86
TRRC - Pit Permit No. P006753B (11/20/85); Amended 5/27/86
TRRC - H-9 Approval for Rule 36 (12/31/86)
TACB: SO is 310 #/hr for R-1114 (6/10/88)
Section 311 - SARA Title III (9/19/88)
Chevron Pipe Line Safety Review Response (9/22/88)
Permit Exemption X-19247 (So. Ward Compressor Station) (12/20/88)
TACB - SO is 1358 tpy (310 PPH) (2/7/89)
TACB - Notice of Compliance - NOV Resolved (7/5/89)
TACB - Notice of Violation - SO2 from acid gas flare (5/23/89)
TACB - Continuance to Operate Permit No. R-1114 (10/31/89
TRRC - Approval - District Office Form H-9: Certificate of Compliance Statewide
      Rule 36 (6/8/90)
TRRC - H-9 Approval for Rule 36 (6/8/90):17120 Amended
Permit Exemption X-20545 (Waha Compressor Station) (12/17/90)
Permit Exemption X-20642 (Plant #2 Compressor Station) (2/8/91)
Permit Exemption Revision X-16605 (Plant #1 Compressor Station) (3/22/91) Permit No. C-20710 Triethylene Glycol Dehydration Unit ID No. WC-0076-F
      (8/16/91)
TACB - Single Permit System requirement (12/31/91)
TACB - Gulf States Compr. Sta. Std. Ex. #X-21789 (9/9/92)
TNRCC - NOV Southwink Treater (9/28/93)
TNRCC - Gulf States Compr. Sta. Std. Ex. #21789 (5/4/94)
THC - Archaeological Sensitivity Review (Low Site Potential) (09/20/94)
THC - Notice to Proceed w/P/L Expansion - SW Royalties, NXS No.1 P/L (10/21/94) USEPA - Stormwater Discharge Permit No. TXR00F913, SW Royalties NXS P/L
      (11/30/94)
TNRCC - Std. Ex. #27203 for Waukesha L7040GU Comp. Engine (12/19/94)
THC - Archeological Clearance for Sand Hills to Monahans P/L Project (01/11/95) USEPA - Stormwater Disch. Permit Notice, No.TXR10M935, Sand Hills to Monahans
      P/L (01/17/95)
USEPA - Stormwater Disch. Permit Notice No.TXR10N685, Tiger #1 P/L (02/15/95) TNRCC -St. Ex. No. 28346 for No. 2 Compressor Station, (03/09/95)
TNRCC - St. Ex. No. 28192 - Recomp. Sta., White Superior 8G825 Engine,
      (03/13/95)
THC - Archaeological Clearance for Chevron Estes Gas Gathering P/L, (05/23/95) TAC - Antiquities Permit #1577 - Siana-Tiger #1 Lease Connection - (07/31/95)
TNRCC - St. Ex. No. 27203 - So. Hutch Comp. Sta.- Waukesha    Engine
      Replacementvc   (10/26/95)
TNRCC  - St. Ex. Regis. No. 28192 - Monahans Recompressor Sta.-(2/15/96)

MONT BELVIEU PLANT
National Pollutant Discharge Elimination System (NPDES) Draft Permit TX0002887
      (2/14/74)
Construction Permit Exemption C-2050 (4/8/74)
Construction Permit C-5452 (7/21/77) Operating Permit R-5452 (10/20/78)
FAA Approval - Fractionation Towers (7/11/86) Permit No. C-16968 - TACB
      (6/17/86)
Construction Permit PSD-TX-696 (7/3/86)
Construction Permit - Amended C-16968 - TACB (1/15/87)
Construction Permit - PSD-TX-696 - M-1 (2/11/87)
TRRC: H-9 for Rule 36 (7/9/87)
TACB: Standard Exemption No. 106 (10/29/87)
TRRC - MP 03-0886A - Disposal Permit (7/20/88)
TRRC - Pit Permit P009174 (7/29/88)
TRRC - Pit Permit P009175 (7/29/88)
TRRC - Pit Permit P009176 (7/29/88)
TRRC - Pit Permit P009177 (7/29/88)
Section 311 - SARA Title III (9/22/88)
USEPA - NPDES - Application deemed complete (9/23/88)
TACB - Std. Ex. #106 - Ethane Fractionator (2/23/89)
TACB - Std. Ex. #106 - T-4 Surge Pump Project (4/24/89)
TACB - Std. Ex. #106 - No. 4 Flare Tank Product Recovery (5/19/89)
TACB - Compliance Achieved - NOV Resolved (5/24/89)
TRRC - Pit Permit Amendment P009174 (Supersedes 7/29/88) (10/20/88)
TRRC - Pit Permit Amendment P009175 (Supersedes 7/29/88) (10/20/88)
TRRC - Pit Permit Amendment P009176 (Supersedes 7/29/88) (10/20/88)
TRRC - Pit Permit Amendment P009177 (Supersedes 7/29/88) (10/20/88)
EPA Comments on PSD-TX-696M-2 (5/24/89)
EPA Comments on PSD-TX-696M-2 (10/19/89)
EPA - Permit Number PSD-TX-696M-2 (1/18/90)
TRRC - Facility Effluent Discharge Permit GLP-001 (10/3/90)
TACB - Notice of Rule 101.20(1) Violation Resolution (10/30/90)
TRRC - Minor Permit MP-A90-0051 - Disposal Permit (11/7/90)
TRRC - Amendment to Permit GLP-001 (12/21/90)
TACB - Permit R-16968 - Gas Turbine Cogeneration Facility (2/12/91)
TACB - Permit Applic. 22042 & PSD-TX-817 deemed complete (11/16/92)
TACB - Permit No. 16968-Applic. deemed complete (12/1/92)
TACB - Permit No. 22088-1,3 Butadiene Handling Facility (deemed complete)
      (12/9/92)
TACB - Permit No. 16968 & PSD-TX-696M1(add'l. info) (12/10/93)
TACB - Permit Revisions Pmt. No. 5452-Butane units - denial of revision
      (12/16/92)
USEPA - Stormwater Gen. Pmt. Notif. TXR00C294 (12/31/92)
TACB-Permit 5452 (4/29/93)
TRRC-Minor Permit HT-0904 Hydro. Disch. Water (5/28/93) (30 days)
USEPA-TX0111414 Discharge Permit Applic. Complete (6/14/93)
TACB - Permit Exemption No. X-2050 for Butane ISOM Furn. (8/18/93)
TACB - Permit Renewal No. 5452 for LPG Frac. and ISOM Unit (8/30/93)
TNRCC - Permit Amendment No. 16968/PSD - TX 696M-1 - Gas Turbine Cogeneration
      (12/13/93)
TNRCC - Permit No. 22042/PSD-TX-817: T-6, T-11 & T-12 (5/12/94)
TRRC - Permit GLP-001-Renewal Permit GLP-001 (3/1/96)

MONUMENT PLANT
Permit Denial (Modification) (4/15/76)
Variance Order (8/30/76)
Permit to Construct Sulfur Recovery Plant (8/30/76)
Permit to Convert (10/1/76)
Approval 4/4/84 for 288 h.p. Firewater Engine
Lined Pit Inspected - Okay (3/1/84)
Public Notice - Discharge Plans for NMOCD (5/17/85)
Notice from NMEID of RCRA reclassification to non-handler of hazardous waste
      (9/6/85)
NMOCD Discharge Plan Approval (10/18/85)
Air quality Permit 110-M-1 (6/23/86) and Motion to Vacate Variance (7/09/86) Proposed Variance Order (11/17/86)
Order to Vacate Variance (Received 3/2/87)
A.Q.Pmt. 681 - NMEID - Public Notice (6/9/87)
Consolidation of Skaggs-McKee-Joy Compressor Sta.-NMEID-A.Q.Pmt.-681 (7/10/87)
Section 311 - SARA Title III (9/20/88)
Discharge Plan GW-25 Approved by NMOCC (8/14/90);Expires 7/31/95.
NMED - building construction (3/20/92)
NMED-110-M-2: 1000 HP Solar Saturn (Model:T-100; Serial No. 21399) (6/22/93)
NMTRD - Approval for Semiannual Payment (2/4/94)
NMOCD - Administrative Order SWD-561 (6/16/94)
USEPA - Stormwater Gen.Permit Notif. No. NMR10A327, Joy Comp. Sta. P/L
      (01/17/95)
NMOCA - Facility Archaeological Sensitivity Review (Medium Site Potential)
      (03/20/95)
NMED - Air Permit 110-M-3 (1/31/96)

MOORES ORCHARD PLANT
Plant Effluent Disposal Permit (10/24/73)
Permit Exemption X-3134 (4/7/83)
Permit-Recommended Issuance-TACB Pmt. No. C-18451 (2/8/88)
Permit C-18451-TACB (3/9/88)
Permit C-18451-TACB (9/21/88)
Section 311 - SARA Title III (9/21/88)
TACB - Std. Exp. #6 - 1000 HP Replacement Engine (2/10/89)
TACB - Permit Amendment R-18451 (9/24/90)
THC - Archaeological Sensitivity Review (Medium-High Site Potential) (09/20/94) TRRC - Notice of Proposed Cancellation (30 days) Effluent Disposal Permit (R-8)
      (12/20/94)

PUCKETT PLANT
TRRC - Pit Permit No. P001079 (1/11/85)
TACB - Permit Exemption X-19619 (2 Solar Saturn Turbines) (8/15/89) TACB - Permit Exemption No. X-19619 (11/7/89)
TACB - Permit Exemption - Nine TEG Units (2/28/90)
TACB - Permit File C-19839 Void (5/4/90)
TNRCC - St. Exemption 23249: Gas Turbine and Cat. Conv. (9/10/93)
TNRCC - St. Exemption 24001: Solar Turbine Replacement (12/21/93)
THC - Archaeological Sensitivity Review (Low Site Potential) (09/20/94)

SAND HILLS PLANT
Plant Effluent Disposal Permit (10/24/73)
Permit Exemption X-3068 (12/9/81)
Permit Exemption X-3217 (2/18/82)
Draft Permit C-9029 (7/2/82)
Construction Permit C-9029 (7/26/82)
Amended Permit C-9029 (5/16/84)
Superfund/RCRA Inspection Report by EPA (3/7/84)
RCRA Inspection and NOV by TDWR (12/14/84)
Response to NOV (1/28/85)
Permit C-9029-Extension of Permit by TACB until 6/30/86 (1/30/85) Accident/Incident Investigation Number 85-AI-055-TRRC (4/29/85) Accident/Incident Investigation Number 85-AI-055-TRRC final report (5/15/85) Extension and authorization page to extend PSD-TX-464M-1 to June 30, 1986
      (5/2/85)
Corrected authorization page to extend PSD-TX-464M-1 to June 30, 1986 (8/6/85) Inspection Operations and Maintenance Plan - TRRC review (9/16/85)
TRRC - Pit Permit No. P005452 (2/18/86)
TRRC - Pit Permit No. P005454 (2/18/86)
TRRC - Pit Permit No. P005455 (02/18/86)
Inspection, Operation and Maintenance Plan Final Approval - TRRC (5/21/86)
TRRC - Pit Permit P006531 (Ponderosa Station) (7/15/86)
TRRC - Pit Permit P006532 (Cattle Guard #25 Station) (7/15/86)
TRRC - Pit Permit P006533 (McKnight Station) (7/15/86)
TRRC - Pit Permit P006535 (McElroy Station) (7/15/86)
TRRC - Pit Permit P006536 (L&H Station) (7/15/86)
TRRC - Pit Permit P006537 (L&H Station) (7/15/86)
TRRC - Pit Permit P006538 (L&H Station) (7/15/86)
TRRC - Pit Permit P006534 (King Mountain Station) (7/21/86)
Extension of Construction Permit C-9029 (7/14/86)
TRRC - Pit Permit P005453 (7/17/86)
Section 311 - SARA Title III (including Waddell Booster) (9/20/88)
Chevron Pipe Line Safety Review Letter (9/30/88)
TRRC - Pit Permit Review (10 Pits) (5/9/91)
TACB - Operating Permit R-9029 (5/23/91)
TRRC - Pit Permit Cancellation (#'s P006532 & P006534) (7/12/91)
TRRC - Pit Permit Cancellation (Tubbsville Station) (7/12/91)
TRRC - Pit Permit Cancellation (#'s P006531, P006535, P006537 & P006538)
      (7/18/91)
TRRC - Notice of Cancellation of Discharge Permit No.00158 (S. Hills & Waddell)
      (R-8)(1/31/92)
TRRC - Annual Minor Permit (5/15/92)
EPA - NPDES - NOI approved (Stormwater) Wolfcamp P/L (3/30/93)
TNRCC - St. Exemption 25099: Ponderosa Compr. Sta. (6/30/94)
TNRCC - St. Exemption 25486: 1478HP Waukesha at King Mt. Comp. Sta. (7/12/94) TNRCC - Nov: Air Inspection (9/13/94)
THC - Archaeological Sensitivity Review (Medium-High Site Potential) (09/20/94) USEPA - Stormwater Gen. Permit Notification No.TXR10M664, King Mt.Comp. Sta. P/L
      (11/30/94)
TNRCC - St. Ex. No. 27077 -West Tap Compressor Station, (12/12/94)
TNRCC - St. Ex. No. 26847 - Pakenham GCI, 810 HP Caterpillar 351 (01/23/95) TNRCC - St. Ex. No. 28347, 3 Waukesha Engines, East Tap Compressor Station
      (03/10/95)
TNRCC - Amendment Withdrawal, Permit No. 9029 (03/20/95)
TNRCC - St. Ex. No. 28347: relocation of glycol dehydrator, East Tap Compressor
      Station (05/26/95)
USEPA - Stormwater Gen. Permit Notif. No. TXR10Q150, Meridian P/L 1995 Upgrade
      (08/09/95)
TNRCC - St. Ex. No. 30085, West Tap Compressor Station Modification (08/22/95) THC - Archaeological Clearance for PSL Gathering System (08/25/95)
THC - Archaeological Permit No.1627 - Gomez Line Replacement
      (Issue Date: 11/04/95)
THC - Archaeological Approval Antiquities Permit 1627 (1/25/96)
THC - Archaeological Clearance for Gaylord/Wolfcamp Pipeline (1/30/96)
TNRCC - St. Ex. Regis. No. 31604-West Tap Compessor Sta. (2//12//96)

SAUNDERS PLANT
Construction Permit Exemption (1/16/78)
Permit Exemption (modification) (6/4/80)
Letter to NMEID (verbal approval received) (10/15/81)
Approval for 1000 HP rental compressor-temporary (6/19/84)
Approval of First and Second Quarter Reports-SO2 limit of 15 tons/day (10/16/84) Public Notice - Discharge Plans for NMOCD (5/17/85)
Determination of grandfathered emission limit (8/8/85)
Permit #315-M-1 for standby engine (8/19/85)
Notice from NMEID of RCRA reclassification to non-handler of hazardous waste
      (9/6/85)
NMOCD Discharge Plan Approval (10/15/85)
Grandfathered Emission Rate for 315-M-1 confirmed by NMEID (11/15/85)
NMOCD Cancellation of Permit 315-M-1 (7/24/86 and 8/25/86)
Saunders/Vada Texas Operations - H-9 for Rule 36 Approval (7/23/87)
Section 311 - SARA Title III (9/21/88)
NMOCD Discharge Plan Renewal Approval (10/29/90) (Expires 7/31/95)
NMED - 190 HP Emergency Diesel Fire Engine - Exemption (3/20/92)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) NMR10A084 (5/21/93)
NMTRD - Approval for Semiannual Payment (2/4/94)
NMOCA - Archaeological Sensitivity Survey (3/20/95)

SHERMAN PLANT
Permit Exemption X-2676 (6/5/81)
Permit Exemption X-2676 (7/11/83)
Permit Exemption (Regional Office) (11/8/85)
TRRC - Pit Permit P007615 (6/27/86)
TRRC - Pit Permit P007616 (6/27/86)
TRRC - Pit Permit P007617 (6/27/86)
TRRC - Pit Permit P007618 (6/27/86)
TRRC - Amended Pit Permit P007615 (4/29/87)
TRRC - Cancellation of Pit Permit P007616 (6/16/87)
TRRC - Cancellation of Pit Permit P007617 (6/16/87)
TRRC - Cancellation of Pit Permit P007618 (7/21/88)
Chevron P/L Response to Review (8/12/88)
Section 311 - SARA Title III (9/19/88)
TRRC - Minor Permit HT-0795 (10/2/92) N
TACB - St. Ex. #80 (flare) (12/3/92) S
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR00C289 (12/31/92) N
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR00C290 (12/31/92) S
THC - Archaeological Clearance for Chevron/Cullar P/L (11/10/94)
THC - Archaeological Clearance for J. H. Lawrence P/L Upgrade (12/15/94)
THC - Archaeological Clearance for Eagle Oil & Gas Tie-In Upgrade (12/15/94) THC - Archaeological Clearance Shell Refuge/Hagerman P/L (12/15/94)
THC - Archaeological Clearance Simpson Lease L.P. Connect (01/11/95)
THC - Archaeological Clearance Hunt-McCullough #2 L.P. Tie-In (01/11/95)
THC - Archaeological Clearance M&B North L.P. P/L (01/11/95)
THC - ArchaeologicalClearance Hunt Stephens L.P. Tie-In (01/11/95)
THC - Cultural/Arch.Sensitivity Review (Low Site Potential) (09/20/94)
USEPA - Stormwater Gen. Permit Notification, No. TXR10N440, Beulah Hazlip P/L
      Tie-In (01/17/95)
USEPA - Stormwater Gen. Permit Notification, No. TXR10N441,J. H. Lawrence
      Upgrade (01/17/95)
USEPA - Stormwater Gen. Permit Notification, No. TXR10N442, Shell-Hagerman P/L
      (01/17/95)
USEPA - Stormwater Gen. Permit Notification, No. TXR10N443, M/b N Low Pressure
      P/L (01/17/95)
TRRC - Notice of Proposed Cancellation (30 Days) Plant Effluent Disposal Permit
      (R-8) (01/30/95)
USCOE -Permit I.D. No. 05776: P/L installation in Hagerman Natl. Wildlife
      Refuge, (02/02/95)
USEPA - Stormwater Gen. Permit Notification, No. TXR10P103, Chevron Estes Gas
      P/L (06/06/95)

TONKAWA PLANT
Construction Permit Exemption (memo JEM to LHH) (4/13/77)
Permit Exemption X-2897 (12/28/81)
Permit Exemption X-3204 (12/30/81)
Permit Exemption X-3399 (7/19/83)
Section 311 - SARA Title III (10/7/88)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR00C293 (12/31/92)
THC - Archaeological Sensitivity Review (Medium-High Site Potential) (09/20/94)

VADA PLANT
Construction Permit #203 (9/6/78)
Permit Denial #203 (6/3/81)
Permit Exemption #203 (Modification) (8/10/81)
Permit #203 (Modification) (9/3/81)
Permit #203 Amendment #1 (12/28/81)
Permit Exemption #203 (Modification) (1/28/82)
Permit Exemption #203 (Modification) (3/16/82)
Approval 4/4/84 for 137 h.p. Firewater Engine
No Permit Required for Heaters H-18 and H-19 (9/13/84)
No Permit Required for Engines 7A-R1 and 7A-R2 (3/15/85)
Inspection Report for NM Permits #203, 203-M-1 and PSD-NM-156-M-1 (4/17/85) Public Notice - Discharge Plans for NMOCD (5/17/85)
Notice by NMEID of RCRA reclassification to non-handler of hazardous waste
      (9/6/85)
NMOCD Discharge Plan Approval (10/18/85)
Section 311 - SARA Title III (9/21/88)
NMOCD Discharge Plan Renewal Approval (10/29/90) (Expires 7/31/95).
NMED - Exemption as a Public Water Supply (8/5/93)
NMOCA - Archaeological Sensitivity Review (3/20/95)

WADDELL PLANT (BOOSTER STATION)
Special Order Permitting Gulf Oil Corp. to Store LPG (10/5/55)
Waste Water Disposal Permit Exemption (2/1/65)
Permit Exemption X-4338 (4/21/83)
TRRC - Pit Permit P005456 (4/25/86)
TRRC - Pit Permit P006749A (4/25/86)
TRRC - Pit Permit P006749B (4/25/86)
TRRC - Pit Permit P006749C (4/25/86)
TRRC - Pit Permit P007794 (4/25/86)
TRRC - Notice of Cancellation of Discharge Permit (R-8), Waddell Plant No. 156,
      (01/31/92)
TNRCC - Air Quality Permit No. 26949, (05/08/95)

WORSHAM PLANT
Permit Exemption C-3029 (3/3/75)
Permit Exemption C-8120 (1/23/80)
Permit Exemption X-4551 (6/27/83)
THC - Cultural Sensitivity Review (Medium-High Site Potential) (09/20/94) TAC - Antiquities/Archaeology Permit No. 1574, Approval Date: (07/18/95)
      (Expiration Date: 01/18/96)
THC - Archaeological Clearance for Antiquities Permit #1574 (07/27/95)

YSCLOSKEY PLANT
LDEQ - Variance Waste Gas VOC Emissions (12/18/92)
LDEQ - Permit 2500-00014-00 (4/29/93)
LDEQ - Permit 2500-00014-00: Administrative Change to Remove Condition 3.b.
      (11/10/93)
NODCOE - No Permit Required for Bridge Replacement (1/14/94)
LDNR - No Coastal use Permit Required (1/20/94)

              PREVENTION OF SIGNIFICANT DETERIORATION (PSD) PERMITS
                                    (FEDERAL)

SAND HILLS PLANT
PSD Permit #PSD-TX-464 (TACB) (8/5/82). Modified Permit No. PSD-TX-464 M-1
      (5/18/84)
PSD Permit #PSD-TX-464M-1 (6/20/84)
PSD Permit PSD-TX-464M-1-Extension granted by US EPA (2/26/85)
Public Notice for Extension of Permit #PSD-TX-464M-1 (3/12/85)
Extension of PSD-TX-464M-1 (7/25/86 and 7/28/86)
Extension of PSD-TX-464M-1 (Follows letter of 7/25/86) (9/19/86)

VADA PLANT
Draft PSD Permit #PSD-NM-156 (EPA) (3/23/79)
PSD Permit #PSD-NM-156 (EPA) (5/8/79)
PSD Permit #PSD-NM-156 M-1 (Modification) (EPA) (12/23/81)

                           TERMINAL PERMITS TO RECORDS

ABILENE LPG TRANSPORT
Section 311 - SARA Title III (9/23/88)
TWC - Notice of Storage Tank Registration 27306/0052006 (9/19/90)
TWC - Notice of Storage Tank Registration 27306/0052006 (10/5/90)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR00F771 (9/16/94)
TNRCC - Notice of Receipt for Application 03734 (9/23/94)
TNRCC - Notice of Completeness for Application 03734 (10/3/94)
THC - Archaeological Sensitivity Review (Medium-High Site Potential) (09/20/94) TNRCC - Draft of Proposed Waste Disposal Permit, No. 03734 (01/06/95)(Truck
      Washing)
TNRCC - Wastewater Treatment Permit Approval - No. 03734 (03/17/95)(Truck
      Washing)
TNRCC - Soils and Effluent Testing Requirements - Waste Disposal Permit No.
      03734 (09/21/95)
TNRCC - Notice of Storage Tank Registration, Owner I.D. No. 27306, Facility
      No.0052006 (11/08/95)

BRIDGEPORT LPG TRANSPORT
Permit Exemption - TACB: S-18034 (5/13/87) - Injection Facility
Standard Exemption - TACB: 80 (6/9/87) - Emergency Maintenance Flare
Section 311 - SARA Title III (9/21/88)
TWC - Notice of Storage Tank Registration (Aboveground, Diesel) (5/17/90)
TNRCC - Notice of Storage Tank Registration (Aboveground, Diesel) (1/7/94)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR00F773 (9/16/94)
THC - Archaeological Sensitivity Review (Medium-High Site Potential) (09/20/94) TNRCC - Notice of Receipt for Application 03732 (9/23/94)
TNRCC - Notice of Completeness for Application 03732 (10/3/94)
TNRCC - Draft of Proposed Waste Disposal Permit, No. 03732 (01/05/95)(Truck
      Washing)
TRRC - Proposed Cancellation (30 Days) Plant Effluent Disposal Permit (R-8)
      Ref. 00193, GM&A Gas Prod. Plant, No. 09-0062 (01/30/95)(Placed here because in Wise County)
TNRCC - Wastewater Disposal Permit Approval, No. 03732, (Issued: 03/17/95)(Truck
      Washing)
TNRCC -Testing Requirements for Soils and Effluent - Waste Disposal Permit No.
      03732 (09/21/95)

CALVERT CITY TERMINAL
Department of Housing, Building & Construction LPG Permit No. K-30 (1986)

GLADEWATER LPG TRANSPORT
Section 311 - SARA Title III (9/19/88)
TWC - Notice of Storage Tank Registration (Aboveground, Diesel)(5/17/90)
TRRC - HT-0841 Minor Permit (2/1/93)
TRRC - HT-0868 Minor Permit (3/26/93)
THC/DAP - Approval for Hydrostatic Water Discharge (7/20/93)
TRRC - HT-0920: Minor Permit (6/29/93) (30 days)
TRRC - HT-0921: Minor Permit (6/29/93) (30 days)
THC/DAP - Approval for Project (7/22/93)
TNRCC - Notice of Storage Tank Registration (Abovegd., Diesel) (1/7/94)
THC - Approval to Discharge Truck Water (7/5/94)
TRRC - Minor Permit 1060 (7/14/94) (30 days)
USEPA - NPDES No. TX0112712 Administratively Complete Application (8/29/94) USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR00F774 (9/16/94)
THC - Archaeological Sensitivity Review (Medium-High Site Potential) (09/20/94) TNRCC - Notice of Receipt for application 03733 (9/23/94)
TNRCC - Notice of Completeness for Application 03733 (10/3/94)
TNRCC - Draft of Proposed Waste Disposal System Permit, No. 03733 (01/05/95)
      (Truck Washing)
TNRCC - Notice of Permit Approval - Waste Disposal Permit No. 03733 (03/17/95)
      (Truck Washing)
TNRCC -Testing Requirements for Soils and Effluent - Waste Disposal Permit No.
      03733 (09/21/95)

GREENVILLE TERMINAL
Permit to operate emergency propane flare. Permit No. 2800-00017 (10/23/84)
      (Expires 11/01/87)
Approval for Extension of Dredge and Fill Permit LMKOD-FE 1522-14 (Miss. R.)-78
      to October 17, 1997. (1/16/87)
Permit to Operate No. 2800-00017 (11/10/87)
Section 311 - SARA Title III (9/22/88)
MDEQ - Hydrostatic Water Discharge Approval (7/20/90)
MDEQ - NPDES Permit No. MS0046116 (10/9/90) (Expires 10/8/95)
MDEQ - Notice of Permit to Operate No. 2800-00017 (11/2/90)
MDEQ - Permit to operate air emissions equipment - Permit No. 2800-00017
      (5/28/91) (Expires 6/1/94)
Coverage of Permit to Operate No. 2800-00017 for source 000 (7/29/91)
MDEQ - Stormwater General NPDES MSR000852 (3/24/93) (Expires 7/13/97)
MDEQ - Draft Water Permit MS0046116 (5/11/93)
MDEQ - Operating Permit Continuance Approval (Permit No. 2800-00017) Effective
      Date: 03/06/95, (Permit Expiration Date: 06/01/94, prior to receipt of Renewal Application)

HATTIESBURG TERMINAL
Saltwater Injection Well-Docket No. 15-71; Order No. 14-71 (1/20/71)
Brine Storage Pit Permit 75-1-ES (1/23/75)8
Brine Storage Pit Permit 75-1-S (1/23/75)
Order #133-80 - Storage Well #5 (Permit to Drill) (4/16/80)
Permit #664 - Storage Well #5 (4/16/80) (Amended 8/15/80)
Brine Storage Pit Permit 82-1-ES (2/22/82)
Brine Storage Pit Renewal Permit 84-15-ES (2/6/84)
Definition of Non-Class II Injection Wells for Propane Storage Wells-US EPA
      (2/8/85)
Brine Storage Pit Permit - MOGB - 94-37-T (1/24/94)
MDNR-Exemption from Existing Air Regulations (2/13/87)
MDNR-Permit to Discharge Hydrostatic Test Water (2/13/87)
Surface Water Permit MS-SW00623 (5/26/87)
Surface Water Permit MS-SW00624 (5/26/87)
MOGB - Order #378-87-Wells #1 & #2, and Wells #3 & #4
      (Authority to Operate Each Well Set as Single Unit) (7/16/87)
MOGB - Variance to Rule 64 (10/30/87)
USEPA - UIC - MSI0661 - UIC Permit Application deemed completed (9/14/88)
Section 311 - SARA Title III (9/20/88)
MDNR - Water Use Permit MS-GW-01021 (5/8/90-Expires 5/8/2000)
MDNR - Water Use Permit
MS-GW-01022 (5/8/90-Expires 5/8/2000)
MDNR - Water Use Permit MS-GW-01023
       (5/8/90-Expires 5/8/2000)
MDEQ - Air Pmt. 0800-00003 (12/6/91)
MOGB - Renewal - Application for Earthen Pit (Shell No. 1 Pit) - Dated 12/10/91 MOGB - Pmt. to Drill Number 13-92-571; Order 18-92 (1/15/92)
MOGB - Well No. 2 - Permit to Drill #12-92-571; 17-92 (1/15/92)
MOGB - Well No. 6 - Permit to Drill #14-92-571 (1/19/92)
MDEQ - Water Use Pmt (MS-GW-14417 (9/22/92)
MOGB - Brine Pit Approval (1/8/93)
MDEQ - Construction Pmt. 0800-00003 (3/9/93)
MDEQ - Construction Pmt. 0800-00031 (3/9/93)
MOGB - Renewal - Applicaton for Earthen Pit (Shell No. 1 Pit) - Dated 2/6/94

MONT BELVIEU TERMINAL
SWD Permit for SWD-1 (TWDB) (5/3/68)
SWD Permit for SWD-1 (TRRC) (5/17/68)
Approval to Inject SWD-1 (TRRC) (9/1/70)
Permit WDW-85 for SWD-1 (TWQB) (10/27/70)
Temporary Permit WDW-85 for SWD-1 (TWQB) (11/6/72)
SWD Permit to Inject SWD-1 (TRRC) (6/21/73)
Permit to Drill SWD-2 (TRRC) (2/19/74)
Approval to Inject SWD-2 (TWQB) (2/27/74)
Permit to Inject SWD-2 (TRRC) (4/23/74)
Approval to Drill and Inject SWD-3 (City of Mt. Belvieu) (4/4/74)
Permit to Drill SWD-3 (TRRC) (4/5/74)
Application Denial, SWD-3 (TWQB) (4/8/74)
Permit to Inject SWD-3 (TRRC) (4/26/74)
Permit to Drill SWD-3A (TRRC) (6/6/74)
Application Denial, SWD-3A (TWQB) (6/11/74)
Temporary Permit to Inject SWD-3A (TRRC) (6/19/74)
Permit to Inject SWD-3A (TRRC) (9/7/76)
Permit to Drill SWD-4 (TRRC) (5/10/76)
Application Denial, SWD-4 (TWQB) (6/25/76)
Permit to Inject SWD-4 (TRRC) (7/1/76)
Application Denial, SWD-5 (TWQB) (1/11/77)
Permit to Drill SWD-5 (TRRC) (1/21/77)
Permit to Inject SWD-5 (TRRC) (1/27/77)
TRRC - Pit Permit No. P006942 (7/31/86)
TRRC - Pit Permit No. P006943 (7/31/86)
Pit Permit No. P006943 - Amended (8/5/86)
TACB - Std.Exp. 106 Texas Eastman Propane Project (7/21/88)
TACB - Std.Exp. 106 Texas Eastman Propylene Project (7/21/88)
TACB - C-18929 Public Notice (7/28/88)
Section 311 - SARA Title III (9/21/88)
USEPA - TXG340278 received 9/28/88) (12/13/89 Found out this is Determined to be the Permit)
TRRC - Permit to Re-Enter - D-1 (10/18/88)
TACB - C-18929 - P/P Unloading Rack (10/28/88)
TACB - Std.Exp. 106 Gaso.Pip. & Meter Run (11/8/88)
Permit 07503 - SWD #1 (12/13/88)
TACB C-18929 - Permit Revision (12/14/88)
TACB-Std.Exp. 106 - Texas Eastman Propane (1/27/89)
TRRC-H-9 Approval-Rule 36 (2/6/89)
TACB - Std. Exp. #106 - Texas Eastman Propylene - Relief Valves (2/23/89)
TACB - Std. Exp. #106 (Feedstock Matrix Modification) (9/21/89)
TRRC - Permit No. 07503 Amended for SWD #1 (3/7/90)
TACB - Std. Ex. #6-two Pipelines (5/17/90)
TRRC - Permit to Drill, Deepen, Plugback or Re-enter (Well 29) #376024(8/17/90) TRRC - Facility Effluent Discharge Permit No. UHS-002 (10/3/90)
TRRC - Minor Permit No. MP-A90-0041 (11/7/90)
TACB - Permit No. R-18929 - Propane/Propylene Unloading Rack (2/12/91)
TRRC - Permit UHS-002 (1/28/92)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) TXR00E567 (12/31/92) (Terminal)
TNRCC - Air Permit 22088: Bulk Handling and Storage Facility (6/6/94)
TRRC - Pit Permit No. P010693 (7/14/94)
THC - Archaeological Sensitivity Review (Low Site Potential) (09/20/94)

PORT EVERGLADES TERMINAL
Letter of Adequacy for Facility Operations Manual by US Coast Guard (9/18/84) Construction License AC-07623-Broward County Environmental Quality Control Board
      (10/2/84)
Operating License AO-11768-Broward County Environmental Quality Control Board
      (4/15/85)
Section 311 - SARA Title III (9/22/88)
BCEQCB - Air:AO-14175R (6/21/90) (Expires 3/15/91)
BCEQCB - Operating License AO-30005R-Broward County Environmental Quality
      Control Board (2/3/91) (Expires 3/15/92)
USEPA - Stormwater Gen. Pmt. Notif. FLR00A629 (12/31/92)
BCONRP - Air Permit License AO-39903R (6/1/92) (Expires 3/1/93)
BCONRP - Air Permit License AO-58547R (3/10/93) (Expires 3/1/94)
BCONRP - Air Permit License, No. AO-80164R, Operation of Smokeless Flare, Issue
      Date: 05/16/95, Expiration Date: 03/01/96

TAMPA TERMINAL
EPC - Hillsborough County - No Permit Required for Heater (7/26/88)
Section 311 - SARA Title III (9/23/88)
USEPA - Stormwater Gen. Pmt. Notif. (NOI) FLR00A630 (12/31/92)

WARRENGAS TERMINAL
Permit Exemption 131 (9/12/72)
Permit Exemption C-2052 (2/28/74)
Construction Permit C-5414 (8/1/77)
Operating Permit R-5414 (7/21/83)
Endorsement to Permit No. 02048 (3/8/84)
Revocation of Texas Water Commission Permit No. 02048, outfall 002 (7/24/84) Revocation of US EPA, NPDES No. TX0031321, Outfall 002 (8/31/84)
Transferred Permit No. 02048 from Gulf to Chevron (2/24/86)
USCG Interim Certificate of Adequacy Letter for Oily Waste Reception Facilities
      (4/08/86)
EPA Transfer Permit TX0031321 to Warren Petroleum Company, a Division of Chevron
      U.S.A. Inc. (5/22/86)
Application for Water Discharge Permit No. 02048 deemed complete by the TWC
      (1/15/87)
TWC - Discharge Permit No. 02048 (8/25/87)
EPA - Notification of General Permit TXG340278 (8/27/87)
TACB - Permit Amendment R-5414 (6/2/88)
TWC - Discharge Permit No.02048 (8/25/88)
Section 311 - SARA Title III (9/21/88)
EPA - NPDES Application No. TX0063339 (9/22/88)
Section 311 - SARA Title III (11/17/88) - Revised
TWC - Annual Compliance Inspection - TRRC Jurisdiction (12/6/88)
TACB - Std.Exp. 111 - Pipeline Pump #42 (1/2/89)
TACB - Permit Amendment R-5414 (4/10/89)
TACB Accounting Receipt #903028 (4/24/89)
TACB - Standard Exemption No. 106(Propane/Propylene terminal) (12/4/89)
TACB - Permit No. C-19585-Firewater Engines 1,2,3,4) (2/20/90).
TACB - Permit Amendment R-5414 (6/28/90)
TACB - Permit Correction R-5414 (7/27/90)
TRRC - Hydrocarbon Storage Facility Effluent Discharge Permit No. HS-001
      (11/13/90)
TRRC - Hydrocarbon Storage Facility Effluent Discharge Permit No. HS-001A
      (1/3/91)
TRRC - Hydrocarbon Storage Facility Effluent Discharge Permit No. HS-001A -
      Permit Changes (1/3/91)
TACB - Standard Exemption No. 86 (Gasoline Storage Tank #123) (12/18/90)
TWC - Cancellation of Permit No. 02048 (1/16/91)
TWC - Notice of Storage Tank Registration 27303/0057883 (4/18/91)
TRRC - Minor Permit No. MP-A90-0050 (Removal of Used Oil/Solvent Mix to Disposal
      Systems, Inc.) (11/7/90)
TWC - Acknowledgment of Receipt of Tank Registration Form and Exemption Notice
      (6/13/91)
TACB - Permit Amendment R-5414 - Change of pressure tanks service (3/16/92)
TRRC - Discharge Permit HS-001A (1/3/91)
TACB - Permit No. C-19585; Fire Engines 1,2,3,4 (1/7/92)
TRRC - Discharge Permit HS-001A (4/9/92)
TRRC - Amended Discharge Permit HS-001B (7/27/92)
TACB - Permit Amendment 5414 (11/2/92)
TACB - Std. Ex. 83 Tank Chemicals (1/11/93)
USCG-OPA-90 (3/18/93)
USCG - Initial Review OPA-90 Plan (3/18/93)
USEPA - Notification of Plan Receipt: OPA-90 (9/9/93)
PHA - Construction - Dock 3 (7/28/94)
THC - Archaeological Sensitivity Review (Low Site Potential) (09/20/94)
DOT - U.S. Coast Guard - Rpt. Request - No. 16465 - Notice of Oil Pollution
      Incident, 09/13/94, Port New Orleans - Case Nos. MC 94019183/NRC260387 (10/15/94)
TRRC - Amendment to Permit HS-001B (min. pH limit) (11/10/94)
TNRCC - Permit Renewal No. 5414 (03/09/95)
TNRCC - Std. Permit 31709-Installation of VRU (2/5/96)

                                PLANTS/TERMINALS
                                 INACTIVE FILES

                                 (STATE PERMITS)

GRUVER PLANT
Permit Exemption X-4349 (9/23/83)

MIAMI PLANT
Permit Exemption X-14409 (10/24/83)
Permit Exemption X-14827 (10/25/83)

                                   TAX PERMITS

FILE                                                                                            TERM/
 NO.          OTHER PARTY                                             LOCATION               EXPIRATION
- ----          -----------                                             --------               ----------
5438          LIQUEFIED PETROLEUM GAS BOARD                           STATE OF ALABAMA       09/30/1996
              (CLASS "B" LPG PERMIT)

5400          DEPT. OF REVENUE, USE TAX SECTION                       STATE OF ALABAMA       PERMANENT
              (SALES TAX REGISTRATION)

5401          LIQUEFIED PETROLEUM GAS BOARD                           STATE OF ARKANSAS      12/31/1996
              (LPG LICENSE - CLASS 5)

5473          CALIFORNIA STATE BOARD OF EQUALIZATION                  STATE OF CALIFORNIA    12/31/1996
              FUEL TAXES DIVISION-MIC: 30
              (IFTA LICENSE)

5452          DEPT. OF REVENUE, APPLICATION ACCEPTANCE SECTION        STATE OF FLORIDA       01/01/1997
              (ALTERNATIVE FUEL USE PERMIT)

5409          TAMPA PORT AUTHORITY                                    STATE OF FLORIDA       09/30/1996
              (TAMPA PORT BULK AUTH.)

5407          DEPT. OF INSURANCE AND TREASURER, DIVISION OF LP GAS    STATE OF FLORIDA       08/31/1997
              (LPG LICENSE - PORT EVERGLADES)

5408          DEPT. OF INSURANCE AND TREASURER, DIVISION OF LP GAS    STATE OF FLORIDA       08/31/1997
              (LPG LICENSE - TAMPA)

5403          CITY OF TAMPA, FIRE PREVENTION DIVISION                 STATE OF FLORIDA       09/30/1996
              (LPG PERMIT - CITY OF TAMPA)

5406          BROWARD COUNTY REVENUE COLLECTOR                        STATE OF FLORIDA       09/30/1996
              (OCCUPATIONAL LICENSE - BROWARD COUNTY)

5405          MELVIN B. SMITH, TAX COLLECTOR                          STATE OF FLORIDA       09/30/1996
              (OCCUPATIONAL LICENSE - HILLSBOROUGH COUNTY)

5402          STATE OF FLORIDA, DEPT. OF REVENUE                      STATE OF FLORIDA       PERMANENT
              (SALES TAX REGISTRATION)

5441          DEPT. OF INSURANCE AND TREASURER, DIVISION OF LP GAS    STATE OF FLORIDA       PERMANENT
              (USER-DEALER'S LICENSE, SPECIAL FUELS)

5404          CITY OF TAMPA, OCCUPATIONAL LICENSE TAX DIVISION        STATE OF FLORIDA       09/30/1996
              (WHOLESALE MERCH. LICENSE-CITY OF TAMPA)

5410          DEPT. OF REVENUE, SALES AND USE TAX DIVISION            STATE OF GEORGIA       PERMANENT
              (SALES TAX REGISTRATION)

5459          DEPT. OF REVENUE, RETAILER'S OCCUPATION TAX             STATE OF ILLINOIS      11/30/1999
              SALES/USE TAX PERMIT

5411          DEPT. OF REVENUE, SPECIAL TAX DIVISION                  STATE OF INDIANA       PERMANENT
              (ALTERNATIVE FUEL PERMIT)

5414          OFFICE OF THE STATE FIRE MARSHAL,                       STATE OF KENTUCKY      12/31/1996
              HAZARDOUS MATERIALS SECTION
              (LPG LICENSE)

5413          CITY OF ST. MATTHEWS                                    STATE OF KENTUCKY      03/31/1997
              (OCCUPATIONAL LICENSE-CITY OF MATTHEWS)

5412          COMMONWEALTH OF KENTUCKY, DEPT. OF REVENUE              STATE OF KENTUCKY      PERMANENT
              (SALES/USE TAX PERMIT)

5440          DEPT. OF REVENUE AND TAXATION                           STATE OF LOUISIANA     PERMANENT
              (CUSA OFFSHORE SALES TAX REGISTRATION)

5416          LOUISIANA DEPT. OF PUBLIC SAFETY AND CORRECTIONS        STATE OF LOUISIANA     02/28/1997
              LIQUEFIED PETROLEUM GAS COMMISSION
              (LP GAS PERMIT - CLASS 7)

5446          LOUISIANA DEPT. OF NATURAL RESOURCES                    STATE OF LOUISIANA     01/01/1997
              OFFICE OF CONSERVATION
              (ORGANIZATION REPORTS)

5471          PLAQUEMINES PARISH GOVERNMENT, SALES TAX DIVISION       STATE OF LOUISIANA     ---
              (PLAQUEMINES PARISH SALES TAX REGISTRATION -
              VGS PIPE LINE CO.)

5472          LOUISIANA DEPT. OF REVENUE AND TAXATION                 STATE OF LOUISIANA     ---
              CENTRAL REGISTRATION SECTION
              (SALES TAX REGISTRATION - VGS PIPE LINE CO.)

5415          DEPT. OF REVENUE AND TAXATION                           STATE OF LOUISIANA     PERMANENT
              (SALES/USE TAX REGISTRATION)

5455          JACK A. STEPHENS, SHERIFF AND TAX COLLECTOR             STATE OF LOUISIANA     01/01/1997
              (ST. BERNARD PARISH OCCUPATIONAL LICENSE)

5456          SALES TAX DEPARTMENT                                    STATE OF LOUISIANA     PERMANENT
              (ST. BERNARD PARISH SCHOOL BOARD & POLICE JURY
              SALES TAX)

5419          ACADIA PARISH SCHOOL BOARD, SALES AND USE TAX DEPT.     STATE OF LOUISIANA     PERMANENT
              (TAX REGISTRATION - ACADIA PARISH)

5439          DEPT. OF REVENUE AND TAXATION                           STATE OF LOUISIANA     PERMANENT
              (USERS LICENSE OF SPECIAL FUELS)

5422          MISSISSIPPI STATE TAX COMMISSION                        STATE OF MISSISSIPPI   05/31/1997
              (LPG MOTOR FUEL PERMIT/REGISTRATION)                                           & 12/31/1996

5448          UNDERGROUND INJECTION CONTROL                           STATE OF MISSISSIPPI   01/01/1997
              (ORGANIZATION REPORT)

5425          CITY OF FLOWOOD                                         STATE OF MISSISSIPPI   09/30/1996
              (PRIVILEGE TAX-CITY OF FLOWOOD)

5423          CITY OF GREENVILLE (CITY TAX COLLECTOR)                 STATE OF MISSISSIPPI   03/01/1997
              (PRIVILEGE TAX - CITY OF GREENVILLE)

5424          FORREST COUNTY TAX COLLECTOR                            STATE OF MISSISSIPPI   10/01/1996
              (PRIVILEGE TAX - FORREST COUNTY)

5417          STATE TAX COMMISSION                                    STATE OF MISSISSIPPI   PERMANENT
              (SALES TAX PERMIT)

5420          STATE TAX COMMISSION                                    STATE OF MISSISSIPPI   PERMANENT
              (USE TAX REGISTRATION)

5454          NEW MEXICO MOTOR TRANSPORTATION DIVISION                STATE OF NEW MEXICO    01/01/1997
              HEAVY VEHICLE REGISTRATION SECTION
              (FLAT FEE LPG PERMIT)

5458          NEW MEXICO TAXATION AND REVENUE DEPARTMENT              STATE OF NEW MEXICO    01/01/1997
              HEAVY VEHICLE REGISTRATION SECTION
              (FUEL PERMIT AND TAX CARD)

5426          TAXATION AND REVENUE DEPARTMENT                         STATE OF NEW MEXICO    PERMANENT
              (GROSS RECEIPTS REGISTRATION)

5427          NEW MEXICO REGULATION AND LICENSING DEPARTMENT          STATE OF NEW MEXICO    01/31/1997
              CONSTRUCTION INDUSTRIES DIVISION
              (LPG CLASS 8 PERMIT)

5466          NEW MEXICO TAXATION AND REVENUE DEPARTMENT              STATE OF NEW MEXICO    01/01/1998
              SPECIAL TAX PROGRAMS AND SERVICES
              (SPECIAL BULK STORAGE USER PERMIT)

5428          NEW YORK STATE TAX DEPT., SALES TAX REGISTRATION UNIT   STATE OF NEW YORK      PERMANENT
              (SALES/USE TAX PERMIT)

5432          OFFICE OF THE LIQUEFIED PETROLEUM GAS ADMINISTRATION    STATE OF OKLAHOMA      08/31/1996
              (LPG PERMIT - CLASS 2/PERMIT INSPECTION FEE)

5433          OKLAHOMA TAX COMMISSION, MOTOR VEHICLE DIVISION         STATE OF OKLAHOMA      06/30/1997
              DISTRIBUTOR SECTION (DIESEL NON-HIGHWAY PERMIT)

5435          OKLAHOMA TAX COMMISSION, MOTOR FUEL DIVISION            STATE OF OKLAHOMA      PERMANENT
              (DISTRIB. LICENSE - GASOLINE, DIESEL, BLENDING)

5431          TAX COMMISSION, SALES AND USE TAX DIVISION              STATE OF OKLAHOMA      PERMANENT
              (MFRS. EXEMPTION CERTIFICATE)

5434          OKLAHOMA TAX COMMISSION, MOTOR VEHICLE DIVISION         STATE OF OKLAHOMA      04/1997
              (MOTOR FUEL DISTR. INDEMNITY)

5436          OKLAHOMA TAX COMMISSION                                 STATE OF OKLAHOMA      02/15/1999
              (SALES TAX PERMIT)

5465          OKLAHOMA TAX COMMISSION, DISTRIBUTOR SECTION            STATE OF OKLAHOMA      PERMANENT
              (SPECIAL FUEL DEALER LICENSE)

5468          MINISTRY OF TRANSPORTATION, CARRIER LICENSING OFFICE    ONTARIO, CANADA        PERMANENT
              (OPERATING LICENSE)

5437          DEPT. OF COMMERCE AND INSURANCE                         STATE OF TENNESSEE     12/31/1996
              DIVISION OF FIRE PREVENTION
              (DEALER'S LICENSE - CLASS 4)

5453          COMPTROLLER OF PUBLIC ACCOUNTS                          STATE OF TEXAS         VARIOUS
              (PREPAID LIQUEFIED GAS PERMIT)

5457          RAILROAD COMMISSION OF TEXAS, LP-GAS DIVISION           STATE OF TEXAS         05/31/1997
              (RAILROAD COMMISSION QUALIFYING EXAM RENEWAL)

                        TEXAS RAILROAD COMMISSION PERMITS

FILE                               TRRC
 NO.    PLANT                    PERMIT NO.    LOCATION
- ----    -----                     -------      --------
2169   Monument Plant No. 118      01375      Monument, New Mexico
1912   Tonkawa Plant No. 132       02614      Hemphill County, Texas
2051   Canadian Plant No. 143      01713      Canadian, Hemphill Co. Texas
0392   Saunders Plant No. 146      01312      Lovington, New Mexico
3505   Monahans Plant No. 162      00132      Wichett, Ward County, Texas
0074   Sand Hills Plant No. 193    00126      Crane, Crane County, Texas
2059   No. Sherman Plant No. 234   03349      Sherman, Grayson Co., Texas
1966   Puckett Plant No. 237       04149      Pecos County, Texas

                     TEXAS RAILROAD COMMISSION T-4 PERMITS
                PIPELINES OPERATED BY CHEVRON PIPE LINE COMPANY

PIPELINE                                                       PERMIT NO.
- --------                                                       ----------
Shell Chem. (Warren B)                                                204
Arco Jct. (Warren C)                                                  204
GATX (C Lateral)                                                      204
Utility                                                               204
South Route (Warren D & Baytown C)                                    204
Cedar Bayou Dock                                                      204
North Route (Warren E)                                                204
Phibro                                                                204
6" Phibro                                                             204
Fannett to Pt. Acres (Frio)                                          4005
Tenneco                                                               204
Arco #1                                                               204
Dow Products                                                          204
6" Mag.                                                               204
6" Oxychem (Placid)                                                   204
6" Arco Black Lake                                                    204
6"/8" Deer Park to Texas City                                        1032
8"/6" Warren-Koch                                              add to 204
4" Texas Petro-Chem                                                   204
4" Unocal                                                             204
8" Natural Gas Pipeline Warrengas Terminal                           2838
8" Cedar Bayou to Warren LPG                                         1446
CPL 20' LPG Import                                                   1895
8" CPL-Owned Products                                                1446

                                  SCHEDULE 2A

                                 NGBU CONTRACTS

     [ List to be attached at Closing and will include all NGBU contracts related to the Contributed NGBU Business, including but not limited to those identifited opn Schedule 5.12 to the Combination Agreement (but excluding any contracts related to the Excluded NGBU Assets).]

                                   SCHEDULE 2B
                             NGBU CONTRIBUTED ASSETS

ALL NGBU ASSETS INCLUDING BUT NOT LIMITED TO THE FOLLOWING

- ------------------------------------------------------------------------------------------------------------------------------
           ASSET                           DESCRIPTION                                    EXCLUDED ASSETS
- ------------------------------------------------------------------------------------------------------------------------------
NGBU Owned Motor Vehicles   All NGBU owned cars.
- ------------------------------------------------------------------------------------------------------------------------------
Birmingham AL Sales Office  Birmingham Sales office lease and all     Excludes non-transferable leased or rented office
(Lease)                     NGBU owned office equipment.              equipment.
- ------------------------------------------------------------------------------------------------------------------------------
NGBU Owned PCs, Printers    Including CITC PCs in exclusive NGBU      Excludes computer equipment associated with employees
and Peripherals             service.                                  continuing with Chevron.
- ------------------------------------------------------------------------------------------------------------------------------
NGBU File Servers           NGBU owned exclusive use file servers.    Excludes joint use equipment.
- ------------------------------------------------------------------------------------------------------------------------------
                                                                      Excludes office furniture to be utilized by the Chevron
                                                                      Midstream Group (office, conference, filing, library).
NGBU Owned Furniture in     NGBU owned office furniture in the        Excludes built in/common area office furniture and
the Houston Office          Chevron Tower office space.               office furniture owned by other Chevron operating companies.
- ------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 2D

                              LICENSES AND PERMITS

     Software licenses (see attached).

                       Software Included in the NEWCO Deal

                           * NGBU SOFTWARE LICENSES *

License
Transfer   Manufacturer         Software                          Version   License Comments
Status     Name                 Title                              Number     Used
           IBM                  OS/2 Warp Connect                    3        100   This license is owned by NGBU
           Sybase               Structure Query Report Writer       3.1       120   This license is owned by NGBU
NO         Easel                Easel Run Time                       2        120   This license is owned by NGBU
           Microsoft            MS DOS                              6.22       75   This license is owned by NGBU
           Microsoft            Windows                             3.11      120   This license is owned by NGBU
           FTP Software         PC/TCP for DOS/Windows              3.1        40   This license is owned by NGBU
           IBM                  DOS LAN Services Requester           4         40   This license is owned by NGBU
           Microsoft            Word, Excel, PowerPoint             4.2       100   This license is owned by NGBU
           Microsoft            Access                               2         60   This license is owned by NGBU
           Microsoft            Schedule +                           1         80   This license is owned by NGBU
           Microsoft            Mail Remote                         3.2        80   This license is owned by NGBU
           Netscape Com Corp    Netscape Navigator                   2        120   NGBU obtaining a license for Netscape
           IBM                  Warp Server - Advanced               3         6    This license is owned by NGBU
           GasLink *            In-house developed                   2         1    Price Waterhouse owns marketing rights to
                                                                                    GasLink through Sept. 96

*NOTE: With respect to GASLINK, NewCo must negotiate an agreement with Price Waterhouse to continue using the application. NEWCO must agree not to market the GasLink Software until existing contract expires (9/96).


                          * WARREN SOFTWARE LICENSES *

License
Transfer   Manufacturer         Software                          Version   License Comments
Status     Name                 Title                              Number     Used


           IBM                  OS/2 Warp Connect                    3         12   Used by Gas Control and Tech Support.
                                DBMS                                7.x        32   Warren owns a 32 concurrent user copy
           Seagate EMS          Palindrome Storage Manager          4.x        14   Pricing based on media, server and storage
                                                                                          capacity.  Used to backup Netware.
                                Palindrome Backup Director          4.x        1    Pricing based on server type.  Used to Backup NT
                                                                                          environment.
                                NerveCenter Event Manager           2.4        1    Annual license fee is 18% of package price.
                                Ashwin Batch Scheduler               x         1    License fee provides for scheduling up to 10
                                                                                          machines.
           MicroGrafix          ABC Flowchart                        4         13
           Traveling Software   Faxworks Pro                         2        120   FaxWorks is used as a OS/2 Fax Server service.
                                Netware server                      4.1        20
                                Netware Support Encyclopedia         x         1    CDRom based support tool.
           On Command Software  SofTrack                                       24   Maintenance fee is 12% of total software value.
           Hewlett Packard      HP UX                            9.x, 10.x     4    Includes maintenance for PA RISC hardware,
                                                                                          OpenView software & Unix tools.
                                Hp Openview PA/Risc                 4.x        1    Software maintenance is included with the Unix
                                                                                          OS maintenance.
                                HP NetServer Assistant              1.x        14   Comes free with Servers.
NO         Peregrine Software   Serverview/Stationview              2.6        22   Software maintenance is 20% of software purchase
                                                                                          price.
NO         Microsoft            MS DOS                              6.22      910
           CITC Maint.Contract  Windows 95 upgrade                            500
                                Windows                             3.11      120
                                NT Server                           3.51       8
                                NT Workstation                      3.51       1
                                MS Word, Excel, Powerpoint                    600
                                Project                              4         22
                                Access                               2         60
                                Schedule +                           1        750
                                Mail Remote                         3.2        80
                                Mail PostOffice                   3.2,3.5      19
                                Visual C++ for Windows              3.x        2
                                Visual Basic for Windows            3.x        2
                                Visual Basic Professional           4.x        1
           Nantucket, Inc.      Clipper Pro                         S87'       2
           FTP Software         PC/TCP for DOS/Windows              3.1        4
           Netscape Com Corp    Netscape Navigator                   2         31
           IBM                  Warp Server - Advanced               3         1
           AT&T                 InstaCom Pro                        1.6g       2    Multi-User Lan license
           Delrina              WinFax Pro Client                 3.x,4.x      72
                                WinFax Pro for Networks client      4.1        40
                                WinFax Pro for Networks Server      4.1        2    Software maintenance is fixed amount.
           Hilgraeve            HyperAccess/5 DOS                   2.4        48
                                HyperAccess/5 Windows             2.x,3.x      46
                                HyperAccess/5 OS/2                  1.x        1
           DataCode, Inc.       WorldWatch                         1.83a       15   Leased from DataCode.  $595 for Feed Fee, and 15
                                                                                          clients @ $50/month.
                                BindView                            2.x        14
           Traveling Software   Laplink Pro                         3.x        24
           AutoDesk, Inc.       AutoCad Windows                     12.x       11
           DTN                  DTS                                  x         1
           ProComm              Procomm+ for Windows                 x         11   Used by Tech Suport only.
           TechSmith            SnagIt for Windows                  3.4        50   Warren purchased 2x25 user licenses.
           IBM/Lotus            Lotus 1-2-3                     2.x,3.x,4.x    40   Warren has sunsetted Lotus.  However, we still
                                                                                          own 116 licenses.
           Network General      Sniffer                             4.45       1    CITC owns this device - Token-Ring only ..
                                                                                          includes a hardware component.
           BARR, Inc.           BARR Output Spooling                1.6g       1    Proprietary hardware/software package ..
                                                                                          includes a hardware component.
           xxx                  ACT Contact Manager                  x         24   Used primarily by D&I Sales.
           MicroDesign          SCSI Express                        2.2        8    Fixed rate software maintenance.
            International
                                Reporter                            2.x        1

Warren Systems: Selected Mainframe Programs that will be operated and supported for up to 24 months.

Mainframe applications section of agreement:
NGC will take ownership.


            AFIS MOAT/MAGIC
            GAIS Online (Gas Plants)
            GAIS Batch
            GAS (old gas plant system)
            WFS (Warren Financial System, legacy)
            WFI (Warren Financial System, legacy)
            A/R Inquiry
            FREIGHT
            BILLING
            Mass Weights
            PIMS
            Accrual/Reversal
            Exchange
            Booking Master
            Purchase Settlement
            Tax Accounting
            Inventory Valuation (LIFO)
            Laid in Cost
            Debit Memo
            Accounts Receivable
            Joint Interest Billing
            Joint Venture Accounting
            Location Transaction Reporting
            1301 Reporting
            Right of Way
            MSRS
            Brown Book Reporting
            Marketing Adhoc Reporting



Warren Systems: Selected Mainframe Program Support Tools

GROUP MVS Software:                         GROUP VM Systems:

RACF                                        ISPF V3 for VM
TSO/E                                       ISPF/PDF V3 for VM
Abend-Aid/MVS                               Nomad Suite of Products
CA-1 for MVS                                Office Vission/VM
CA-7 for MVS                                VM:Schedule
CA7TOOL                                     VM:Operator
CA90S                                       VM:Tape
INFOPAC
RACF Administrator
RMDS
SYNCSORT
TSO/MON SPFI and Online
VTAM Printer Support (VPS)
WSF2
3270-PC Host File Transfer
Supersession
TCP/IP for MVS
TCP/IP for VM
ADF
DB2
Nomad
Focus

Warren Systems: Selected PC/Mini Application programs that will be supported up to 12 months.

PC application section of agreement:

            NGC will take ownership of these..

            AFIS Interfaces
            (SAP R/3)  Desktop software
            AFIS Reporting, in-house developed
            ORIN, in-house developed
            LOCKBOX BANK , in-house developed
            Liquids Marketing Contracts, in-house developed
            WAVES, in-house
            Manley data capture
            Custmenu
            Integrator
            OPIS
            MARS
            Record Services Date Control
            Engineering Contracts
            Terminal Management systems
            SIDES
            Petroex/Mapco
            Pipeline Tickets
            CSPR (Client Server Processing)
            VIOLA
            Barge Reporting System
            Distribution

Chevron Corporate Systems: Below are applications that Chevron would support and/or operate via Service Agreement for up to 24 months.

            RMS, Chevron Products Railcar Management System
            CPS, Chevron Products System
            SAP R/3,  Chevron Corporate Financial System/ @ Warren
                  (NEWCO license required)
            IPS, Chevron invoice processing system
            EDI translator, Chevron corporate translator
            TESS, Chevron time entry support system
            CASS, Corporate data feed to Warren

* Note: license is not transferable without contacting the vendor for written approval. This will usually involve some kind of fee.

Chevron, Warren and NGBU IT Systems:

NOTE: Subject to the restrictions contained elsewhere, all additional software and hardware necessary to operate Warren Petroleum and NGBU contributed businesses are included in the merger assets.

                                  SCHEDULE 2EX
                              EXCLUDED NGBU ASSETS

The assets excluded from the merger are as follows:

     Chevron Production Company assets (including but not limited to): Pipeline imbalances as of the effective date of the merger. Grant-in-aid pipeline capacity (except Fishhook).

     All Chevron communication equipment/licenses and Chevron Information
          Technology Company owned assets (including but not limited to):

          Cellular phones.

          Wide area network (including circuits, routers and Internet addresses).

          Chevron PBX hardware and voice mail systems (except as specifically included).

          All Chevron operating company jointly used telephone stations and telephone trunks.

          Chevron's "CTN" voice network service.

          Chevron's global e-mail service directory.

          "LAN" hubs in Chevron offices.

          All PC's, printers, software and peripherals associated with all NGBU and related CITC employees retained by Chevron.

          All CITC or Chevron Corporation owned software.

          All joint Chevron operating company use file servers (e-mail, PREMAS).

          All non-transferable software and licenses.

          NGBU satellite dish and associated equipment.

     CREMCO owned assets:

          Houston office building space

          San Ramon office building space

     All office equipment in CREMCO leased office space (except for specifically included furniture).

     All leased or rented office equipment.

     Employees' personal property.

     Accounts Receivable and Payable.

     All Cash

     Futures, swaps or other financial positions tied to physical gas purchase, sale, transport or storage contracts that are excluded.

     Future use of Master Agreements for Financial Transactions.

     Any financial positions such as swaps that have been put in place by NGBU on behalf of Chevron Corporation's price management strategy.

     See lists of excluded NGBU contracts for specifically excluded contracts.

                                   SCHEDULE 5
                              RETAINED LITIGATION

WARREN

A.      Litigation:

        1.  Aaron, Roland, et ux. v. A&I Company, et al. (Warren)
        2.  Bentley, Hubert, et al. v. Shell, et al. (Warren)
        3.  Busygin, Catherine, et al. v. Warren, et al.
        4.  Collins, Todd, et al., v. Binks, et al. (Warren)
        5.  Duplessis Anthony James, et al. v. Warren, Inc., et al.
        6.  Hampton-Higgins, Brenda v. Chevron U.S.A. Inc. (Warren)
        7.  Hernandez, Jesse v. A-C Products, et al. (Warren)
        8.  Kulish, Ernest, et al. v. Chevron U.S.A. Inc. (Warren)
        9. Marion Hurinenko Living Revocable Trust, et al. v. Chevron U.S.A. Inc. (Warren)
       10.  Maritime Asbestos Cases v. Warren
       11.  Osorio-Leal, John v. Amerada Hess, et al. (Warren)
       12.  Pace, Paul J., et al. v. A&I Co., et al. (Warren)
       13.  Shaw, Earl Eugene et ux. v. A&I Co., et al. (Warren)

B.      Disputes/Potential Litigation:

        Four pending U.S. Equal Employment Opportunity Commission
        Discrimination Charges:

        1.  Charge No. 270951412 (New Orleans District);
            age/applicant
        2.  Charge No. 27095747 (New Orleans District);
            race/employee
        3.  Charge No. 390960294 (Albuquerque District);
            age/employee
        4.  Charge No. 311960531 (Oklahoma City District);
            race/employee

                      SCHEDULE 6 TO CONTRIBUTION AGREEMENT
                         WEST TEXAS LPG PIPELINE ASSETS

WEST TEXAS PIPELINE ASSETS:

I) Pipeline: There is approximately 1,950 miles of various sizes of pipe ranging from 2" to 14", 0.156 Gr B to 0.365 x46 w.t., and 1957 - 1992 vintage. The lateral lines are up to 8" and the trunk portion is all 10" and 14".

II) Booster Stations: There are 18 pump stations, 24 pump and electric motor units and associated electrical switchgear and control equipment. Total horsepower is 28,200. Pumps are all horizontal centrifugal type.

III) Coahoma Facility: There are 2 - 1,000 horsepower pump units with centrifugal pumps and electric motors. It is an 80 acre site with three storage wells(nominal 300,000 Bbls), two brine pits (nominal 350,000 Bbls capacity), and all associated piping and electrical equipment.

         ** Of the 19 booster stations (including Coahoma), 13 are on separately identifiable property.

IV) Meter Stations: There are approximately 62 receipt, custody transfer meter stations of which approximately 54 are at plant sites. There are another 18 check meter locations with a total of 34 meter runs. Each facility generally includes turbine meter runs, instrumentation, and equipment buildings.

V)  Miscellaneous:
         * Sending and receiving swab trap facilities (22 on the trunk line alone).
         * Portable meter provers
         * Spare parts inventory

THE FOLLOWING ASSETS ARE NOT INCLUDED IN THE CONVEYED WEST TEXAS PIPELINE ASSETS AND SHALL BE RETAINED BY CPL OR ITS AFFILIATE:

I)  Communications Equipment:
         All microwave towers, radio equipment, transmitters, and associated supporting hardware.

II)  SCADA:
         All Remote Telemetering Units (RTUs), Programmable Logic Controllers
         (PLCs), computers, and any associated supporting hardware which is used for the control and monitoring of pipeline stations and facilities. This includes any and all hardware, computers, equipment, and/or facilities located in CPL's Customer Service Center.

III)  Cathodic Protection:
         All rectifiers along the pipeline right-of-way which are servicing multiple pipeline systems (except 49% of those identifiable rectifier systems which are solely for the use and protection of only the West Texas LPG Pipeline System and serve no other asset of CPL).

IV)  Vehicles:
         All Chevron Pipe Line Co. vehicles including heavy equipment and associated trucks and trailers.

V)  Property:
         Any location where a West Texas LPG Pipeline System asset is located on property which also includes pipeline systems, stations, office buildings, warehouses, or other facilities used in connection with other CPL pipelines other than the West Texas Pipeline. Chevron shall also retain all Right-of-Ways.

                                                                       EXHIBIT 4

                              ASSUMPTION AGREEMENT

                                     Between

                           MIDSTREAM COMBINATION CORP.

                                       and

                               CHEVRON U.S.A. INC.

                                ----------------
                                   Dated as of

                                _______ __, 1996

                                ----------------

- --------------------------------------------------------------------------------

                              ASSUMPTION AGREEMENT

         THIS ASSUMPTION AGREEMENT, is entered into as of ________ __, 1996 as set forth herein, by and between MIDSTREAM COMBINATION CORP., a corporation incorporated under the laws of Delaware ("Midstream"), and CHEVRON U.S.A. INC., a corporation incorporated under the laws of Pennsylvania ("Chevron U.S.A.").

         WHEREAS, on August 24, 1994, Chevron Capital U.S.A. Inc. ("Chevron Capital") issued and sold $350,000,000 in aggregate principal amount of its 7.45% Guaranteed Notes Due 2004 (the "Notes"); and

         WHEREAS, Chevron Capital loaned the net proceeds it received from the sale of the Notes to Chevron U.S.A., and in connection with such loan, Chevron U.S.A. has executed and delivered to Chevron Capital a promissory note in the aggregate principal amount of $347,715,375, dated August 25, 1994 and bearing interest at the rate of 7.95% (the "CUSA Note") pursuant to the terms of that certain Loan Agreement dated August 25, 1994 between Chevron U.S.A. and Chevron Capital; and

         WHEREAS, pursuant to that certain Combination Agreement and Plan of Merger dated May __, 1996 (the "Combination Agreement") among NGC Corporation, Midstream and Chevron U.S.A., Midstream has received a contribution of certain businesses from Chevron U.S.A. and has agreed in connection therewith to assume $________ in aggregate principal amount of Chevron U.S.A.'s obligations under the CUSA Note, which amount relates to the contributed businesses and Chevron U.S.A. has agreed to accept such assumption in exchange for those contributed businesses upon the terms hereof and of the Combination Agreement;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Midstream and Chevron U.S.A. hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. Except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Section 1.01 shall, for all purposes of this Agreement have the meanings herein specified, the following definitions to be equally applicable to both the singular and plural forms of any of the terms herein defined:

AGREEMENT

         The term "Agreement" shall mean this Assumption Agreement between Midstream and Chevron U.S.A., as such agreement is originally executed or as it may from time to time be supplemented, modified or amended as provided herein.

ASSUMED PRINCIPAL

         The term "Assumed Principal" shall have the meaning ascribed to such term in Section 3.01 of this Agreement.

BANKING DAY

         The term "Banking Day" shall mean in respect of all payments, notices or actions to be made, given or taken under this Agreement, any day other than a Saturday, a Sunday or any other day on which commercial banks in New York or California are authorized or required to be closed.

CHEVRON CAPITAL

         The term "Chevron Capital" shall mean Chevron Capital U.S.A. Inc., a Delaware corporation or its successors or assigns.

CHEVRON U.S.A.

         The term "Chevron U.S.A." shall mean Chevron U.S.A. Inc., a Pennsylvania corporation, until a successor entity shall have become such pursuant to the terms of this Agreement, and thereafter "Chevron U.S.A." shall mean such successor entity.

COMBINATION AGREEMENT

         The term "Combination Agreement" means that certain Combination Agreement and Plan of Merger dated May __, 1996 among Chevron U.S.A., NGC Corporation and Midstream, as such agreement is originally executed or as it may be subsequently supplemented, modified or amended in accordance with the provisions thereof

CUSA NOTE

         The term "CUSA Note" shall mean that certain promissory note dated August 25, 1994 in the aggregate principal amount of $347,715,375 issued by Chevron U.S.A. to Chevron Capital U.S.A.
Inc.

EVENT OF DEFAULT

         The term "Event of Default" shall mean any event specified as such in
Section 5.01 hereof. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

INTEREST PAYMENT DATES

         The term "Interest Payment Dates" shall mean August 14 and February 14 of each calendar year, commencing August 14, 1996.

MIDSTREAM

         The term "Midstream" shall mean Midstream Combination Corp., a Delaware corporation, until a successor entity shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Midstream" shall mean such successor entity.

POST-DEFAULT RATE

         The term "Post-Default Rate" shall mean in respect of the obligations of Midstream in respect of the CUSA Note or interest thereon not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum for each day during the period (the "Default Period") commencing on the due date of the CUSA Note or the interest thereon until the CUSA Note or interest shall be paid in full equal to 9.95% per annum.

                                   ARTICLE II

                                 REPRESENTATIONS


         SECTION 2.01. REPRESENTATIONS OF MIDSTREAM. Midstream makes the following representations to Chevron U.S.A.:

                  (a) Midstream has been duly incorporated and is validly existing as a corporation under the laws of Delaware, has full legal right, power and authority to enter into this Agreement and to carry out and consummate all transactions contemplated by this Agreement, and by proper corporate action has duly authorized the execution, delivery and performance of this Agreement.

                  (b) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not conflict with or constitute on the part of Midstream a breach of or default under its Certificate of Incorporation, its ByLaws, or any indenture or other material agreement or instrument to which Midstream is a party or by which it or its properties are bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Midstream-
          or any of its activities or properties.

                  (c) This Agreement has been duly authorized, executed and delivered by Midstream and this Agreement is the valid and binding obligation of Midstream.

         SECTION 2.02. REPRESENTATIONS OF CHEVRON U.S.A. Chevron U.S.A. makes the following representations to Midstream:

                  (a) Chevron U.S.A. has been duly incorporated and is validly existing as a corporation under the laws of Pennsylvania, has full legal right, power and authority to enter into this Agreement and to carry out and consummate all transactions contemplated by this Agreement, and by proper corporate action has duly authorized the execution, delivery and performance of this Agreement.

                  (b) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not conflict with or constitute on the part of Chevron U.S.A. a breach of or default under its Certificate of Incorporation, its By-Laws, or any indenture or other material agreement or instrument to which Chevron U.S.A. is a party or by which it or its properties are bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Chevron U.S.A. or any of its activities or properties.

                  (c) This Agreement has been duly authorized, executed and delivered by Chevron U.S.A. and this Agreement is the valid and binding obligation of Chevron U.S.A.

                                   ARTICLE III

                              ASSUMPTION; PAYMENTS


         SECTION 3.01. ASSUMPTION. Midstream hereby agrees to assume $_______ of Chevron U.S.A.'s obligations with respect to the payment of principal due under the CUSA Note (the "Assumed Principal") on the terms and subject to the conditions set forth in this Agreement.

         Chevron U.S.A. and Midstream hereby acknowledge and agree that the Assumed Principal does not constitute all of the outstanding principal payable under the CUSA Note and that with respect to the remaining principal outstanding under the CUSA Note (the "Unassumed Principal") after subtracting from the original principal amount thereof the Assumed Principal, Chevron U.S.A. remains the only obligor. Midstream shall not be liable for or obligated with respect to the payment of the Unassumed Principal nor with respect to any interest payable with respect thereto. Chevron U.S.A. shall remain liable for all interest on the CUSA Note which is accrued and unpaid as of the date of this Agreement. Midstream shall only be responsible for interest accruing on the Assumed Principal after the date hereof. The parties further acknowledge that in no event shall a default by Chevron U.S.A. under the CUSA Note constitute an Event of Default hereunder or in any way affect Midstream's rights or obligations with respect to payment of the Assumed Principal or the interest thereon.

         SECTION 3.02. REPAYMENT OF ASSUMED PRINCIPAL OF CUSA NOTE. Upon demand of Chevron Capital made on or after [INSERT DATE 2 YEARS AFTER CLOSING DATE] Midstream hereby promises to pay the full amount of the Assumed Principal to Chevron Capital and if no demand is made, Midstream hereby promises to pay the full Assumed Principal to Chevron Capital on August 14, 2004.

         SECTION 3.03. INTEREST ON THE ASSUMED PRINCIPAL OF THE CUSA NOTE. Midstream hereby promises to pay to Chevron Capital interest on the unpaid Assumed Principal amount (or, if Midstream prepays a portion of the Assumed Principal pursuant to Section 3.04 hereof, the remaining unpaid portion thereof) for the period commencing on the date of this Agreement and continuing until the entire outstanding Assumed Principal has been paid by Midstream hereunder at the rate of 7.95% per annum, PROVIDED THAT interest shall be payable at the Post-Default Rate on the Assumed Principal or (to the extent permitted by law) any interest thereon which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof and continuing until the same is paid in full. Interest payable hereunder by Midstream on the Assumed Principal shall be paid in arrears on the Interest Payment Dates and shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 3.04. PAYMENTS. All payments of principal and interest payable by Midstream with respect to the Assumed Principal shall be made in lawful money of the United States of America, in immediately available funds, to Chevron Capital. at , Account No. _______________________________, or such other place as Chevron Capital shall designate in writing to Midstream at its address _____________ specified in Section 6.03 hereof not less than 5 Banking Days prior to the date on which any such payment shall become due.

         SECTION 3.05. PREPAYMENTS. Midstream shall have the right, at any time on or after [WILL INSERT SPECIFIC DATE 2 YEARS AFTER CLOSING] or from time to time thereafter, to prepay the Assumed Principal in whole or in part, PROVIDED
THAT: (a) Midstream shall give Chevron Capital not less than 10 days' prior notice of each prepayment in accordance with the provisions of Section 6.03 hereof, specifying the principal amount to be prepaid and the date of prepayment (which date shall be a Banking Day) and (b) interest accrued on the principal amount prepaid shall be paid on the prepayment date.

         SECTION 3.06. ENFORCEMENT BY CHEVRON CAPITAL. The parties hereby agree that Chevron Capital shall have the right to specifically enforce this Agreement. Midstream shall reimburse Chevron Capital immediately on demand for all costs and expenses, including without limitation reasonable attorneys' fees and costs, incurred in connection with the enforcement of this Agreement. This Agreement may not be modified or terminated without the prior written consent of Chevron Capital. No failure or delay by Chevron Capital to exercise any right or remedy hereunder shall be deemed a waiver of such right or remedy.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.01. NOTICE OF EVENT OF DEFAULT. As soon as practicable after any Event of Default occurs and unless such Event of Default has been waived or cured, Midstream shall notify Chevron U.S.A. and Chevron Capital in writing as to the details thereof and the action which Midstream is taking or proposes to take with respect thereto.

         SECTION 4.02. ASSIGNMENT. Midstream may not assign its rights and obligations hereunder without the prior written consent of Chevron U.S.A., except (i) by merger, combination or reorganization, including, without limitation, the transactions contemplated by the Combination Agreement. Any attempted assignment by Midstream in contravention of this covenant shall be void. Chevron U.S.A. may assign its rights and obligations hereunder to Chevron Capital. without the consent of Midstream.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

         SECTION 5.01. EVENTS OF DEFAULT. The term "Event of Default" whenever used herein shall mean any one of the following events:

         (a) Default by Midstream in the payment of any amount of principal of or any installment of interest on the Assumed Principal when such principal or interest becomes due and payable; or

         (b) Any representation made by Midstream in Section 2.01 of this Agreement shall prove to have been materially false when made; or

         (c) Failure on the part of Midstream duly to observe or perform in any material respect any other of the covenants or agreements on its part contained in this Agreement and continuance of such default for a period of 30 days after there has been given, in accordance with the provisions of Section 6.03 of this Agreement, to Midstream written notice by Chevron U.S.A. which notice shall specify such failure and state that it is a "Notice of Default" hereunder; or

         (d) The entry by a court having jurisdiction in the premises of a decree or order for relief in respect of Midstream in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Midstream or for substantially all of its property, or ordering the winding up or liquidation of its affairs, if such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (e) The commencement by Midstream of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or Midstream's consent to the entry of an order for relief in any involuntary case under any such law, or its consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of Midstream or for substantially all of its property or the making by Midstream of any general assignment for the benefit of creditors, or its failure generally to pay its debts as they become due.

         SECTION 5.02. REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Chevron U.S.A., by notice in writing to Midstream, may declare the outstanding principal amount owed by Midstream with respect to the CUSA Note together with any interest accrued thereon to be due and payable immediately, and upon such declaration such principal amount and interest shall be immediately due and payable.

         SECTION 5.03. SUITS FOR ENFORCEMENT. In case an Event of Default shall occur and be continuing, Chevron U.S.A. may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant contained in this Agreement or may proceed to enforce the payment of amounts owed by Midstream hereunder with respect to the CUSA Note or to enforce any other or its legal or equitable rights.

         SECTION 5.04. REMEDIES NOT WAIVED. No delay or failure on the part of Chevron U.S.A. to exercise any right shall operate as a waiver of such right or otherwise prejudice Chevron U.S.A.'s rights, powers and remedies.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 6.01. BANKING DAYS. Except as otherwise provided in this Agreement, if any date on which a payment is to be made, notice is to be given or other action taken hereunder is not a Banking Day, then such payment, notice or other action shall be made, given or taken on the next succeeding Banking Day.

         SECTION 6.02. LIMITATION OF RIGHTS TO PARTIES. Nothing in this Agreement expressed or implied is intended or shall be construed to give to any person other than Midstream and Chevron U.S.A. and Chevron Capital any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or provision herein; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of Midstream and Chevron U.S.A. and Chevron Capital.

         SECTION 6.03. NOTICES. All notices and other communications to Midstream, Chevron U.S.A. or Chevron Capital may be electronically communicated or hand delivered or sent by courier, addressed to any party hereto as provided in this Section 6.03.

            ALL COMMUNICATIONS INTENDED FOR MIDSTREAM SHALL BE SENT TO:

            Midstream Combination Corp.
            c/o NGC Corporation
            13430 Northwest Freeway, Suite 1200
            Houston, Texas 77040

            Attention:           General Counsel
            Fax Number:          (713) 507-6808

            ALL COMMUNICATIONS INTENDED FOR CHEVRON U.S.A. SHALL BE SENT TO:

            Chevron U.S.A. Inc.
            575 Market Street
            San Francisco, CA 94105

            Attention:                Treasurer
            Fax Number:          (415) 894-2246

            ALL COMMUNICATIONS INTENDED FOR CHEVRON CAPITAL SHALL BE SENT TO:

            Chevron Capital U.S.A. Inc.
            575 Market Street
            San Francisco, CA 94105

            Attention:                Treasurer
            Fax Number:          (415) 894-2246

or at any other address of which any of the foregoing shall have notified the other in any manner prescribed in this Section 6.03.

                  For all purposes of this Agreement, a notice or communication will be deemed effective:

                  (a) if delivered by hand or sent by courier, on the day it is delivered unless (i) that day is not a day upon which commercial banks are open for the transaction of business in the city specified (a "Local Banking Day") in the address for notice provided by the recipient or (ii) if delivered after the close of business on a Local Banking Day, then on the next succeeding Local Banking Day, or

                  (b) if sent by facsimile transmission, on the date transmitted, provided that oral or written confirmation of receipt is obtained by the sender, unless the date of transmission and confirmation is not a Local Banking Day, in which case, on the next succeeding Local Banking Day.

         SECTION 6.04. NO WAIVERS. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         SECTION 6.05. AMENDMENTS. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each of the parties.

         SECTION 6.06. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of Midstream and Chevron U.S.A. and their respective permitted successors and assigns.

         SECTION 6.07. PARTIAL INVALIDITY. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof.

         SECTION 6.08. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California (excluding the choice of law principles thereof).

         SECTION 6.09. COSTS AND EXPENSES OF ENFORCEMENT. Midstream agrees to pay all costs, expenses and fees, including all reasonable attorneys' fees, which are incurred by Chevron U.S.A. in enforcing or attempting to enforce this Agreement following the occurrence and during the continuance of an Event of Default, whether the same shall be enforced by suit or otherwise.

         SECTION 6.10. EXECUTION IN SEVERAL COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.11. ARTICLE AND SECTION HEADINGS. The headings or titles of the several Articles and Sections hereof and any table of contents appended to copies hereof shall be solely for convenience of reference and shall not affect the meaning, construction or effect of this Agreement.

         IN WITNESS WHEREOF, MIDSTREAM COMBINATION CORP. AND CHEVRON U.S.A. INC. have caused this Assumption Agreement to be duly entered into as of the date first above written.

                           MIDSTREAM COMBINATION CORP.

                           By


                           CHEVRON  U.S.A. INC.

                           By

                                                                       EXHIBIT 9

                            REAL PROPERTY DISCLOSURES

         [To be provided at Closing and to include all disclosures
                          included in Exhibit 16.14.]

                                                                   EXHIBIT 10(A)

                                               [INSERT NAME OF GATHERING SYSTEM]

                          PIPELINE DEED AND ASSIGNMENT

THE STATE OF       ss.
                   ss.      Know All Persons By These Presents:
COUNTY OF          ss.

That CHEVRON U.S.A. INC., a Pennsylvania corporation, formerly known as Gulf Oil Corporation, successor in interest to Warren Petroleum Corporation, now known as Warren Petroleum Company (formerly a Division of Gulf Oil Corporation and presently a Division of Chevron U.S.A. Inc.) (hereinafter called "Assignor"), with offices at 1301 McKinney, 22nd Floor, Houston, Texas 77010, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Assignor in hand paid by MIDSTREAM COMBINATION CORP., a Delaware corporation (hereinafter called "Assignee"), with offices at 13430 Northwest Freeway, Suite 1200, Houston, Texas 77040, the receipt and sufficiency of which are acknowledged by Assignee's acceptance hereof, has GRANTED, BARGAINED, SOLD, CONVEYED, ASSIGNED, AND TRANSFERRED and by these presents does GRANT, BARGAIN, SELL, CONVEY, ASSIGN, AND TRANSFER unto Assignee and Assignee's successors and assigns all that certain property constituting the servitudes, rights-of-way, permits, and easements, as amended to date, set forth and more particularly described in Exhibit "A" attached hereto and made a part hereof for all purposes (hereinafter called the "Subject Interests").

This conveyance is made subject to any titles and rights that may be asserted by the public, governmental or other entities with regard (a) to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, (b) to lands beyond the line of the harbor or bulkhead lines as established or changed by any governmental entity,
(c) to filled-in lands, or artificial islands, (d) to statutory water rights, including riparian rights, or (e) to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area.

This conveyance is further made subject to (a) any and all exceptions, encumbrances, and other matters affecting the Subject Interests of whatsoever nature that are listed and described in Schedule 5.18 to that certain Combination Agreement and Plan of Merger dated May 22, 1996, by and among NGC Corporation, Assignor, and Assignee (the "Agreement"), (b) any and all zoning laws, regulations, and ordinances of municipal or other governmental authorities, if any, relating to the Subject Interests, but only to the extent that they are still in effect, and (c) any and all of the covenants, terms, and conditions set forth in the Subject Interests.

Assignee hereby accepts the foregoing assignment of the Subject Interests and assumes and agrees to pay and perform the duties, obligations, covenants, and conditions of Assignor thereunder which arise after the effective date hereof.

Except as specified in the Agreement, the Subject Interests are conveyed by Assignor to Assignee, and Assignee does agree that the Subject Interests are conveyed to Assignee, AS IS, WHERE IS and WITH ALL FAULTS, and that "ASSIGNOR" MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING THOSE IMPLIED BY THE TERMS "GRANT," "BARGAIN," "SELL," "CONVEY," "ASSIGN," OR "TRANSFER" OR THOSE IMPLIED BY ANY OTHER TERM HEREIN), OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE TITLE, MAINTENANCE, REPAIR, CONDITION, DESIGN, OR MARKETABILITY OF THE "SUBJECT INTERESTS" INCLUDING, WITHOUT LIMITATION, (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY, (C) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (D) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO ANY MODELS OR SPECIFICATIONS, (E) ANY RIGHTS OF "ASSIGNEE" UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, [(F) ANY WARRANTIES IN SECTION
5.023 OF THE TEXAS PROPERTY CODE,] AND [(F)] [(G)] ANY CLAIM BY "ASSIGNEE" FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO SUCH "SUBJECT INTERESTS," IT BEING THE EXPRESS INTENTION OF "ASSIGNOR" AND "ASSIGNEE" THAT THE "SUBJECT INTERESTS" BE CONVEYED TO, AND ACCEPTED BY, "ASSIGNEE" IN THE "SUBJECT INTERESTS' " PRESENT CONDITION AND STATE OF REPAIR UNLESS OTHERWISE SPECIFIED IN THE "AGREEMENT."

Taxes for the current calendar year have been prorated as of the date hereof, and Assignee does hereby assume and agree to pay any and all ad valorem taxes and special assessments pertaining to the Subject Interests for the calendar year 1996 and subsequent years, there having been a proper proration of ad valorem taxes for the current calendar year between Assignor and Assignee, and Assignee does further assume and agree to pay any and all ad valorem taxes relating to a subsequent change in the usage or ownership of the Subject Interests, whether by reason of this assignment or hereafter.

EXECUTED on __________, 1996, by Assignor, and on __________, 1996, by Assignee, but to be effective __________, 1996.

                                            ASSIGNOR:
                                            CHEVRON U.S.A. INC.

                                            By:      ____________________
                                            Name:
                                            Title:

                                            ASSIGNEE:
                                            MIDSTREAM COMBINATION CORP.

                                            By:      ____________________
                                            Name:
                                            Title:


THE STATE OF _________     ss.
                           ss.
COUNTY OF                  ss.

This instrument was acknowledged before me on _______________, 1996, by ____________________, ____________________ of CHEVRON U.S.A. INC., a
Pennsylvania corporation, on behalf of said corporation.

                                   -------------------------
                                   Notary Public

                                   Notary's printed name: ___________________
                                   My commission expires:


THE STATE OF _________     ss.
                           ss.
COUNTY OF                  ss.

This instrument was acknowledged before me on _______________, 1996, by ____________________, ____________________ of MIDSTREAM COMBINATION CORP., a
Delaware corporation, on behalf of said corporation.

                                   -------------------------
                                   Notary Public

                                   Notary's printed name: ___________________
                                   My commission expires:

         PLEASE RETURN RECORDED DOCUMENT TO:

MIDSTREAM COMBINATION CORP.
ATTN:  MR. KENNETH E. RANDOLPH
NGC CORPORATION
13430 NORTHWEST FREEWAY, SUITE 1200
HOUSTON, TEXAS  77040

                          EXHIBIT "A" TO PIPELINE DEED
              OR ASSIGNMENT OF RIGHT OF WAY INTERESTS OR EASEMENTS

                                    (LEGAL DESCRIPTION OF THE SUBJECT INTERESTS)

                                                       [INSERT NAME OF PROPERTY]

                                      DEED

THE STATE OF TEXAS         ss.
                           ss.       Know All Persons By These Presents:
COUNTY OF                  ss.

That CHEVRON U.S.A. INC., a Pennsylvania corporation, formerly known as Gulf Oil Corporation, successor in interest to Warren Petroleum Corporation, now known as Warren Petroleum Company (formerly a Division of Gulf Oil Corporation and presently a Division of Chevron U.S.A. Inc.) (hereinafter called "Grantor"), with offices at 1301 McKinney, 22nd Floor, Houston, Texas 77010, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Grantor in hand paid by MIDSTREAM COMBINATION CORP., a Delaware corporation (hereinafter called "Grantee"), with offices at 13430 Northwest Freeway, Suite 1200, Houston, Texas 77040, the receipt and sufficiency of which are acknowledged by Grantee's acceptance hereof, has GRANTED, BARGAINED, SOLD, AND CONVEYED, and by these presents does GRANT, BARGAIN, SELL, AND CONVEY unto Grantee that certain parcel or tract of land, together with any and all improvements situated thereon (except those improvements, if any, listed and described on Exhibit "B" attached hereto and made a part hereof for all purposes), situated in the above-named County and State and described on Exhibit "A" attached hereto and made a part hereof for all purposes (hereinafter called the "Property").

This conveyance is made subject to any titles and rights that may be asserted by the public, governmental or other entities with regard (a) to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, (b) to lands beyond the line of the harbor or bulkhead lines as established or changed by any governmental entity,
(c) to filled-in lands, or artificial islands, (d) to statutory water rights, including riparian rights, or (e) to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area.

This conveyance is further made subject to, (a) any and all zoning laws, regulations, and ordinances of municipal or other governmental authorities, if any, relating to the Property, but only to the extent that they are still in effect, (b) any and all easements or other rights reserved (by Grantor unto Grantor and Grantor's successors and assigns) in, and listed and described on, Exhibit "B" hereto, and (c) any and all minerals or mineral interests, rights, or estates reserved by Grantor in Exhibit "B" hereto or reserved or granted heretofore by prior grantors.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, subject only to the matters stated herein, unto Grantee and Grantee's successors and assigns, forever; and Grantor warrants title to the Property to the extent, but only to the extent, of the express warranties set forth in that certain Combination Agreement and Plan of Merger dated May 22, 1996, by and between NGC Corporation, a Delaware corporation ("NGC"), Grantor and Grantee (the "Agreement"), which warranties, if any, are only made to NGC as specified in the Agreement and shall survive the delivery of this Deed but only for the period of time and as specified in the Agreement. Except as specified in the Agreement, the Property is conveyed by Grantor to Grantee, and Grantee does hereby agree that the Property is conveyed to Grantee, AS IS, WHERE IS and WITH ALL FAULTS, and "GRANTOR" MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING THOSE IMPLIED BY THE TERMS "GRANT," "BARGAIN," "SELL," "CONVEY," OR "DEED," OR THOSE IMPLIED BY ANY OTHER TERM HEREIN), OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE TITLE, MAINTENANCE, REPAIR, CONDITION, DESIGN, OR MARKETABILITY OF THE "PROPERTY" INCLUDING, WITHOUT LIMITATION, (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY, (C) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (D) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO ANY MODELS OR SPECIFICATIONS, (E) ANY RIGHTS OF "GRANTEE" UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, [(F) ANY WARRANTIES IN SECTION 5.023 OF THE TEXAS PROPERTY CODE,] AND [(F)] [(G)] ANY CLAIM BY "GRANTEE" FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO SUCH "PROPERTY," IT BEING THE EXPRESS INTENTION OF "GRANTOR" AND "GRANTEE" THAT THE "PROPERTY" BE CONVEYED TO, AND ACCEPTED BY, "GRANTEE" IN THE "PROPERTY'S" PRESENT CONDITION AND STATE OF REPAIR UNLESS OTHERWISE SPECIFIED IN THE "AGREEMENT."

Taxes for the current calendar year have been prorated as of the date hereof. Grantee does hereby assume and agree to pay any and all ad valorem taxes and special assessments pertaining to the Property for the calendar year 1996 and subsequent years, there having been a proper proration of ad valorem taxes for the current calendar year between Grantor and Grantee, and Grantee further assumes and agrees to pay any and all ad valorem taxes relating to a subsequent change in the usage or ownership of the Property, whether by reason of this conveyance or hereafter.

EXECUTED on __________, 1996, by Grantor, and on __________, 1996, by Grantee,
but to be effective __________, 1996.

                                      GRANTOR:
                                      CHEVRON U.S.A. INC.

                                      By:      ____________________
                                      Name:
                                      Title:

                                      GRANTEE:
                                      MIDSTREAM COMBINATION CORP.

                                      BY:
                                      NAME:
                                      TITLE:


THE STATE OF _________     ss.
                           ss.
COUNTY OF                  ss.

This instrument was acknowledged before me on _______________, 1996, by ____________________, ____________________ of CHEVRON U.S.A. INC., a
Pennsylvania corporation, on behalf of said corporation.

                                   -------------------------
                                   Notary Public

                                   Notary's printed name: ___________________
                                   My commission expires:

THE STATE OF _________     ss.
                           ss.
COUNTY OF                  ss.

This instrument was acknowledged before me on _______________, 1996, by ____________________, ____________________ of MIDSTREAM COMBINATION CORP., a
Delaware corporation, on behalf of said corporation.

                                   -------------------------
                                   Notary Public

                                   Notary's printed name: ___________________
                                   My commission expires:

PLEASE RETURN RECORDED DOCUMENT TO:

MIDSTREAM COMBINATION CORP.
ATTN:  MR. KENNETH E. RANDOLPH
NGC CORPORATION
13430 NORTHWEST FREEWAY, SUITE 1200
HOUSTON, TEXAS  77040
                               EXHIBIT "A" TO DEED

                       (LEGAL DESCRIPTION OF THE PROPERTY)

                               EXHIBIT "B" TO DEED

                   (RESERVATIONS OF EASEMENTS AND OTHER RIGHTS
                      AND IMPROVEMENTS NOT BEING CONVEYED)
GRANTOR HEREBY RESERVES FOR AND UNTO GRANTOR AND GRANTOR'S SUCCESSORS AND ASSIGNS, THE FOLLOWING EASEMENTS AND OTHER RIGHTS:


[Insert, where applicable, as per the Agreement: Grantor hereby reserves for and unto Grantor and Grantor's successors and assigns, all rights, title, and interest in and to any and all minerals and mineral interests, rights, and estates of every kind and character including, without limitation, all oil, gas, sand, gravel, and salt in, on, and under the Property, except for such minerals and mineral rights as have heretofore been reserved or granted by prior grantors; provided, however, that (a) Grantor and Grantor's successors and assigns shall have no right to enter upon the surface of the Property for the purpose of drilling for, or otherwise removing, said minerals,(b) this reservation shall not include any salt dome storage caverns located under the Property, and (c) Grantee and Grantee's successors and assigns shall have the full rights relating to or regarding the subsurface storage of natural gas and natural gas liquids on or under the Property.]

THE FOLLOWING IMPROVEMENTS SITUATED ON THE PROPERTY ARE NOT BEING GRANTED, BARGAINED, SOLD, OR CONVEYED, AND TITLE THERETO SHALL REMAIN IN GRANTOR:

                            [deedpipe.doc GOES HERE]

                                                                  EXHIBIT 10 (B)

                                  BILL OF SALE

                                                     UNITED STATES OF AMERICA

BY                                          SS.        STATE OF TEXAS
                                            SS.
CHEVRON U.S.A. INC.                         SS.        COUNTY OF _______________
                                            SS.
TO                                          SS.        STATE OF TEXAS
                                            SS.
MIDSTREAM COMBINATION CORP.                 SS.        COUNTY OF _______________


         BE IT KNOWN, that on the _____ day of ___________________, 1996, and on the ____ day of ______________________, 1996, before us respectively,
_______________________ and _____________________, Notaries Public, respectively duly commissioned and qualified in and for the State and County or Counties aforesaid, and in the presence of the undersigned competent witnesses,

         PERSONALLY CAME AND APPEARED:

         CHEVRON U.S.A. INC., a Pennsylvania corporation, formerly known as Gulf Oil Corporation, with offices at 1301 McKinney, Houston, Texas 77010, who is represented by _______________, its duly authorized _______________ by virtue of Resolutions of its Board of Directors annexed hereto and made a part hereof, and whose Employer Identification Number is 25-052-7925,

         (hereinafter referred to as "Seller"),

who declares that Seller does by these presents grant, bargain, sell, convey, transfer, assign, set over, abandon, and deliver with no warranty except those express warranties set forth in that certain Combination Agreement and Plan of Merger dated May 22, 1996, (the "Agreement") by and among NGC Corporation, Seller, and Buyer (as hereinafter named), which express warranties to NGC, if any, shall survive the delivery of this Bill of Sale but only for the period of time and as specified in the Agreement, and without any other warranties of any kind, unto:

         MIDSTREAM COMBINATION CORP., a Delaware corporation, with offices at 13430 Northwest Freeway, Suite 1200, Houston, Texas 77040, herein represented by ___________________, its duly authorized _________________________ by virtue of Resolutions of its Board of Directors annexed hereto and made a part hereof, and whose Employer Identification Number is _________________,

         (hereinafter referred to as "Buyer"),

here present, accepting, and purchasing for Buyer and Buyer's successors and assigns, and acknowledging due delivery and possession thereof, all and singular the equipment and other personal property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Personal Property"), and which Personal Property is attached to or located in, on, or under the real property described on Exhibit "B" hereto (the "Real Property").

         Except as specified hereinafter or in the Agreement, the Personal Property is sold by Seller to Buyer, and Buyer accepts the Personal Property, and Buyer does hereby agree that, except as specified herein or in the Agreement, the Personal Property is sold to Buyer, AS IS and WITH ALL FAULTS, and that "SELLER" MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING THOSE IMPLIED BY THE TERMS "GRANT," "BARGAIN," "SELL," "CONVEY," "TRANSFER," "ASSIGN," "SET OVER," "ABANDON," AND "DELIVER" OR THOSE IMPLIED BY ANY OTHER TERM HEREIN), OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE TITLE, MAINTENANCE, REPAIR, CONDITION, DESIGN, OR MARKETABILITY OF THE "PERSONAL PROPERTY" INCLUDING, WITHOUT LIMITATION, (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY, (C) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (D) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO ANY MODELS OR SPECIFICATIONS, (E) ANY RIGHTS OF "BUYER" UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, AND (F) ANY CLAIM BY "BUYER" FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO SUCH "PERSONAL PROPERTY," IT BEING THE EXPRESS INTENTION OF "SELLER" AND "BUYER" THAT THE "PERSONAL PROPERTY" BE CONVEYED TO, AND ACCEPTED BY, "BUYER" IN THE "PERSONAL PROPERTY'S" PRESENT CONDITION AND STATE UNLESS OTHERWISE SPECIFIED IN THE "AGREEMENT."

         To have and to hold the Personal Property unto Buyer and Buyer's successors and assigns forever; without warranty of any kind except as provided hereinabove.

         This sale is made and accepted for and in consideration of, and in exchange for, the issuance of shares of Buyer's Common Stock and Series A Participating Preferred Stock, the assumption by Buyer of certain liabilities as specified in the Agreementand other good and valuable consideration which Buyer has well and truly issued, assumed, and paid to Seller, who hereby acknowledges the receipt thereof and grants full acquittance and discharge therefor. The value of the stock and/or cash and/or other consideration attributable to the Personal Property as of the date hereof is $__________.

         Taxes for the current calendar year have been prorated as of the date hereof, and Buyer , by Buyer's acceptance hereof, does hereby assume and agree to pay any and all ad valorem taxes, special assessments, and any other personal property taxes pertaining to the Personal Property for the calendar year 1996 and subsequent years, there having been a proper proration of such taxes for the current calendar year between Seller and Buyer.

         Seller and Buyer do hereby waive and dispense with the production of any and all certificates and/or researches required by law and relieve and release us, Notaries, and the sureties on our respective notarial bonds from any and all liability and/or responsibility for the nonproduction thereof.

         THUS DONE AND PASSED in my office in Houston, Texas, on
________________, 1996, but to be effective ________________, 1996, all in the presence of the undersigned competent witnesses, who hereunto sign their names with Seller and me, Notary.

WITNESSES:                                  SELLER:

                                            CHEVRON U.S.A. INC.

_______________________                     BY: ___________________________
                                                NAME:
_______________________                         ITS:

                                                 -----------------
                                                 NOTARY PUBLIC


         THUS DONE AND PASSED in my office in ____________, __________, on _____________________, 1996, but to be effective ________________, 1996, all in the presence of the undersigned competent witnesses, who hereunto sign their names with Buyer and me, Notary.

WITNESSES:                          BUYER:

                                    MIDSTREAM COMBINATION CORP.

_________________________           BY: ___________________________
                                         NAME:
_________________________                   ITS:

                                                 -----------------
                                                 NOTARY PUBLIC

                                   EXHIBIT "A"

                      EQUIPMENT AND OTHER PERSONAL PROPERTY

                                   EXHIBIT "B"

              REAL PROPERTY UPON WHICH PERSONAL PROPERTY IS LOCATED

                                  BILL OF SALE

STATE OF _____________              ss.
                                    ss.
COUNTY OF                           ss.


         THIS BILL OF SALE is entered into by and between CHEVRON U.S.A. INC., a Pennsylvania corporation, formerly known as Gulf Oil Corporation, successor in interest to Warren Petroleum Corporation, now known as Warren Petroleum Company (formerly a Division of Gulf Oil Corporation and presently a Division of Chevron U.S.A. Inc.) ("Seller"), with offices at 1301 McKinney, 22nd Floor, Houston, Texas 77010 and MIDSTREAM COMBINATION CORP., a Delaware corporation ("Buyer"), with offices at 13430 Northwest Freeway, Suite 1200, Houston, Texas 77040.

         NOW, THEREFORE, Seller and Buyer agree as follows:

         BILL OF SALE. For valuable consideration, receipt of which is hereby acknowledged, Seller hereby sells, transfers, conveys, and assigns to Buyer certain equipment and other personal property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Personal Property"), which Personal Property is attached to or located in, on, or under the real property described on Exhibit "B" attached hereto and made a part hereof for all purposes (the "Real Property"). Except for those express warranties set forth in that certain Combination Agreement and Plan of Merger dated May 22, 1996, among NGC Corporation, Seller, and Buyer (the "Agreement"), which warranties, if any, are only made to NGC Corporation as specified in the Agreement and shall survive the delivery of this Bill of Sale but only for the period of time and as specified in the Agreement, the Personal Property is sold by Seller to Buyer, and Buyer accepts the Personal Property, and Buyer does hereby agree that, except as specified herein or in the Agreement, the Personal Property is sold to Buyer AS IS and WITH ALL FAULTS and that "SELLER" MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESSED OR IMPLIED (INCLUDING THOSE IMPLIED BY THE TERMS "SELL," "TRANSFER," "CONVEY," OR "ASSIGN," OR THOSE IMPLIED BY ANY OTHER TERM HEREIN), OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE TITLE, MAINTENANCE, REPAIR, CONDITION, DESIGN, OR MARKETABILITY OF THE "PERSONAL PROPERTY" INCLUDING, WITHOUT LIMITATION, (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY, (C) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (D) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO ANY MODELS OR SPECIFICATIONS, (E) ANY RIGHTS OF "BUYER" UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, AND (F) ANY CLAIM BY "BUYER" FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO SUCH "PERSONAL PROPERTY," IT BEING THE EXPRESS INTENTION OF "SELLER" AND "BUYER" THAT THE "PERSONAL PROPERTY" BE CONVEYED TO, AND ACCEPTED BY, "BUYER" IN THE "PERSONAL PROPERTY'S" PRESENT CONDITION AND STATE UNLESS OTHERWISE SPECIFIED IN THE "AGREEMENT."

         Taxes for the current calendar year have been prorated as of the date hereof, and Buyer, by Buyer's acceptance hereof, does hereby assume and agree to pay any and all ad valorem taxes, special assessments, and any other personal property taxes pertaining to the Personal Property for the calendar year 1996 and subsequent years, there having been a proper proration of such taxes for the current calendar year between Seller and Buyer.

IN WITNESS WHEREOF, Seller executed this Bill of Sale on _______________, 1996, and Buyer executed this Bill of Sale on _______________, 1996, but which is to be effective as of ____________, 1996.

                                     SELLER:

                                     CHEVRON U.S.A. INC.

                                     By:____________________
                                              Name:
                                              Title:


                                     BUYER:

                                     MIDSTREAM COMBINATION CORP.

                                     By:
                                              Name
                                              Title:

THE STATE OF _________        ss.
                              ss.
COUNTY OF  ___________        ss.

This instrument was acknowledged before me on _______________, 1996, by ____________________, ____________________ of CHEVRON U.S.A. INC., a
Pennsylvania corporation, on behalf of said corporation.


                                     -------------------------
                                     Notary Public

                                     Notary's printed name: ___________________
                                     My commission expires:

THE STATE OF _________        ss.
                              ss.
COUNTY OF  ___________        ss.

This instrument was acknowledged before me on _______________, 1996, by ____________________, ____________________ of MIDSTREAM COMBINATION CORP., a
Delaware corporation, on behalf of said corporation.

                                     -------------------------
                                     Notary Public

                                     Notary's printed name: ___________________
                                     My commission expires:

                                   EXHIBIT "A"
                                 TO BILL OF SALE

                  LIST OF EQUIPMENT AND OTHER PERSONAL PROPERTY

                                   EXHIBIT "B"
                                 TO BILL OF SALE

                            REAL PROPERTY DESCRIPTION

                                  BILL OF SALE

STATE OF                     ss.
                             ss.
COUNTY OF                    ss.

        THIS BILL OF SALE is entered into by and between CHEVRON U.S.A. INC., a Pennsylvania corporation, formerly known as Gulf Oil Corporation, successor in interest to Warren Petroleum Corporation, now known as Warren Petroleum Company (formerly a Division of Gulf Oil Corporation and presently a Division of Chevron U.S.A. Inc.) ("Seller"), with offices at 1301 McKinney, 22nd Floor, Houston, Texas 77010 and MIDSTREAM COMBINATION CORP., a Delaware corporation ("Buyer"), with offices at 13430 Northwest Freeway, Suite 1200, Houston, Texas 77040.

        NOW, THEREFORE, Seller and Buyer agree as follows:

        BILL OF SALE. For valuable consideration, receipt of which is hereby acknowledged, Seller hereby sells, transfers, conveys, and assigns to Buyer certain equipment and other personal property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Personal Property"), which Personal Property is attached to or located in, on, or under the real property described on Exhibit "B" attached hereto and made a part hereof for all purposes (the "Real Property"). Except for those express warranties set forth in that certain Combination Agreement and Plan of Merger dated May 22, 1996, among NGC Corporation, Seller, and Buyer (the "Agreement"), which warranties, if any, are only made to NGC Corporation as specified in the Agreement and shall survive the delivery of this Bill of Sale but only for the period of time and as specified in the Agreement, the Personal Property is sold by Seller to Buyer, and Buyer accepts the Personal Property, and Buyer does hereby agree that, except as specified herein or in the Agreement, the Personal Property is sold to Buyer AS IS and WITH ALL FAULTS and that "SELLER" MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESSED OR IMPLIED (INCLUDING THOSE IMPLIED BY THE TERMS "SELL," "TRANSFER," "CONVEY," OR "ASSIGN," OR THOSE IMPLIED BY ANY OTHER TERM HEREIN), OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE TITLE, MAINTENANCE, REPAIR, CONDITION, DESIGN, OR MARKETABILITY OF THE "PERSONAL PROPERTY" INCLUDING, WITHOUT LIMITATION, (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY, (C) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (D) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO ANY MODELS OR SPECIFICATIONS, (E) ANY RIGHTS OF "BUYER" UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, AND (F) ANY CLAIM BY "BUYER" FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO SUCH "PERSONAL PROPERTY," IT BEING THE EXPRESS INTENTION OF "SELLER" AND "BUYER" THAT THE "PERSONAL PROPERTY" BE CONVEYED TO, AND ACCEPTED BY, "BUYER" IN THE "PERSONAL PROPERTY'S" PRESENT CONDITION AND STATE UNLESS OTHERWISE SPECIFIED IN THE "AGREEMENT."

        Taxes for the current calendar year have been prorated as of the date hereof, and Buyer, by Buyer's acceptance hereof, does hereby assume and agree to pay any and all ad valorem taxes, special assessments, and any other personal property taxes pertaining to the Personal Property for the calendar year 1996 and subsequent years, there having been a proper proration of such taxes for the current calendar year between Seller and Buyer.

IN WITNESS WHEREOF, Seller executed this Bill of Sale on _______________, 1996, and Buyer executed this Bill of Sale on _______________, 1996, but which is to be effective as of ____________, 1996.

                                     SELLER:

                                     CHEVRON U.S.A. INC.

                                     By:
                                         Name:
                                         Title:


                                     BUYER:

                                     MIDSTREAM COMBINATION CORP.

                                     By:
                                         Name:
                                         Title:

THE STATE OF _________    ss.
                          ss.
COUNTY OF  ___________    ss.

This instrument was acknowledged before me on _______________, 1996, by ____________________, ____________________ of CHEVRON U.S.A. INC., a
Pennsylvania corporation, on behalf of said corporation.

                                    -------------------------
                                    Notary Public

                                    Notary's printed name: ___________________
                                    My commission expires:

THE STATE OF _________    ss.
                          ss.
COUNTY OF  ___________    ss.

This instrument was acknowledged before me on _______________, 1996, by ____________________, ____________________ of MIDSTREAM COMBINATION CORP., a
Delaware corporation, on behalf of said corporation.

                                    -------------------------
                                    Notary Public

                                    Notary's printed name: ___________________
                                    My commission expires:

                                   EXHIBIT "A"
                                 TO BILL OF SALE

                  LIST OF EQUIPMENT AND OTHER PERSONAL PROPERTY

                                   EXHIBIT "B"
                                 TO BILL OF SALE

                            REAL PROPERTY DESCRIPTION

                                  BILL OF SALE

                                                   UNITED STATES OF AMERICA

BY                                                 SS.  STATE OF TEXAS
                                                   SS.
CHEVRON U.S.A. INC.                                SS.  COUNTY OF
                                                   SS.
TO                                                 SS.  STATE OF TEXAS
                                                   SS.
MIDSTREAM COMBINATION CORP.                        SS.  COUNTY OF


        BE IT KNOWN, that on the _____ day of ___________________, 1996, and on the ____ day of ______________________, 1996, before us respectively,
_______________________ and _____________________, Notaries Public, respectively duly commissioned and qualified in and for the State and County or Counties aforesaid, and in the presence of the undersigned competent witnesses,

        PERSONALLY CAME AND APPEARED:

        CHEVRON U.S.A. INC., a Pennsylvania corporation, formerly known as Gulf Oil Corporation, with offices at 1301 McKinney, Houston, Texas 77010, who is represented by _______________, its duly authorized _______________ by virtue of Resolutions of its Board of Directors annexed hereto and made a part hereof, and whose Employer Identification Number is 25-052-7925,

        (hereinafter referred to as "Seller"),

who declares that Seller does by these presents grant, bargain, sell, convey, transfer, assign, set over, abandon, and deliver with no warranty except those express warranties set forth in that certain Combination Agreement and Plan of Merger dated May 22, 1996, (the "Agreement") by and among NGC Corporation, Seller, and Buyer (as hereinafter named), which express warranties to NGC, if any, shall survive the delivery of this Bill of Sale but only for the period of time and as specified in the Agreement, and without any other warranties of any kind, unto:

        MIDSTREAM COMBINATION CORP., a Delaware corporation, with offices at 13430 Northwest Freeway, Suite 1200, Houston, Texas 77040, herein represented by ___________________, its duly authorized _________________________ by virtue of Resolutions of its Board of Directors annexed hereto and made a part hereof, and whose Employer Identification Number is _________________,

        (hereinafter referred to as "Buyer"),
here present, accepting, and purchasing for Buyer and Buyer's successors and assigns, and acknowledging due delivery and possession thereof, all and singular the equipment and other personal property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Personal Property"), and which Personal Property is attached to or located in, on, or under the real property described on Exhibit "B" hereto (the "Real Property").

        Except as specified hereinafter or in the Agreement, the Personal Property is sold by Seller to Buyer, and Buyer accepts the Personal Property, and Buyer does hereby agree that, except as specified herein or in the Agreement, the Personal Property is sold to Buyer, AS IS and WITH ALL FAULTS, and that "SELLER" MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING THOSE IMPLIED BY THE TERMS "GRANT," "BARGAIN," "SELL," "CONVEY," "TRANSFER," "ASSIGN," "SET OVER," "ABANDON," AND "DELIVER" OR THOSE IMPLIED BY ANY OTHER TERM HEREIN), OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE TITLE, MAINTENANCE, REPAIR, CONDITION, DESIGN, OR MARKETABILITY OF THE "PERSONAL PROPERTY" INCLUDING, WITHOUT LIMITATION, (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY, (C) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (D) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO ANY MODELS OR SPECIFICATIONS, (E) ANY RIGHTS OF "BUYER" UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, AND (F) ANY CLAIM BY "BUYER" FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO SUCH "PERSONAL PROPERTY," IT BEING THE EXPRESS INTENTION OF "SELLER" AND "BUYER" THAT THE "PERSONAL PROPERTY" BE CONVEYED TO, AND ACCEPTED BY, "BUYER" IN THE "PERSONAL PROPERTY'S" PRESENT CONDITION AND STATE UNLESS OTHERWISE SPECIFIED IN THE "AGREEMENT."

        To have and to hold the Personal Property unto Buyer and Buyer's successors and assigns forever; without warranty of any kind except as provided hereinabove.

        This sale is made and accepted for and in consideration of, and in exchange for, the issuance of shares of Buyer's Common Stock and Series A Participating Preferred Stock, the assumption by Buyer of certain liabilities as specified in the Agreementand other good and valuable consideration which Buyer has well and truly issued, assumed, and paid to Seller, who hereby acknowledges the receipt thereof and grants full acquittance and discharge therefor. The value of the stock and/or cash and/or other consideration attributable to the Personal Property as of the date hereof is $__________.

        Taxes for the current calendar year have been prorated as of the date hereof, and Buyer , by Buyer's acceptance hereof, does hereby assume and agree to pay any and all ad valorem taxes, special assessments, and any other personal property taxes pertaining to the Personal Property for the calendar year 1996 and subsequent years, there having been a proper proration of such taxes for the current calendar year between Seller and Buyer.

        Seller and Buyer do hereby waive and dispense with the production of any and all certificates and/or researches required by law and relieve and release us, Notaries, and the sureties on our respective notarial bonds from any and all liability and/or responsibility for the nonproduction thereof.

        THUS DONE AND PASSED in my office in Houston, Texas, on
________________, 1996, but to be effective ________________, 1996, all in the presence of the undersigned competent witnesses, who hereunto sign their names with Seller and me, Notary.

WITNESSES:                          SELLER:

                                    CHEVRON U.S.A. INC.

_______________________             BY: ___________________________
                                        NAME:
_______________________                 ITS:

                                -----------------
                                  NOTARY PUBLIC

        THUS DONE AND PASSED in my office in ____________, __________, on _____________________, 1996, but to be effective ________________, 1996, all in the presence of the undersigned competent witnesses, who hereunto sign their names with Buyer and me, Notary.

WITNESSES:                          BUYER:

                                    MIDSTREAM COMBINATION CORP.

_________________________           BY: ___________________________
                                        NAME:
_________________________               ITS:

                                -----------------
                                  NOTARY PUBLIC

                                   EXHIBIT "A"

                      EQUIPMENT AND OTHER PERSONAL PROPERTY

                                   EXHIBIT "B"

                    REAL PROPERTY UPON WHICH PERSONAL PROPERTY IS LOCATED

                                                                   EXHIBIT 10(c)

                      ASSIGNMENT OF RIGHTS AND OBLIGATIONS

                                UNDER AGREEMENTS


         THIS ASSIGNMENT is entered into as of ___ day of [June], 1996, by and between CHEVRON U.S.A. INC., a Pennsylvania corporation ("Assignor") and MIDSTREAM COMBINATION CORP., a Delaware corporation ("Assignee").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Assignor and Assignee agree and covenant as follows:

         1. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in and to those Agreements listed in Exhibit "A" attached hereto and hereby incorporated as a part hereof ("Agreements").

         2. Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's covenants, conditions and obligations under the Agreement which are required to be kept, performed and fulfilled by Assignor hereunder.

         3. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

         IN WITNESS WHEREOF, the undersigned have duly executed this Assignment as of the date set forth above.


ASSIGNOR:

CHEVRON U.S.A. INC.


By _______________________________

Title ____________________________


ASSIGNEE:

MIDSTREAM COMBINATION CORP.


By _______________________________

Title ____________________________

                                                                   EXHIBIT 10(d)

                                                     [NAME OF LEASED PROPERTY]
STATE OF ___________       ss.
                           ss.
COUNTY OF _________        ss.

                               ASSIGNMENT OF LEASE

         THIS ASSIGNMENT OF LEASE (this "Assignment") is made and entered into by and between CHEVRON U.S.A. INC., a Pennsylvania corporation, formerly known as Gulf Oil Corporation, successor in interest to Warren Petroleum Corporation, now known as Warren Petroleum Company (formerly a Division of Gulf Oil Corporation and presently a Division of Chevron U.S.A. Inc.) ("Assignor"), with offices at 1301 McKinney, Houston, Texas 77010 and MIDSTREAM COMBINATION CORP., a Delaware corporation ("Assignee"), with offices at 13430 Northwest Freeway, Suite 1200, Houston, Texas 77040, in connection with that certain lease agreement described in Exhibit "A" attached hereto (the "Lease") between that certain lessor or landlord or sublessor or sublandlord, as the case may be and as described in the Lease and in Exhibit "A" hereto, or incorporated in Exhibit "A" ("Landlord") and Assignor, as lessee or tenant or sublessee or subtenant, as the case may be and as described in the Lease, pursuant to which Landlord is leasing to Assignor that certain parcel or tract of land, together with any and all improvements thereon, situated in the above-named county and state, as more particularly described in the Lease and in Exhibit "A" hereto (the "Leased Property"). Reference is made herein to the Lease, and reference is made in Exhibit "A" hereto to the Lease and the recording thereof, for a description of the Leased Property, which is covered by the Lease, and for all other purposes.

         1. DEFINED TERMS. As used in this Assignment, the following capitalized terms have the following meanings:

                  (a) "Assignment Date" means the effective date of this Assignment as specified below.

                  (b) "Conditions to Assignment" means the conditions set forth in Section 4 of this Assignment.

                  (c) "Required Consents" means any and all consents to the assignment by Assignor to Assignee described herein that are required under the Lease or under applicable law or under any rules or regulations of the United States of America, or the state in which the Leased Property is situated, or other governmental or tribal entities, authorities, or agencies.

         2. ASSIGNMENT OF LEASE; HABENDUM CLAUSE; ASSUMPTION. For Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which Assignor hereby acknowledges, Assignor hereby grants, conveys, and assigns to Assignee, effective as of the Assignment Date but subject to (a) the Conditions to Assignment, (b) any and all exceptions, encumbrances, and other matters affecting the Lease or the Leased Property of whatsoever nature that are listed and described in Schedule 5.18 to that certain Combination Agreement and Plan of Merger dated May 22, 1996, by and among NGC Corporation, Assignor, and Assignee (the "Agreement"), (c) any and all zoning laws, regulations, and ordinances of municipal or other governmental authorities, if any, relating to the Leased Property, and (d) any and all of the covenants, terms and conditions set forth in the Lease, all of Assignor's right, title, interest, and estate in and to the Lease, TO HAVE AND TO HOLD the Lease unto Assignee and its successors and assigns, subject only to the matters stated herein. Assignee covenants and hereby assumes and agrees to pay, perform, and discharge Assignor's obligations under the Lease, under all amendments and modifications and renewals thereof and under all matters to which the Lease is subject as stated herein, but only to the extent that any of the foregoing are valid and enforceable, relate to the Lease or the Leased Property, and are attributable to the period of time commencing on and after the Assignment Date.

         3. DELIVERY OF LEASED PROPERTY. On the Assignment Date, Assignor shall deliver the Leased Property to Assignee in its present condition, and Assignee does hereby agree that except for those express warranties set forth in the Agreement, which warranties, if any, are only made to NGC Corporation as specified in the Agreement and shall survive the delivery of this Assignment but only for the period of time and as specified in the Agreement, the Lease and the rights thereunder with respect to the Leased Property are granted, conveyed, and assigned to Assignee AS IS and WITH ALL FAULTS and Assignee acknowledges and agrees that "ASSIGNOR" MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESSED OR IMPLIED (INCLUDING THOSE IMPLIED BY THE TERMS "GRANT," "CONVEY," OR "ASSIGN," OR THOSE IMPLIED BY ANY OTHER TERM HEREIN), OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE TITLE, MAINTENANCE, REPAIR, CONDITION, DESIGN, OR MARKETABILITY OF THE "LEASED PROPERTY" INCLUDING, WITHOUT LIMITATION, (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY, (C) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (D) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO ANY MODELS OR SPECIFICATIONS, (E) ANY RIGHTS OF "ASSIGNEE" UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, AND (F) ANY CLAIM BY "ASSIGNEE" FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO SUCH "LEASED PROPERTY," IT BEING THE EXPRESS INTENTION OF "ASSIGNOR" AND "ASSIGNEE" THAT THE "LEASED PROPERTY" BE GRANTED, CONVEYED, AND ASSIGNED TO, AND ACCEPTED BY, "ASSIGNEE" IN THE "LEASED PROPERTY'S" PRESENT CONDITION AND STATE UNLESS OTHERWISE SPECIFIED IN THE "AGREEMENT."

         4. CONDITIONS TO ASSIGNMENT. Notwithstanding anything to the contrary contained herein, no assignment by Assignor to Assignee described herein shall be effective until Assignor and Assignee shall have obtained all Required Consents.

         5. FURTHER ASSURANCES. Each party hereto shall execute, acknowledge, and deliver to each other party all documents, and shall take all actions, reasonably required by such other party from time to time to confirm or effect the matters set forth herein, or otherwise to carry out the purposes of this Assignment.

         6. NOTICES. All notices, demands, approvals and other communications provided for in this Assignment shall be in writing and be delivered to the appropriate party at its address as follows:

                  If to Assignor:
         Chevron U.S.A. Inc.
         1301 McKinney
         Houston, Texas
         Attention:  Mr. David Stevenson
         Facsimile No.:  (713) 754-3366


                  If to Assignee:
         Mr. Kenneth E. Randolph
         Senior Vice President and General Counsel
         NGC Corporation
         13430 Northwest Freeway, Suite 1200
         Houston, Texas  77040
         Facsimile No.: (713) 507-6808

Addresses for notice may be changed from time to time by written notice to all other parties. All communications shall be effective when actually received; provided, however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

         7. NO THIRD PARTIES BENEFITED. This Assignment is made for the purpose of setting forth certain rights and obligations of Assignee and Assignor, and no other person shall have any rights hereunder or by reason hereof as a third party beneficiary or otherwise.

         8. MISCELLANEOUS. This Assignment shall bind, and shall inure to the benefit of, the successors and assigns of the parties hereto. This Assignment may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. No provision of this Assignment that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all provisions hereof are hereby declared to be severable. Time is of the essence of this Assignment. This Assignment shall be governed by the laws of the state referred to in the caption of this Assignment, which is the state in which the Leased Property is situated.

         IN WITNESS WHEREOF, this Assignment was executed on _______________, 1996, by Assignor, and on _______________, 1996, by Assignee, but to be effective as of _______________, 1996.

                         ASSIGNOR:
                         CHEVRON U.S.A. INC.

                         By:
                         Name:
                         Its:

                         ASSIGNEE:
                         MIDSTREAM COMBINATION CORP.

                         By:
                         Name:
                         Its:

THE STATE OF               ss.
                           ss.
COUNTY OF                  ss.

This instrument was acknowledged before me on _______________, 1996, by ____________________, ____________________ of CHEVRON U.S.A. INC., a
Pennsylvania corporation, on behalf of said corporation.

                                 -------------------------
                                 Notary Public

                                 Notary's printed name: ___________________
                                 My commission expires: ___________________


THE STATE OF               ss.
                           ss.
COUNTY OF                  ss.

This instrument was acknowledged before me on _______________, 1996, by ____________________, ____________________ of MIDSTREAM COMBINATION CORP., a
Delaware corporation, on behalf of said corporation.

                                 -------------------------
                                 Notary Public

                                 Notary's printed name: ___________________
                                 My commission expires: ___________________


PLEASE RETURN RECORDED DOCUMENT TO:

MIDSTREAM COMBINATION CORP.
ATTN:  MR. KENNETH E. RANDOLPH
NGC CORPORATION
13430 NORTHWEST FREEWAY, SUITE 1200
HOUSTON, TEXAS  77040

                                   EXHIBIT "A"
                             TO ASSIGNMENT OF LEASE

NAME OF LANDLORD:

NAME OF TENANT:   CHEVRON U.S.A. INC., FORMERLY KNOWN AS GULF OIL CORPORATION,
                  SUCCESSOR IN INTEREST TO WARREN PETROLEUM CORPORATION, NOW
                  KNOWN AS WARREN PETROLEUM COMPANY (FORMERLY A DIVISION OF GULF
                  OIL CORPORATION AND PRESENTLY A DIVISION OF CHEVRON U.S.A.
                  INC.

DATE OF LEASE:

EXPIRATION DATE OF INITIAL TERM OF LEASE:

RENEWAL OR EXTENSION OPTION:        YES _____        NO _____
         (IF YES, COMPLETE THE FOLLOWING: TENANT HAS THE OPTION TO RENEW OR EXTEND THE TERM OF THE LEASE FOR _____ SUCCESSIVE PERIODS OF _____ YEARS, EACH COMMENCING ON THE EXPIRATION OF THE INITIAL TERM OF THE LEASE.)

RECORDING INFORMATION:

OR

LEGAL DESCRIPTION OF LEASED PREMISES:

THIS EXHIBIT "A" SHALL ALSO SERVE AS NOTICE OF THE TERMS, PROVISIONS, AND CONDITIONS OF THE LEASE AND IS NOT INTENDED, AND SHALL NOT BE CONSTRUED, TO DEFINE, LIMIT, OR MODIFY THE TERMS AND PROVISIONS OF THE LEASE.

                               CONSENT OF LANDLORD

LANDLORD:
TENANT:  CHEVRON U.S.A. INC.
DATE OF LEASE:  _________________
RECORDING INFORMATION:

OR

LEGAL DESCRIPTION OF LEASED PROPERTY:

Landlord hereby consents to that certain assignment set forth in Section 2 of the Assignment of Lease dated as of (the "Assignment") by and between CHEVRON U.S.A. INC., a Pennsylvania corporation, formerly known as Gulf Oil Corporation, as Assignor, and MIDSTREAM COMBINATION CORP., a Delaware corporation, as Assignee, to which this Consent of Landlord is attached [*and agrees to, and hereby does, effective on the Assignment Date (as defined in the Assignment), release Assignor, as tenant or lessee or subtenant or sublessee ("Tenant") under the Lease from all of the Tenant's obligations under the Lease, accruing and/or relating from and following the Assignment Date and agrees that as of the Assignment Date, shall be deemed the "Tenant" under the Lease*].

Dated:                         , 1996

                         LANDLORD:

                         By:
                         Name:
                         Its:

                                                                   EXHIBIT 10(e)

                     INTELLECTUAL PROPERTY LICENSE AGREEMENT

This Intellectual Property License Agreement is entered into as of June 1, 1996 by and among CHEVRON U.S.A. INC., a Pennsylvania Corporation ("Chevron"), CHEVRON PIPE LINE COMPANY, a Delaware corporation ("CPL"), CHEVRON CHEMICAL COMPANY, a Delaware corporation ("CCC") (Chevron, CPL and CCC are hereinafter sometimes referred to collectively as the "Contributing Parties") and MIDSTREAM COMBINATION CORP., a Delaware corporation ("Newco").

                                   WITNESSETH:

WHEREAS, Chevron, Newco and NGC Corporation, a Delaware corporation ("NGC") have entered into a Combination Agreement and Plan of Merger dated as of May_____, 1996 ("Combination Agreement") and a Contribution and Assumption Agreement of even date herewith ("Contribution Agreement"), pursuant to which certain assets of the Contributing Parties (collectively the "Contributed Businesses") will be transferred to Newco in exchange for shares of Common Stock and Preferred Stock of Newco and other consideration;

WHEREAS, the Contributing Parties have conducted the Contributed Businesses Operations using certain technology or other intellectual property owned by the Contributing Parties or their Affiliates;

WHEREAS, consistent with the terms and conditions of the Combination and Contribution Agreements, Newco desires to acquire the right to use such technology and other intellectual property in the operation of the Contributed Businesses and the Contributing Parties desire to grant such rights;

NOW THEREFORE, in consideration of the mutual promises contained herein, the mutual benefits to be derived for each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contributing Parties and Newco hereby agrees as follows:

                                    ARTICLE 1

                                   DEFINITIONS

All capitalized terms used herein without definition shall have the meanings assigned to them in the Combination Agreement and Contribution Agreement and the following terms shall have the following indicated meanings:

1.1. Licensor shall mean Chevron, CPL and CCC both collectively and individually, as the case may be.

1.2. Contributed Business Operations shall mean the operations of the Contributed Businesses as of the Closing Date or within the previous five (5) years thereto. Whether capitalized or uncapitalized the term operation with respect to the Contributed Businesses shall include the sale or transfer of products therefrom directly or indirectly to others.

1.3. Licensor Proprietary Information shall mean know-how, software applications, software and other technology owned by Licensor and used in the Contributed Business Operations.

1.4. Affiliate Proprietary Information refers to know-how, software, software applications and other technology owned by Licensor's Affiliates and used in the Contributed Business Operations.

1.5.     Party shall mean Chevron, CPL, CCC or Newco as the case may be.

1.6. Licensor Patent Rights shall mean U.S. and foreign patents and patent applications owned by the Licensor as of the Closing Date and used in the Contributed Business Operations which Licensor has the right to grant licenses under without accounting to others.

1.7. Licensor Copyrights shall mean copyrights owned by Licensor on documents, plans, drawings or other materials relating to the Contributed Business Operations.

                                    ARTICLE 2

                               TECHNOLOGY LICENSE

2.1 Subject to the terms of this Agreement and the Combination and Contributing Agreements, Licensor hereby grants Newco a royalty-free, non-exclusive, irrevocable license to use the Licensor Proprietary Information and Affiliate Proprietary Information in the operation of the Contributed Businesses with the proviso that Licensor and Licensor's Affiliates shall be under no obligation under this Agreement to update or support Licensor Proprietary Information or Affiliate Proprietary Information.

                                    ARTICLE 3

                                 PATENT LICENSE

3.1 Subject to the terms and conditions of this Agreement and the Combination and Contributing Agreements, Licensor hereby grants Newco a royalty-free, irrevocable immunity from suit for infringement of any claim of Licensor Patent Rights with respect to the use of Licensor Proprietary Information or Affiliate Proprietary Information in the operation of the Contributed Businesses.

                                    ARTICLE 4

                                COPYRIGHT LICENSE

4.1 To the extent reasonably necessary to facilitate Newco's operation of the Contributed Businesses, Licensor hereby grant Newco a nonexclusive royalty free license to make copies of materials covered by Licensor's Copyrights in connection with the operation of the Contributing Businesses but excluding (1) computer programs or software not directly relating to the processing, gathering, treating, fractionating, transportation or marketing of natural gas; and (2) materials relating to the microwave service network and related equipment and licenses.

                                    ARTICLE 5

                               TRADEMARK EXCLUSION

5.1 Except as expressly provided in the Combination and Contribution Agreements, Newco shall have no right to use, and agrees not to use, any trademarks, service marks, or trade names and the like owned by Licensor or Licensor's Affiliates.

                                    ARTICLE 6

                                 CONFIDENTIALITY

6.1. Newco shall receive and maintain all Licensor Proprietary Information and Affiliate Proprietary Information in confidence and shall exercise reasonable measures to avoid the disclosure of any or all of the Licensor Proprietary Information and Affiliate Proprietary Information to others except to Newco's Affiliates, officers and employees and permitted assigns, who require such information for the operation of the Contributed Businesses.

6.2. Newco's obligations under Sections 6.1 hereinabove shall not apply to any portion of information which Newco can show (i) was known to Newco prior or its first receipt directly or indirectly from Licensor; (ii) is now published or otherwise generally known on a nonconfidential basis in the related field; (iii) through no fault of Newco is subsequently published or becomes generally known; or (iv) is lawfully disclosed to Newco by others, as a matter of right without restriction on disclosure.

6.3. The obligations of Section 6.1 shall expire ten (10) years after the Closing Date.

6.4. Notwithstanding the obligations of Section 6.1, Newco shall have the right to disclose so much Licensor Proprietary Information and Affiliate Proprietary Information to others as is reasonably necessary for the operation of the Contributed Businesses provided that prior to such disclosure such others enter into written agreements with Newco containing obligations of confidentiality at least as strict as those provided in this Article 6.

                                    ARTICLE 7

                                 EXPORT CONTROL

7.1 With respect to any unpublished technical information of U.S. origin which is disclosed under this Agreement, Newco agrees to comply with all applicable United States Statutes and Regulations controlling the export of such technical information or the direct product thereof.

                                    ARTICLE 8

                                 REPRESENTATIONS

8.1. Licensors warrant that they have the right to grant the licenses, sublicenses and permissions granted to Newco under this Agreement.

8.2. Licensors represent that as of the Closing Date they are not aware of any actual or threatened litigation alleging that the operation of the Licensor infringe the intellectual property rights of others. Licensors also represents that they are not aware of any patent rights which would be infringed by the operation of Contributed Businesses as of the Closing Date but, do not warrant that the operation of the Contributed Businesses will not infringe the patent rights of others and hereby disclaim any liability relative thereto.

                                    ARTICLE 9

                                  ASSIGNABILITY

9.1 This Agreement may be assigned by Newco to Newco's successor to all the Contributed Businesses provided that such successor agrees, in writing, with Licensor to be bound in a like manner as Newco is hereunder. Any other assignment of this Agreement or any rights thereunder shall be void unless agreed to in writing by Licensor.

                                   ARTICLE 10

                                  GOVERNING LAW

10.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, as if both parties hereto were resident and doing business in such state, except to the extent that the law of the states in which any of the assets are located necessarily apply to the construction of this Agreement as it applies to the portion of the assets located in such states.

                                   ARTICLE 11

                                 HEADINGS; TERMS

11.1 The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meanings of the provisions hereof.

IN WITNESS WHEREOF, Chevron, CPL, CCC and Newco have duly executed this Agreement as of the date set forth above, but effective for all purposes as of 12:01 a.m., Houston, Texas time on the Closing Date.

CHEVRON U.S.A. INC.                                CHEVRON PIPE LINE COMPANY

By                                                 By

Title                                              Title


CHEVRON CHEMICAL COMPANY                           MIDSTREAM COMBINATION CORP.

By                                                 By

Title                                              Title